                                             Nations LargeCap
                                             Index Fund

                                             Nations Managed
                                             Index Fund

      INDEX FUNDS                            Nations MidCap Index Fund
      ------------------------------------
      Annual report for the year ended       Nations SmallCap
        March 31, 2002                       Index Fund




                                            [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment Adviser: Banc of America Advisors, LLC.

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           The 12-month period ending March 31, 2002 marked a year of remarkable volatility, uncertainty and change in the markets. The tragic events of September 11, 2001 -- a terrorist attack of unspeakable magnitude -- shocked the United States and the world, sending markets worldwide into a short-term free fall. These events helped push the already fragile U.S. economy into recession for the first time after almost a decade of uninterrupted economic growth. The debacle of Enron and new concerns about corporate accounting also caused growing investor uncertainty.

                           To aid the sagging economy and begin the recovery process from recession, the Federal Reserve Board cut interest rates a record eight times during this reporting period, bringing them to their lowest level in nearly 40 years.

                           For the 12-month period, the three major stock market indexes -- the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index (S&P 500) and Nasdaq Composite Index(1) -- had modest, positive returns. Bond results for the same period, represented by the Lehman Aggregate Bond Index(2), were more muted than the prior 12-month period. Since the start of the year 2002, however, many economic indicators suggest we may be well along the path to recovery. The growth rate of the Gross Domestic Product, for example, increased from 1.7% for the fourth quarter of 2001 to 5.8% for first quarter of 2002, the fastest growth rate in more than two years.

                           OPPORTUNITIES ABOUND
                           One strongly advised investment approach, we believe, is to remain focused on long-term investment goals and not on short-term profits or losses. Investors who see the potential in "buying low" and "selling high" may also see the opportunities that a down or volatile market may present. In our view, now may be a good time to capture value by buying -- at a discount -- stocks or bonds of some of the most widely regarded companies. During these volatile times, buying small-, mid-cap and value prospects, in our view, may be an opportunity to acquire some respected companies at a discount, and corporate bonds appear particularly attractive as credit spreads relative to Treasuries narrow.

                           DIVERSIFICATION AND DISCIPLINE
                           These past two years could not have provided a more vivid example of the importance of having a diversified investment strategy. We believe that a carefully selected portfolio of stocks and bonds is a sensible way to reduce some of the risk associated with investing, particularly during uncertain times. It takes discipline to weather market uncertainty. It may be wise for you to meet with your investment professional to review your long-term financial goals, not just during volatile times, but on a more regular, disciplined basis.

---------------

                           (1)The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                           (2)The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/ Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           OUR NEAR-TERM OUTLOOK
                           While the U.S. economy suffered its first downturn in a decade, we look for more positive signs from economic indicators in the coming months, which may provide a favorable backdrop for longer-term equity returns. Interest rates seem to have stabilized, inflation is quiescent and manufacturing data is looking better. We remain cautious, however, realizing that a number of risks could impact the markets, such as the continued war on terrorism, escalating conflict within the Middle East or an increase in oil prices, which has historically been a major contributing factor to the state of global economic conditions.

                           We also continue to look for opportunities on the fixed-income side. With the improving economy, declining default rates and wider spreads, we believe high-yield and corporate bonds may look favorable.

                           INSIGHTS AND ANALYSIS
                           Please read through your annual report to see what your Nations Funds portfolio managers have to say about the markets, the economy and how your investment has fared over the past 12 months.

                           Should you have any questions or comments on your annual report, please contact your investment professional or call us at 1.800.321.7854. If you do not have an investment professional and would like us to put you in contact with one, just let us know. You can visit us online anytime at www.nationsfunds.com for the most current performance and other information about your fund.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /S/ A. MAX WALKER
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS



                           /S/ ROBERT H. GORDON
                           ROBERT H. GORDON
                           PRESIDENT
                           BANC OF AMERICA ADVISORS, LLC

                           March 31, 2002

TABLE OF CONTENTS

                                     ECONOMIC OVERVIEW                                               3
                                     PORTFOLIO COMMENTARY
                                     Nations LargeCap Index Fund                                     5
                                     Nations Managed Index Fund                                      8
                                     Nations MidCap Index Fund                                      12
                                     Nations SmallCap Index Fund                                    15
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       19
                                     Statements of operations                                       45
                                     Statements of changes in net assets                            46
                                     Schedules of capital stock activity                            48
                                     Financial highlights                                           52
                                     Notes to financial statements                                  60
                                     Tax information                                                69
                                     Fund governance                                                70

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER AND                       research firm that measures
                                  INTERMEDIARY SERVICE                  customer service levels and
                                                                        establishes benchmarks in the
                                  IN RECOGNITION OF ITS COMMITMENT      financial services industry.
                                  TO PROVIDE SHAREHOLDERS AND
                                  INVESTMENT PROFESSIONALS WITH THE
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD AND THE DALBAR
                                  KEY HONORS AWARD IN 2001.


                  "Standard & Poor's" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc.

                     [This page intentionally left blank.]

ECONOMIC OVERVIEW

BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW
                           Over the past year, the U.S. economy suffered its first recession in more than a decade as well as the trauma of an unprecedented attack from terrorism. The ability of the U.S. financial markets to cope with these shocks demonstrates the resilience of our economic system.

                           While stock market performance varied by investment style and sector, most measures remained relatively flat or posted gains for the 12 months ended March 31, 2002. The Standard & Poor's 500 Composite Stock Price Index** remained essentially stable, with a total return of almost 0.2%. In contrast, gains by smaller companies pushed the total return of the Russell 2000 Index*** to nearly 14%.

                           Stock market performance across industry segments diverged widely over the past year. Anticipation of an economic recovery gave a sizable boost to basic material stocks, while investors also sought the safety of the consumer staples sector. Excess capacity, however, drove the share prices of many telecommunications service companies sharply lower.

                           The fixed-income markets faced pressure from rising long-term interest rates in early 2002, yet still managed to post a moderate return over the 12 months ending March 31, 2002. U.S. Treasury securities achieved a 3% return, as measured by the Lehman U.S. Treasury Index.+ Meanwhile, the Lehman Corporate Bond Index++ recorded a 5% gain.

                           After the longest expansion in U.S. history, the U.S. economy slipped into recession in March 2001, according to the Business Cycle Dating Committee of the National Bureau of Economic Research. The prior year's tightening of monetary policy, higher energy costs and the contraction in the stock market all acted to slow the economy, especially the "hard-hit" manufacturing sector. The September 11, 2001 terrorist attacks extended the downturn to other sectors, such as travel and tourism.

                           By historical standards, the past year's recession has been relatively short and mild. Real Gross Domestic Product (GDP) declined in only one quarter, the July through September 2001 period. Housing remained strong throughout the downturn and

---------------

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A. and includes Banc of America Capital Management, LLC, investment sub-adviser to many Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The Russell 2000 Index is an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The Lehman U.S. Treasury Index is an index consisting of U.S. Treasury debt obligations and is generally considered to be representative of U.S. Treasury market activity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ++The Lehman Corporate Bond Index is an unmanaged market value-weighted index of investment- grade corporate fixed-rate debt issues with maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source of all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           consumer spending held up relatively well. However, corporate profits plunged and businesses slashed their capital spending budgets.

                           As 2001 drew to a close, forces were converging to produce an economic upswing in 2002. Eleven interest-rate cuts by the Federal Reserve Board (the "Fed") combined with tax cuts and increases in federal spending helped to refuel the U.S. economic engine. Meanwhile, businesses reacted quickly by bringing inventories in line with demand, and Americans displayed a remarkable ability to recover from last September's shock.

                           THE YEAR AHEAD
                           Recent economic statistics indicate that the recession has ended and an economic recovery has taken hold. With companies no longer able to fill sales with goods already on the shelf, production and real GDP turned sharply higher in the first quarter. Although significant risks persist, we believe the recovery should continue over the balance of 2002.

                           We also believe a gradual improvement in the job market, personal income gains and rising home equity values should support a further rise in consumer spending. Companies have been reluctant to increase their spending on technology products and other capital goods, but by the latter part of 2002 we believe many companies could grow more confident in a sustained economic recovery. Some improvement in operating margins and higher sales volumes, we feel, would allow profits to rebound over the next few quarters.

                           Favorable long-term productivity trends remain intact, which we believe should put the economy on track for expansion in 2002. We anticipate that the Fed will raise interest rates from today's extraordinarily low levels to keep inflation in check. However, even by year-end, interest rates may continue to be at moderate levels.

                           Looking ahead, investors may continue to face formidable risks that have recently been exacerbated by the worldwide war against terrorism and violence in the Middle East. Valuation levels also may remain a constraint. Yet, we believe that the fundamentals of the U.S. economy remain strong and the U.S. appears to be leading the rest of the world into recovery.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST AND SENIOR MARKET STRATEGIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2002

NATIONS LARGECAP INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Quantitative Strategies
Team of Banc of America
Capital Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks investment
results that (before fees
and expenses) correspond
to the total return of the
Standard & Poor's 500
Composite Stock Price
Index (S&P 500 Index).**

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations LargeCap Index
Fund Investor A Shares
provided shareholders with
a total return of
-0.30%.***
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LARGECAP INDEX FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations LargeCap Index Fund's investment style and philosophy seek to provide investors with the potential for returns that closely approximate the Fund's benchmark, the S&P 500 Index. In addition, where consistent with the Fund's strategic investment process, the Fund may employ various techniques to manage capital gains distributions.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           Nations LargeCap Index Fund (Investor A Shares) slightly underperformed the S&P 500 Index for the 12 months ending March 31, 2002, returning -0.30%, while the S&P 500 Index returned 0.16%. After suffering a decline of more than 20% last year, the S&P 500 Index experienced great volatility and wound up essentially flat for the year. Seemingly on the road to recovery during the summer, the tragic events of September 11, along with the financial accounting crisis revealed by Enron Corporation's bankruptcy, sent the market plunging in the fall, followed by a sharp recovery towards the end of calendar year 2001.

                           WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED UNFAVORABLE?&

                           Utilities and communications provided the bulk of the market's weakness during the year, declining approximately 20%, while the materials and consumer staples sectors were up more than 10%. Portfolio results mirrored the benchmark, which was in line with our objective.

                           WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?

                           As we move through 2002, we are finding reasons to feel somewhat more optimistic about the markets in general. However, investors may consider adjusting expectations due to continued crosscurrents in the economy with which we must contend.

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LARGECAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 4.0%  Computers and office equipment
 4.4%  Insurance
 4.5%  Diversified manufacturing
 4.5%  Semiconductors
 4.5%  Medical devices and supplies
 4.6%  Telecommunications services
 4.8%  Software
 5.8%  Integrated oil
 8.2%  Pharmaceuticals
 9.3%  Commercial banking
45.4%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  General Electric Company                3.5%
                                                                            -------------------------------------------------
                                                                              2  Microsoft Corporation                   3.1%
                                                                            -------------------------------------------------
                                                                              3  Exxon Mobil Corporation                 2.8%
                                                                            -------------------------------------------------
                                                                              4  Wal-Mart Stores, Inc.                   2.6%
                                                                            -------------------------------------------------
                                                                              5  Citigroup Inc.                          2.4%
                                                                            -------------------------------------------------
                                                                              6  Pfizer Inc.                             2.4%
                                                                            -------------------------------------------------
                                                                              7  Intel Corporation                       1.9%
                                                                            -------------------------------------------------
                                                                              8  Johnson & Johnson                       1.9%
                                                                            -------------------------------------------------
                                                                              9  American International Group, Inc.      1.8%
                                                                            -------------------------------------------------
                                                                             10  International Business Machines
                                                                                 Corporation                             1.7%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS LARGECAP INDEX FUND

PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION
                                                                                    (10/10/95
                                                                                     through
                                                                                     3/31/02)        12.24%

                                                The chart to the left shows the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                LargeCap Index Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's 500 Composite Stock Price
                                                Index (Standard & Poor's 500
                                                Index), an unmanaged index of
                                                500 widely held common stocks,
                                                include reinvestment of
                                                dividends. Funds in the Lipper
                                                S&P 500 Index Funds Average are
                                                passively managed,
                                                limited-expense funds designed
                                                to replicate the performance of
                                                the S&P 500 on a reinvested
                                                basis. The Index and Lipper
                                                Average are unavailable for
                                                investment and do not reflect
                                                fees, brokerage commissions or
                                                other expenses of investing. The
                                                performance of Primary A Shares
                                                may vary based on the
                                                differences in fees paid by the
                                                shareholders investing in each
                                                class.

                                                         [CHART LEGEND]

[INVESTOR A SHARES (AS OF 3/31/02) RETURN CHART]

                                                 NATIONS LARGECAP INDEX       STANDARD & POOR'S 500       LIPPER S&P 500 INDEX
                                                      FUND $21,117                INDEX $21,956           FUNDS AVERAGE $20,969
                                                 ----------------------       ---------------------       ---------------------
Oct. 10 1995                                              10000                       10000                       10000
12/95                                                     10710                       10721                       10590
12/96                                                     13090                       13181                       12958
12/97                                                     17285                       17577                       17184
12/98                                                     22135                       22605                       22005
12/99                                                     26637                       27358                       26457
12/00                                                     24080                       24869                       23925
12/01                                                     21081                       21914                       20941
Mar. 31 2002                                              21117                       21956                       20969

   TOTAL RETURN (AS OF 3/31/02)

                                                                   PRIMARY A       INVESTOR A
Inception date                                                     12/15/93        10/10/95
--------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                   -0.09%          -0.30%
--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                              -2.85%          -3.09%
5 YEARS                                                               9.83%           9.50%
SINCE INCEPTION                                                      13.23%          12.24%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS MANAGED INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Quantitative Strategies
Team of Banc of America
Capital Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks, over the
long term, to provide a
total return that (before
fees and expenses) exceeds
the total return of the
Standard & Poor's 500
Composite Stock Price
Index (S&P 500 Index).**

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Managed Index Fund
Investor A Shares provided
shareholders with a total
return of 2.55%.***
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS MANAGED INDEX FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Unlike traditional index funds, Nations Managed Index Fund is an active, quantitatively managed product. We believe that maximizing exposure to attractive securities, while simultaneously and carefully seeking to control portfolio risk helps to maintain characteristics similar to the S&P 500 Index. This investment style may provide investors with the potential for positive incremental performance relative to the Fund's benchmark index. In addition, where consistent with the Fund's strategic investment process, the Fund may employ various techniques to manage capital gains distributions.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           Nations Managed Index Fund (Investor A Shares) advanced 2.55%, while the S&P 500 Index returned 0.16% for the 12 months ending March 31, 2002. After suffering a decline of more than 20% last year, the S&P 500 Index experienced volatility and wound up essentially flat for the year. Seemingly on the road to recovery during the summer of 2001, the tragic events of September 11, along with the financial accounting crisis revealed by Enron Corporation's bankruptcy, sent the market plunging in the fall, followed by a sharp recovery towards the end of calendar year 2001.

                           PLEASE DESCRIBE THE INVESTMENT PROCESS.

                           The stock selection process uses quantitative analysis to determine the attractiveness of each stock. The stock selection process is predicated on a proprietary adaptive model that seeks to observe and predict investor behavior. A variety of factors traditionally classified as value, growth, price momentum, earnings momentum and others are dynamically evaluated to arrive at those believed to be most useful and reflective of investor behavior. The process may from time to time employ opportunistic models. The team believes stock market inefficiencies exist which can be identified and exploited, such as merger and acquisition activity involving stock or cash transactions.

                           All stocks are evaluated by the model(s) and the most attractive stocks are added -- subject to risk management mechanisms, which are designed to seek to mute sector, size and style bias. This strategy is designed to produce a portfolio whose aggregate

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 8

NATIONS MANAGED INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY continued



                           characteristics closely resemble the benchmark while maximizing exposure to those attributes believed to be indicative of superior performance.

                           Stock selection is anticipated to be the primary driver of returns that exceed the return of the S&P 500 Index.

                           Secondarily, the team also seeks to minimize the distribution of capital gains to shareholders. The Fund employs the "highest in, first out" (HIFO) accounting methodology. This strategy permits, when "trimming" Fund holdings of a security, the sale of specific shares with the highest tax basis first to reduce the amount of the realized capital gain.

                           In addition, the team may practice tax-loss harvesting& to offset realized gains with losses. This strategy can reduce the cumulative taxable gain of the Fund.

                           WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED UNFAVORABLE?&&

                           The technology, healthcare, telecommunications and financial sectors performed most effectively for the Fund's investors. The materials and energy sectors proved least effective for the Fund.

                           WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?

                           As we move through 2002, we are finding reasons to feel somewhat more optimistic about the markets in general. However, investors may consider adjusting expectations due to continued crosscurrents in the economy with which we must contend.

---------------

                           &Tax-loss harvesting is a method whereby a mutual fund may, at times, sell portfolio securities in order to realize capital losses.

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MANAGED INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 3.4%  Medical devices and supplies
 3.5%  Semiconductors
 4.0%  Computers and office equipment
 5.0%  Diversified manufacturing
 5.8%  Software
 6.1%  Insurance
 6.1%  Telecommunications services
 6.7%  Commercial banking
 7.0%  Integrated oil
 8.9%  Pharmaceuticals
43.5%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                                                              TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  General Electric Company                3.6%
                                                                            -------------------------------------------------
                                                                              2  Microsoft Corporation                   3.5%
                                                                            -------------------------------------------------
                                                                              3  Pfizer Inc.                             2.7%
                                                                            -------------------------------------------------
                                                                              4  Exxon Mobil Corporation                 2.3%
                                                                            -------------------------------------------------
                                                                              5  American International Group, Inc.      2.2%
                                                                            -------------------------------------------------
                                                                              6  Wal-Mart Stores, Inc.                   2.1%
                                                                            -------------------------------------------------
                                                                              7  International Business Machines
                                                                                 Corporation                             2.0%
                                                                            -------------------------------------------------
                                                                              8  Citigroup Inc.                          1.9%
                                                                            -------------------------------------------------
                                                                              9  Intel Corporation                       1.7%
                                                                            -------------------------------------------------
                                                                             10  Merck & Company, Inc.                   1.7%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MANAGED INDEX FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/02) RETURN CHART]

                                                  NATIONS MANAGED INDEX       STANDARD & POOR'S 500       LIPPER LARGE-CAP CORE
                                                      FUND $18,768                INDEX $19,462           FUNDS AVERAGE $17,139
                                                  ---------------------       ---------------------       ---------------------
7/31/96                                                   10000                       10000                       10000
12/96                                                     11695                       11684                       11539
12/97                                                     15576                       15581                       14750
12/98                                                     19678                       20037                       18225
12/99                                                     23103                       24250                       21909
12/00                                                     20528                       22044                       19946
12/01                                                     18566                       19425                       17199
3/31/02                                                   18768                       19462                       17139


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION
     (7/31/96 through 3/31/02)     11.75%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Managed Index Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations of greater than $10 billion. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A and Primary B Shares may vary based on the differences in fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                                  PRIMARY A      PRIMARY B      INVESTOR A
Inception date                                                    7/31/96         9/4/97        7/31/96
----------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                   2.80%          2.17%        2.55%
----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                             -2.36%         -2.91%         -2.63%
5 YEARS                                                              9.62%             --          9.33%
SINCE INCEPTION                                                     12.02%          4.86%         11.75%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS MIDCAP INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Quantitative Strategies
Team of Banc of America
Capital Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks investment
results that (before fees
and expenses) correspond
to the total return of the
Standard & Poor's MidCap
400 Index (S&P MidCap 400
Index).**

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations MidCap Index Fund
Investor A Shares provided
shareholders with a total
return of 17.99%.***
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS MIDCAP INDEX FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations MidCap Index Fund's investment style and philosophy seek to provide investors with the potential for returns that closely approximate the Fund's benchmark, the S&P MidCap 400 Index. In addition, where consistent with the Fund's strategic investment process, the Fund may employ various techniques to manage capital gains distributions.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           Nations MidCap Index Fund (Investor A Shares) sought to track the S&P MidCap 400 Index for the year ending March 31, 2002, advancing 17.99%, while the S&P MidCap 400 Index returned 18.86%. The mid-cap market performed much better than the larger Standard & Poor's 500 Composite Stock Price Index,& which returned 0.16%. Seemingly on the road to recovery during the summer of 2001, the tragic events of September 11, along with the financial accounting crisis revealed by Enron Corporation's bankruptcy, sent the market plunging in the fall, followed by a sharp recovery towards the end of calendar year 2001.

                           WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED UNFAVORABLE?&&

                           The consumer discretionary, consumer staples, healthcare, materials and financials sectors all advanced in excess of 20%, while the telecommunications sector plunged in excess of 30%. Portfolio results mirrored benchmark performance, which is in alignment with our objective.

                           WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?

                           As we move through 2002, we are finding reasons to feel somewhat more optimistic about the markets in general. However, investors may consider adjusting expectations due to continued crosscurrents in the economy with which we must contend.

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           &The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 12

NATIONS MIDCAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 2.8%  Food products
 3.4%  Specialty stores
 3.8%  Health services
 3.9%  Oilfield services
 4.2%  Insurance
 4.5%  Commercial services
 5.1%  Pharmaceuticals
 5.8%  Semiconductors
 6.4%  Software
 9.2%  Commercial banking
50.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                                                              TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  IDEC Pharmaceuticals Corporation        1.1%
                                                                            -------------------------------------------------
                                                                              2  Sungard Data Systems, Inc.              1.0%
                                                                            -------------------------------------------------
                                                                              3  Electronic Arts Inc.                    0.9%
                                                                            -------------------------------------------------
                                                                              4  Quest Diagnostics Inc.                  0.9%
                                                                            -------------------------------------------------
                                                                              5  M&T Bank Corporation                    0.8%
                                                                            -------------------------------------------------
                                                                              6  Affiliated Computer Services, Inc.,
                                                                                 Class A                                 0.8%
                                                                            -------------------------------------------------
                                                                              7  Gilead Sciences, Inc.                   0.8%
                                                                            -------------------------------------------------
                                                                              8  Millennium Pharmaceuticals, Inc.        0.7%
                                                                            -------------------------------------------------
                                                                              9  Apollo Group Inc., Class A              0.7%
                                                                            -------------------------------------------------
                                                                             10  R.J. Reynolds Tobacco Holdings, Inc.    0.7%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MIDCAP INDEX FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/02) RETURN CHART]

                                                NATIONS MIDCAP INDEX FUND   STANDARD & POOR'S MIDCAP    LIPPER MID-CAP CORE FUNDS
                                                         $11,464                400 INDEX $11,615            AVERAGE $10,550
                                                -------------------------   ------------------------    -------------------------
5/31/00                                                   10000                       10000                       10000
6/00                                                      10136                       10155                       10522
9/00                                                      11368                       11389                       11283
12/00                                                     10909                       10950                       10671
3/01                                                       9716                        9771                        9479
6/01                                                      10979                       11057                       10581
9/01                                                       9146                        9225                        8707
12/01                                                     10776                       10883                       10204
3/31/02                                                   11464                       11615                       10550


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION

     (5/31/00 through 3/31/02)      7.74%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Index Fund from the inception of the share class. Figures for the Standard & Poor's MidCap 400 Index, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation and weighted by market value, include reinvestment of dividends. Funds in the Lipper Mid-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the median market capitalization of the middle 1,000 securities of the Standard & Poor's MidCap 400 Index. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A Shares may vary based on the differences in fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                                  PRIMARY A      INVESTOR A
Inception date                                                     3/31/00         5/31/00
-------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                  18.29%          17.99%
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                                      4.75%           7.74%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS SMALLCAP INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Quantitative Strategies
Team of Banc of America
Capital Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks investment
results that (before fees
and expenses) correspond
to the total return of the
Standard & Poor's SmallCap
600 Index (S&P SmallCap
600 Index).**

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations SmallCap Index
Fund Investor A Shares
provided shareholders with
a total return of
20.97%.***
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SMALLCAP INDEX FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations SmallCap Index Fund's investment style and philosophy seek to provide investors with the potential for returns that closely approximate the Fund's benchmark, the S&P SmallCap 600 Index. In addition, where consistent with the Fund's strategic investment process, the Fund may employ various techniques to manage capital gains distributions.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           Nations SmallCap Index Fund (Investor A Shares) slightly underperformed the S&P SmallCap 600 Index for the 12 months ending March 31, 2002, climbing 20.97% after expenses, while the S&P SmallCap 600 Index returned 21.96%. The small-cap market performed much better than the larger Standard & Poor's 500 Composite Stock Price Index,& which returned 0.16%. Seemingly on the road to recovery during the summer of 2001, the tragic events of September 11, along with the financial accounting crisis revealed by Enron Corporation's bankruptcy, sent the market plunging in the fall, followed by a sharp recovery towards the end of calendar year 2001.

                           WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED UNFAVORABLE?&&

                           The consumer discretionary, consumer staples, industrial and financials sectors all advanced in excess of 20%, while the energy sector slid slightly more than 10%. Portfolio results mirrored benchmark performance, which is in alignment with our objective.

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           &The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           BECAUSE SMALL COMPANIES HAVE NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND STOCKS THAT ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALLCAP INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY continued


                           WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?

                           As we move through 2002, we are finding reasons to feel somewhat more optimistic about the markets in general. However, investors may consider adjusting expectations due to continued crosscurrents in the economy with which we must contend.

NATIONS SMALLCAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 3.0%  Pharmaceuticals
 3.3%  Diversified manufacturing
 3.5%  Restaurants
 3.8%  Software
 4.2%  Commercial services
 4.5%  Health services
 5.0%  Medical devices and supplies
 5.8%  Semiconductors
 5.9%  Commercial banking
 6.1%  Specialty stores
54.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Cephalon, Inc.                          0.8%
                                                                            -------------------------------------------------
                                                                              2  AdvancePCS                              0.7%
                                                                            -------------------------------------------------
                                                                              3  Varian Medical Systems, Inc.            0.7%
                                                                            -------------------------------------------------
                                                                              4  Whole Foods Market, Inc.                0.6%
                                                                            -------------------------------------------------
                                                                              5  Alliant Techsystems Inc.                0.6%
                                                                            -------------------------------------------------
                                                                              6  Michaels Stores, Inc.                   0.6%
                                                                            -------------------------------------------------
                                                                              7  XTO Energy, Inc.                        0.6%
                                                                            -------------------------------------------------
                                                                              8  Constellation Brands, Inc.              0.6%
                                                                            -------------------------------------------------
                                                                              9  NVR, Inc.                               0.6%
                                                                            -------------------------------------------------
                                                                             10  OM Group, Inc.                          0.5%
                                                                            -------------------------------------------------
                                                                              THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                              EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                              WHICH THE FUND MAY INVEST.

NATIONS SMALLCAP INDEX FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/02) RETURN CHART]

                                                                                                            STANDARD & POOR'S
                                                 NATIONS SMALLCAP INDEX       LIPPER SMALL-CAP CORE        SMALLCAP 600 INDEX
                                                      FUND $16,732            FUNDS AVERAGE $18,813              $18,525
                                                 ----------------------       ---------------------        ------------------
10/15/96                                                  10000                       10000                       10000
12/96                                                     10315                       10557                       10433
12/97                                                     13157                       13477                       13104
12/98                                                     12908                       12852                       12932
12/99                                                     13588                       15296                       14539
12/00                                                     14839                       16700                       16256
12/01                                                     15679                       17991                       17314
3/31/02                                                   16732                       18813                       18525


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                                                                                    SINCE INCEPTION

                                                                                    (10/15/96
                                                                                     through
                                                                                     3/31/02)        9.89%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations SmallCap Index Fund from the inception of the share class. Figures for the Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks weighted by market capitalization, include reinvestment of dividends. Funds in the Lipper Small-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the Standard & Poor's SuperComposite 1500 Index. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A Shares may vary based on the differences in fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                                   PRIMARY A       INVESTOR A
Inception date                                                     10/15/96        10/15/96
---------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                  21.30%          20.97%
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                             13.59%          13.27%
5 YEARS                                                             11.47%          11.18%
SINCE INCEPTION                                                     10.18%           9.89%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            COMMON STOCKS -- 98.9%
            AEROSPACE AND DEFENSE -- 1.5%
   12,625   B.F. Goodrich Company....................................   $      399
  103,925   Boeing Company...........................................        5,015
   25,050   General Dynamics Corporation.............................        2,353
   55,025   Lockheed Martin Corporation..............................        3,168
   13,700   Northrop Grumman Corporation.............................        1,549
   48,500   Raytheon Company.........................................        1,991
   22,775   Rockwell Collins, Inc. ..................................          574
   22,875   Rockwell Automation, Inc. ...............................          459
   58,675   United Technologies Corporation..........................        4,354
                                                                        ----------
                                                                            19,862
                                                                        ----------
            AIRLINES -- 0.2%
   19,200   AMR Corporation!!(a).....................................          507
   15,300   Delta Air Lines, Inc. ...................................          501
   95,150   Southwest Airlines Company...............................        1,840
    8,450   US Airways Group Inc.!!(a)...............................           55
                                                                        ----------
                                                                             2,903
                                                                        ----------
            APPAREL AND TEXTILES -- 0.3%
   15,575   Jones Apparel Group, Inc.!!(a)...........................          544
   13,050   Liz Claiborne, Inc. .....................................          370
   33,250   Nike, Inc., Class B(a)...................................        1,996
    7,300   Reebok International, Ltd.!!.............................          197
   13,775   V.F. Corporation.........................................          596
                                                                        ----------
                                                                             3,703
                                                                        ----------
            AUTOMOTIVE -- 1.1%
   13,250   AutoZone, Inc.!!(a)......................................          912
    9,000   Cooper Tire & Rubber Company.............................          195
   18,425   Dana Corporation(a)......................................          396
   69,525   Delphi Automotive Systems Corporation....................        1,112
    8,600   Eaton Corporation........................................          696
  224,700   Ford Motor Company(a)....................................        3,705
   68,925   General Motors Corporation(a)............................        4,167
   21,575   Genuine Parts Company....................................          793
   20,250   Goodyear Tire & Rubber Company(a)........................          518
   10,875   Johnson Controls, Inc. ..................................          960
    7,425   Navistar International Corporation!!(a)..................          329
    7,175   Snap-On Inc. ............................................          244
   15,675   TRW Inc.(a)..............................................          807
   16,175   Visteon Corporation......................................          268
                                                                        ----------
                                                                            15,102
                                                                        ----------
            BEVERAGES -- 2.7%
    4,475   Adolph Coors Company, Class B............................          302
  109,725   Anheuser-Busch Companies, Inc. ..........................        5,728
    8,475   Brown-Forman Corporation, Class B........................          617
  308,325   Coca-Cola Company........................................       16,112
   55,175   Coca-Cola Enterprises Inc. ..............................        1,036
   35,400   Pepsi Bottling Group, Inc. ..............................          916
  217,100   PepsiCo, Inc. ...........................................       11,181
                                                                        ----------
                                                                            35,892
                                                                        ----------
            BROADCASTING AND CABLE -- 2.9%
  549,275   AOL Time Warner Inc.!!...................................       12,990
   74,150   Clear Channel Communications, Inc.!!(a)..................        3,812
  117,250   Comcast Corporation, Class A(a)..........................        3,729
   26,075   Univision Communications, Inc., Class A!!(a).............        1,095

                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
  220,050   Viacom Inc., Class B!!...................................   $   10,644
  253,050   Walt Disney Company(a)...................................        5,840
                                                                        ----------
                                                                            38,110
                                                                        ----------
            CHEMICALS -- BASIC -- 1.2%
   28,200   Air Products and Chemicals, Inc..........................        1,457
   13,625   Avery Dennison Corporation...............................          832
  127,200   E.I. duPont de Nemours and Company.......................        5,998
   15,875   Ecolab, Inc..............................................          726
   13,475   Hercules, Inc.!!(a)......................................          179
   20,950   PPG Industries, Inc......................................        1,150
   19,950   Praxair, Inc.............................................        1,193
   27,350   Rohm & Haas Company......................................        1,156
  111,900   The Dow Chemical Company.................................        3,661
                                                                        ----------
                                                                            16,352
                                                                        ----------
            CHEMICALS -- SPECIALTY -- 0.2%
    8,600   Ashland Inc..............................................          391
    9,575   Eastman Chemical Company(a)..............................          467
   16,100   Engelhard Corporation....................................          501
    6,225   Great Lakes Chemical Corporation(a)......................          175
    5,925   Millipore Corporation(a).................................          262
   15,150   Pall Corporation(a)......................................          310
    9,100   Sigma-Aldrich Corporation................................          427
                                                                        ----------
                                                                             2,533
                                                                        ----------
            COMMERCIAL BANKING -- 9.3%
   45,225   AmSouth Bancorporation(a)................................          994
  144,800   Banc One Corporation(a)..................................        6,050
  195,225   Bank of America Corporation>.............................       13,279
   91,375   Bank of New York Company, Inc.(a)........................        3,840
   57,200   BB&T Corporation(a)......................................        2,180
   27,900   Charter One Financial, Inc...............................          871
  638,400   Citigroup Inc. ..........................................       31,615
   22,100   Comerica Inc. ...........................................        1,383
   72,350   Fifth Third Bancorp(a)...................................        4,882
  129,525   FleetBoston Financial Corporation........................        4,533
   19,550   Golden West Financial Corporation(a).....................        1,241
   31,175   Huntington Bancshares Inc. ..............................          614
  244,825   J.P. Morgan Chase & Company..............................        8,728
   52,550   KeyCorp..................................................        1,400
   13,275   Marshall and Ilsley Corporation..........................          826
   58,050   Mellon Financial Corporation.............................        2,240
   75,375   National City Corporation(a).............................        2,319
   35,725   PNC Financial Services Group.............................        2,197
   28,225   Regions Financial Corporation(a).........................          970
   43,000   SouthTrust Corporation...................................        1,135
   35,800   SunTrust Banks, Inc. ....................................        2,389
   17,050   Union Planters Corporation(a)............................          808
  236,825   US Bancorp...............................................        5,345
  168,875   Wachovia Corporation.....................................        6,262
  119,500   Washington Mutual, Inc. .................................        3,959
  210,350   Wells Fargo & Company....................................       10,391
   11,375   Zions Bancorporation.....................................          674
                                                                        ----------
                                                                           121,125
                                                                        ----------
            COMMERCIAL SERVICES -- 1.0%
   24,450   Allied Waste Industries, Inc.!!..........................          318
  121,800   Cendant Corporation!!(a).................................        2,338
   21,075   Cintas Corporation(a)....................................        1,051

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            COMMERCIAL SERVICES -- (CONTINUED)
   23,650   Fiserv, Inc.!!...........................................   $    1,088
   46,850   Interpublic Group of Companies, Inc.(a)..................        1,606
   23,050   Omnicom Group Inc.(a)....................................        2,175
   14,850   Quintiles Transnational Corporation!!....................          264
   21,775   Robert Half International Inc.!!.........................          643
   16,700   Sabre Holdings Corporation!!.............................          780
   13,725   TMP Worldwide Inc.!!(a)..................................          473
   77,900   Waste Management, Inc.(a)................................        2,123
                                                                        ----------
                                                                            12,859
                                                                        ----------
            COMPUTER SERVICES -- 1.4%
   76,975   Automatic Data Processing, Inc. .........................        4,486
   21,200   Computer Sciences Corporation!!(a).......................        1,076
   63,050   Concord EFS, Inc.!!(a)...................................        2,096
   21,350   Convergys Corporation!!..................................          631
   59,650   Electronic Data Systems Corporation(a)...................        3,459
   17,975   Equifax Inc.(a)..........................................          537
   47,350   First Data Corporation...................................        4,132
   46,500   Paychex, Inc. ...........................................        1,846
   15,675   Sapient Corporation!!....................................           74
                                                                        ----------
                                                                            18,337
                                                                        ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 4.0%
   43,850   Apple Computer, Inc.!!(a)................................        1,038
  211,450   Compaq Computer Corporation..............................        2,210
  323,500   Dell Computer Corporation!!..............................        8,447
  274,925   EMC Corporation!!........................................        3,277
   40,200   Gateway, Inc.!!..........................................          254
  240,900   Hewlett-Packard Company(a)...............................        4,322
   36,675   IMS Health Inc. .........................................          823
  213,750   International Business Machines Corporation..............       22,229
   24,475   Jabil Circuit, Inc.!!(a).................................          576
   16,125   Lexmark International, Inc.!!............................          922
   12,050   NCR Corporation!!(a).....................................          539
   41,425   Network Appliance, Inc.!!(a).............................          844
   71,650   Palm, Inc.!!.............................................          286
   30,250   Pitney Bowes Inc. .......................................        1,295
  403,075   Sun Microsystems, Inc.!!.................................        3,555
   11,425   Tektronix, Inc. .........................................          270
   40,025   Unisys Corporation!!.....................................          506
   89,350   Xerox Corporation!!(a)...................................          961
                                                                        ----------
                                                                            52,354
                                                                        ----------
            CONGLOMERATES -- 0.8%
   25,150   Dover Corporation(a).....................................        1,031
    9,950   Fluor Corporation........................................          406
   17,525   Textron, Inc. ...........................................          896
  247,725   Tyco International Ltd. .................................        8,006
   12,575   Vulcan Materials Company(a)..............................          598
                                                                        ----------
                                                                            10,937
                                                                        ----------
            CONSTRUCTION -- 0.0%+
    6,250   KB HOME..................................................          271
                                                                        ----------
            CONSUMER CREDIT AND MORTGAGES -- 2.5%
  165,550   American Express Company.................................        6,781
   15,225   Countrywide Credit Industries, Inc.(a)...................          681

                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            CONSUMER CREDIT AND MORTGAGES -- (CONTINUED)
  123,975   Fannie Mae(a)............................................   $    9,904
   86,250   Freddie Mac..............................................        5,466
   56,800   Household International, Inc.(a).........................        3,226
  105,700   MBNA Corporation.........................................        4,077
   35,275   Providian Financial Corporation..........................          266
   19,450   USA Education Inc.(a)....................................        1,902
                                                                        ----------
                                                                            32,303
                                                                        ----------
            CONSUMER SERVICES -- 0.0%+
   13,925   Harrah's Entertainment, Inc.!!...........................          616
                                                                        ----------
            DEPARTMENT AND DISCOUNT STORES -- 3.8%
   56,150   Costco Wholesale Corporation!!...........................        2,236
   10,375   Dillard's, Inc., Class A(a)..............................          248
   41,275   Dollar General Corporation...............................          672
   23,775   Federated Department Stores, Inc.!!......................          971
   32,725   J.C. Penney Company, Inc.(a).............................          678
   41,575   Kohl's Corporation!!.....................................        2,958
   40,025   Sears, Roebuck and Company(a)............................        2,052
  112,025   Target Corporation.......................................        4,831
   36,350   The May Department Stores Company........................        1,267
  553,075   Wal-Mart Stores, Inc.(a).................................       33,897
                                                                        ----------
                                                                            49,810
                                                                        ----------
            DIVERSIFIED ELECTRONICS -- 0.2%
   36,225   Eastman Kodak Company(a).................................        1,129
   45,525   LSI Logic Corporation!!(a)...............................          774
  101,825   Solectron Corporation!!(a)...............................          794
   28,350   Symbol Technologies, Inc. ...............................          319
                                                                        ----------
                                                                             3,016
                                                                        ----------
            DIVERSIFIED MANUFACTURING -- 4.5%
    9,950   Allegheny Technologies Inc. .............................          165
    9,900   Black & Decker Corporation...............................          461
    7,400   Crane Company............................................          202
   18,475   Danaher Corporation(a)...................................        1,312
1,232,875   General Electric Company&&...............................       46,171
  130,950   Gillette Company.........................................        4,454
  100,900   Honeywell International Inc. ............................        3,861
   10,975   ITT Industries, Inc. ....................................          692
   64,875   Sanmina Corporation!!(a).................................          762
   11,600   W.W. Grainger, Inc.(a)...................................          652
                                                                        ----------
                                                                            58,732
                                                                        ----------
            ELECTRIC POWER -- NON NUCLEAR -- 1.4%
   66,150   AES Corporation!!(a).....................................          595
   15,525   Allegheny Energy, Inc. ..................................          642
   37,875   Calpine Corporation!!(a).................................          481
   20,625   Cinergy Corporation(a)...................................          737
   16,500   CMS Energy Corporation(a)................................          373
   26,325   Consolidated Edison, Inc.(a).............................        1,103
   20,325   Constellation Energy Group, Inc. ........................          627
   43,525   Dynegy Inc., Class A(a)..................................        1,262
   40,425   Edison International!!...................................          677
   27,425   Entergy Corporation......................................        1,191
   49,725   Mirant Corporation!!.....................................          719
   25,750   NiSource Inc.(a).........................................          591
   48,125   PG & E Corporation!!.....................................        1,134

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
   10,500   Pinnacle West Capital Corporation........................   $      476
    9,775   Power-One, Inc.!!........................................           80
   18,200   PPL Corporation..........................................          721
   25,550   Public Service Enterprise Group Inc. ....................        1,170
   86,250   Southern Company(a)......................................        2,286
   17,325   TECO Energy, Inc.(a).....................................          496
   32,900   TXU Corporation(a).......................................        1,793
   45,725   Xcel Energy, Inc.(a).....................................        1,159
                                                                        ----------
                                                                            18,313
                                                                        ----------
            ELECTRIC POWER -- NUCLEAR -- 1.1%
   17,075   Ameren Corporation(a)....................................          730
   39,975   American Electric Power Company, Inc.(a).................        1,842
   32,650   Dominion Resources, Inc.(a)..............................        2,127
   20,175   DTE Energy Company(a)....................................          918
  102,500   Duke Energy Corporation..................................        3,875
   39,825   Exelon Corporation.......................................        2,110
   36,925   FirstEnergy Corporation(a)...............................        1,277
   21,825   FPL Group, Inc. .........................................        1,300
   37,000   Reliant Energy, Inc. ....................................          954
                                                                        ----------
                                                                            15,133
                                                                        ----------
            ELECTRICAL EQUIPMENT -- 0.4%
   31,725   Conexant Systems, Inc.!!.................................          382
   11,625   Cooper Industries, Inc. .................................          488
   52,200   Emerson Electric Company.................................        2,995
   24,100   Molex Inc.(a)............................................          836
    7,225   Thomas & Betts Corporation...............................          153
                                                                        ----------
                                                                             4,854
                                                                        ----------
            ENERGY -- MISCELLANEOUS -- 0.1%
   27,150   Progress Energy, Inc.(a).................................        1,358
   19,600   Progress Energy, Inc., CVO!!(b)..........................            9
                                                                        ----------
                                                                             1,367
                                                                        ----------
            EXPLORATION AND PRODUCTION -- 0.2%
   30,875   Anadarko Petroleum Corporation(a)........................        1,743
   19,275   Devon Energy Corporation(a)..............................          930
   14,325   EOG Resources, Inc. .....................................          581
                                                                        ----------
                                                                             3,254
                                                                        ----------
            FINANCE -- MISCELLANEOUS -- 0.4%
   26,675   Capital One Financial Corporation(a).....................        1,703
   22,675   H & R Block, Inc.(a).....................................        1,008
   13,300   MGIC Investment Corporation(a)...........................          910
   19,350   Moody's Corporation......................................          795
   36,150   Synovus Financial Corporation............................        1,102
                                                                        ----------
                                                                             5,518
                                                                        ----------
            FOOD AND DRUG STORES -- 1.1%
   50,425   Albertson's, Inc.(a).....................................        1,671
   48,500   CVS Corporation(a).......................................        1,665
   62,275   Safeway Inc.!!...........................................        2,804
   16,425   SUPERVALU Inc.(a)........................................          424
   99,325   The Kroger Company!!.....................................        2,201
  126,800   Walgreen Company.........................................        4,969
   17,450   Winn-Dixie Stores, Inc.(a)...............................          280
                                                                        ----------
                                                                            14,014
                                                                        ----------

                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            FOOD PRODUCTS -- 1.6%
   81,225   Archer-Daniels-Midland Company...........................   $    1,131
   50,825   Campbell Soup Company(a).................................        1,362
   66,650   ConAgra Foods, Inc.(a)...................................        1,616
   45,325   General Mills, Inc.(a)...................................        2,214
   43,425   H.J. Heinz Company(a)....................................        1,802
   16,825   Hershey Foods Corporation................................        1,153
   50,450   Kellogg Company..........................................        1,694
   97,450   Sara Lee Corporation.....................................        2,023
   82,525   SYSCO Corporation........................................        2,461
   70,925   Unilever NV, NY Shares...................................        4,029
   27,950   Wm. Wrigley Jr. Company(a)...............................        1,490
                                                                        ----------
                                                                            20,975
                                                                        ----------
            HEALTH SERVICES -- 1.1%
   63,900   HCA Inc.(a)..............................................        2,817
   30,000   Health Management Associates, Inc., Class A!!(a).........          622
   48,675   HEALTHSOUTH Corporation!!................................          698
   20,925   Humana Inc.!!............................................          283
   67,575   Immunex Corporation!!....................................        2,045
   12,700   Manor Care, Inc.!!(a)....................................          296
   35,675   McKesson HBOC, Inc. .....................................        1,335
   40,375   Tenet Healthcare Corporation!!(a)........................        2,706
   38,700   UnitedHealth Group Inc. .................................        2,957
   17,900   Wellpoint Health Networks Inc.!!.........................        1,140
                                                                        ----------
                                                                            14,899
                                                                        ----------
            HEAVY MACHINERY -- 0.7%
   42,625   Caterpillar Inc.(a)......................................        2,423
    5,125   Cummins Engine Company, Inc.(a)..........................          242
   29,500   Deere & Company..........................................        1,344
   37,800   Illinois Tool Works Inc.(a)..............................        2,735
   20,850   Ingersoll-Rand Company...................................        1,043
    7,650   McDermott International, Inc.!!..........................          119
    9,525   PACCAR, Inc.(a)..........................................          697
   14,550   Parker-Hannifin Corporation..............................          726
   22,050   Thermo Electron Corporation!!............................          457
                                                                        ----------
                                                                             9,786
                                                                        ----------
            HOUSEHOLD PRODUCTS -- 2.1%
    7,150   Alberto-Culver Company, Class B(a).......................          386
    7,900   American Greetings Corporation, Class A(a)...............          143
   29,325   Avon Products, Inc.(a)...................................        1,593
   68,450   Colgate-Palmolive Company(a).............................        3,912
   18,450   Fortune Brands, Inc. ....................................          911
   11,775   International Flavors & Fragrances, Inc. ................          412
   65,175   Kimberly-Clark Corporation...............................        4,214
  160,825   Procter & Gamble Company.................................       14,488
   28,900   The Clorox Company(a)....................................        1,261
    7,200   Tupperware Corporation...................................          164
                                                                        ----------
                                                                            27,484
                                                                        ----------
            HOUSING AND FURNISHING -- 0.4%
    7,600   Centex Corporation(a)....................................          395
   24,375   Leggett & Platt, Inc. ...................................          605
   56,950   Masco Corporation(a).....................................        1,562
    9,525   Maytag Corporation(a)....................................          421
   33,125   Newell Rubbermaid Inc. ..................................        1,059
    7,500   Pulte Corporation(a).....................................          359

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            HOUSING AND FURNISHING -- (CONTINUED)
   10,550   Stanley Works............................................   $      488
    8,300   Whirlpool Corporation....................................          627
                                                                        ----------
                                                                             5,516
                                                                        ----------
            INSURANCE -- 4.4%
   32,200   Ace Ltd.(a)..............................................        1,343
   17,950   Aetna Inc.(a)............................................          697
   64,800   AFLAC, Inc. .............................................        1,912
   88,475   Allstate Corporation.....................................        3,342
   13,100   Ambac Financial Group, Inc. .............................          774
  324,175   American International Group, Inc. ......................       23,385
   33,400   Aon Corporation..........................................        1,169
   21,075   Chubb Corporation........................................        1,541
   17,950   CIGNA Corporation........................................        1,820
   20,050   Cincinnati Financial Corporation.........................          875
   42,775   Conseco, Inc.!!(a).......................................          155
   30,425   Hartford Financial Services Group, Inc. .................        2,073
   18,675   Jefferson-Pilot Corporation..............................          935
   37,050   John Hancock Financial Services, Inc. ...................        1,415
   23,500   Lincoln National Corporation.............................        1,192
   23,750   Loews Corporation........................................        1,391
   34,075   Marsh & McLennan Companies, Inc.(a)......................        3,841
   18,425   MBIA, Inc. ..............................................        1,008
   89,925   MetLife, Inc.(a).........................................        2,833
    9,100   Progressive Corporation(a)...............................        1,516
   15,850   SAFECO Corporation.......................................          508
   25,725   The St. Paul Companies, Inc. ............................        1,179
   15,400   Torchmark Corporation....................................          620
   30,025   UnumProvident Corporation................................          839
   16,450   XL Capital Ltd., Class A(a)..............................        1,536
                                                                        ----------
                                                                            57,899
                                                                        ----------
            INTEGRATED OIL -- 5.8%
   11,000   Amerada Hess Corporation(a)..............................          873
   17,000   Apache Corporation(a)....................................          967
   24,925   Burlington Resources Inc. ...............................          999
  132,375   ChevronTexaco Corporation................................       11,949
   77,650   Conoco Inc. .............................................        2,266
  848,825   Exxon Mobil Corporation..................................       37,205
   12,425   Kerr-McGee Corporation...................................          781
   38,400   Marathon Oil Corporation.................................        1,106
   46,350   Occidental Petroleum Corporation.........................        1,351
   47,300   Phillips Petroleum Company...............................        2,970
  263,550   Royal Dutch Petroleum Company............................       14,317
    9,375   Sunoco, Inc. ............................................          375
   30,275   Unocal Corporation.......................................        1,179
                                                                        ----------
                                                                            76,338
                                                                        ----------
            INVESTMENT SERVICES -- 1.9%
   12,400   Bear Stearns Companies Inc.(a)...........................          778
  169,575   Charles Schwab Corporation(a)............................        2,220
   32,425   Franklin Resources, Inc. ................................        1,359
   30,300   Lehman Brothers Holdings Inc.(a).........................        1,959
  104,500   Merrill Lynch & Company, Inc.(a).........................        5,787
  136,700   Morgan Stanley Dean Witter & Company.....................        7,834
   27,550   Northern Trust Corporation(a)............................        1,656
   40,300   State Street Corporation(a)..............................        2,232

                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
   27,475   Stilwell Financial, Inc. ................................   $      673
   15,300   T Rowe Price Group Inc. .................................          596
                                                                        ----------
                                                                            25,094
                                                                        ----------
            LODGING AND RECREATION -- 0.8%
   10,875   Brunswick Corporation....................................          297
   72,750   Carnival Corporation(a)..................................        2,375
   37,575   Harley-Davidson, Inc.(a) ................................        2,072
   21,425   Hasbro, Inc.(a)..........................................          339
   45,825   Hilton Hotels Corporation(a).............................          655
   11,100   International Game Technology!!..........................          692
   29,900   Marriott International, Inc., Class A(a).................        1,344
   53,550   Mattel, Inc. ............................................        1,116
   24,550   Starwood Hotels & Resorts Worldwide, Inc. ...............          923
   18,100   Tricon Global Restaurants, Inc.!!........................        1,064
                                                                        ----------
                                                                            10,877
                                                                        ----------
            MEDICAL DEVICES AND SUPPLIES -- 4.5%
  193,150   Abbott Laboratories......................................       10,159
   26,375   Applera Corporation - Applied Biosystems Group...........          589
    6,650   Bausch & Lomb Inc. ......................................          296
   73,250   Baxter International Inc.(a).............................        4,360
   32,100   Becton Dickinson & Company...............................        1,211
   33,500   Biomet, Inc. ............................................          907
   50,050   Boston Scientific Corporation!!(a).......................        1,256
    6,350   C.R. Bard, Inc. .........................................          375
   55,775   Cardinal Health, Inc.(a).................................        3,954
   37,825   Guidant Corporation!!....................................        1,639
  380,625   Johnson & Johnson........................................       24,721
  150,225   Medtronic, Inc. .........................................        6,792
   10,800   St. Jude Medical, Inc.!!.................................          833
   24,400   Stryker Corporation......................................        1,472
   16,225   Waters Corporation!!.....................................          454
   24,050   Zimmer Holdings, Inc.!!..................................          819
                                                                        ----------
                                                                            59,837
                                                                        ----------
            METALS AND MINING -- 1.2%
   39,825   Alcan Inc. ..............................................        1,578
  105,175   Alcoa Inc. ..............................................        3,969
   66,500   Barrick Gold Corporation.................................        1,234
   17,875   Freeport-McMoran Copper & Gold, Inc., Class B!!(a).......          315
   22,625   Inco Ltd.!!(a)...........................................          443
   48,650   Minnesota Mining & Manufacturing Company.................        5,595
   48,600   Newmont Mining Corporation(a)............................        1,346
    9,775   Phelps Dodge Corporation(a)..............................          412
   40,750   Placer Dome Inc. ........................................          499
   10,600   Worthington Industries, Inc. ............................          163
                                                                        ----------
                                                                            15,554
                                                                        ----------
            NATURAL GAS DISTRIBUTION -- 0.5%
   63,325   El Paso Corporation......................................        2,789
   17,250   KeySpan Corporation......................................          628
    5,500   NICOR Inc. ..............................................          251
    4,400   Peoples Energy Corporation...............................          173

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            NATURAL GAS DISTRIBUTION -- (CONTINUED)
   25,700   Sempra Energy............................................   $      646
   64,025   Williams Companies, Inc.(a)..............................        1,508
                                                                        ----------
                                                                             5,995
                                                                        ----------
            NATURAL GAS PIPELINES -- 0.1%
   15,325   Kinder Morgan, Inc. .....................................          742
                                                                        ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.4%
   98,500   ADC Telecommunications, Inc.!!...........................          401
   24,275   American Power Conversion Corporation!!(a)...............          359
   10,150   Andrew Corporation!!.....................................          170
   44,700   Avaya Inc.!!(a)..........................................          330
   40,800   CIENA Corporation!!(a)...................................          367
  910,175   Cisco Systems, Inc.!!&&..................................       15,409
   23,100   Comverse Technology, Inc.!!..............................          293
  117,250   Corning Inc.(a)..........................................          893
  168,425   JDS Uniphase Corporation!!(a)............................          992
  424,750   Lucent Technologies Inc.(a)..............................        2,009
  276,175   Motorola, Inc. ..........................................        3,922
  397,650   Nortel Networks Corporation(a)...........................        1,785
   95,200   QUALCOMM Inc.!!..........................................        3,583
   19,400   Scientific-Atlanta, Inc.(a)..............................          448
   50,875   Tellabs, Inc.!!..........................................          533
                                                                        ----------
                                                                            31,494
                                                                        ----------
            OILFIELD SERVICES -- 0.7%
   41,675   Baker Hughes Inc.(a).....................................        1,594
   53,275   Halliburton Company......................................          909
   17,475   Nabors Industries, Inc.!!................................          738
   16,400   Noble Drilling Corporation!!(a)..........................          679
   11,625   Rowan Companies, Inc.!!(a)...............................          268
   71,500   Schlumberger Ltd.(a).....................................        4,206
   39,550   Transocean Sedco Forex Inc. .............................        1,314
                                                                        ----------
                                                                             9,708
                                                                        ----------
            PACKAGING AND CONTAINERS -- 0.1%
    6,800   Ball Corporation.........................................          321
    6,550   Bemis Company, Inc. .....................................          356
   19,775   Pactiv Corporation!!.....................................          396
   10,400   Sealed Air Corporation!!(a)..............................          490
                                                                        ----------
                                                                             1,563
                                                                        ----------
            PAPER AND FOREST PRODUCTS -- 0.6%
    7,200   Boise Cascade Corporation................................          261
   28,500   Georgia-Pacific Corporation(a)...........................          854
   59,800   International Paper Company(a)...........................        2,572
   12,950   Louisiana-Pacific Corporation............................          139
   24,650   Meadwestvaco Corporation.................................          817
   22,650   Plum Creek Timber Company, Inc. .........................          673
    6,125   Temple-Inland Inc. ......................................          347
   27,325   Weyerhaeuser Company.....................................        1,718
                                                                        ----------
                                                                             7,381
                                                                        ----------
            PHARMACEUTICALS -- 8.2%
   16,250   Allergan, Inc. ..........................................        1,051
   12,900   AmerisourceBergen Corporation(a).........................          881
  130,025   Amgen Inc.!!(a)..........................................        7,760
   18,350   Biogen, Inc.!!...........................................          900

                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            PHARMACEUTICALS -- (CONTINUED)
  240,100   Bristol-Myers Squibb Company.............................   $    9,722
   23,525   Chiron Corporation!!(a)..................................        1,080
  139,475   Eli Lilly and Company(a).................................       10,628
   22,175   Forest Laboratories, Inc.!!(a)...........................        1,812
   26,325   Genzyme Corporation!!(a).................................        1,150
   30,475   King Pharmaceuticals, Inc.!!.............................        1,067
   30,725   MedImmune, Inc.!!(a).....................................        1,208
  282,250   Merck & Company, Inc. ...................................       16,252
  780,100   Pfizer Inc. .............................................       31,000
  160,975   Pharmacia Corporation....................................        7,257
  181,675   Schering-Plough Corporation..............................        5,686
   13,200   Watson Pharmaceuticals, Inc.!!...........................          358
  163,700   Wyeth....................................................       10,747
                                                                        ----------
                                                                           108,559
                                                                        ----------
            PUBLISHING AND ADVERTISING -- 0.7%
    8,225   Deluxe Corporation.......................................          380
   10,475   Dow Jones & Company, Inc.(a).............................          610
   32,875   Gannett Company, Inc. ...................................        2,503
   10,425   Knight-Ridder, Inc.(a)...................................          716
   24,000   McGraw-Hill Companies, Inc. .............................        1,638
    6,125   Meredith Corporation.....................................          260
   18,700   New York Times Company, Class A..........................          895
   14,025   R.R. Donnelley & Sons Company............................          436
   36,975   Tribune Company(a).......................................        1,681
                                                                        ----------
                                                                             9,119
                                                                        ----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.6%
   47,675   Burlington Northern Santa Fe Corporation.................        1,439
   26,550   CSX Corporation(a).......................................        1,012
   37,025   FedEx Corporation!!......................................        2,151
   47,975   Norfolk Southern Corporation.............................        1,149
    7,525   Ryder System, Inc. ......................................          222
   30,825   Union Pacific Corporation(a).............................        1,915
                                                                        ----------
                                                                             7,888
                                                                        ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
   51,425   Equity Office Properties Trust...........................        1,542
   33,600   Equity Residential Properties Trust(a)...................          966
                                                                        ----------
                                                                             2,508
                                                                        ----------
            RESTAURANTS -- 0.5%
   14,525   Darden Restaurants, Inc. ................................          590
  159,500   McDonald's Corporation...................................        4,425
   47,450   Starbucks Corporation!!(a)...............................        1,098
   12,975   Wendy's International, Inc.(a)...........................          454
                                                                        ----------
                                                                             6,567
                                                                        ----------
            RETAIL -- SPECIALTY -- 0.0%+
   19,175   Sherwin-Williams Company(a)..............................          546
                                                                        ----------
            SEMICONDUCTORS -- 4.5%
   42,175   Advanced Micro Devices, Inc.!!(a)........................          620
   57,550   Agilent Technologies, Inc.!!(a)..........................        2,012
   47,800   Altera Corporation!!(a)..................................        1,045
   45,275   Analog Devices, Inc.!!...................................        2,039
  101,750   Applied Materials, Inc.!!................................        5,522

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            SEMICONDUCTORS -- (CONTINUED)
   37,150   Applied Micro Circuits Corporation!!(a)..................   $      297
   32,550   Broadcom Corporation, Class A!!(a).......................        1,169
  832,875   Intel Corporation........................................       25,329
   23,200   KLA-Tencor Corporation!!(a)..............................        1,543
   39,375   Linear Technology Corporation(a).........................        1,741
   40,425   Maxim Integrated Products, Inc.!! (a)....................        2,252
   74,475   Micron Technology, Inc.!!(a).............................        2,450
   22,050   National Semiconductor Corporation!!.....................          743
   17,775   Novellus Systems, Inc.!!(a)..............................          962
   17,950   NVIDIA Corporation!!(a)..................................          796
   15,225   PerkinElmer, Inc. .......................................          282
   20,475   PMC - Sierra, Inc.!!(a)..................................          333
   11,525   QLogic Corporation!!(a)..................................          571
   22,400   Teradyne, Inc.!!(a)......................................          883
  215,450   Texas Instruments Inc. ..................................        7,131
   24,850   Vitesse Semiconductor Corporation!!(a)...................          244
   41,625   Xilinx, Inc.!!(a)........................................        1,659
                                                                        ----------
                                                                            59,623
                                                                        ----------
            SOFTWARE -- 4.8%
   29,400   Adobe Systems Inc.(a)....................................        1,185
    6,800   Autodesk, Inc.(a)........................................          317
   30,125   BMC Software, Inc.!!.....................................          586
   23,300   Citrix Systems, Inc.!!(a)................................          403
   71,650   Computer Associates International, Inc. .................        1,568
   46,325   Compuware Corporation!!..................................          598
   26,400   Intuit Inc.!!............................................        1,013
   10,275   Mercury Interactive Corporation!!(a).....................          387
  671,950   Microsoft Corporation!!..................................       40,524
   45,000   Novell, Inc.!!...........................................          175
  682,125   Oracle Corporation!!.....................................        8,731
   32,250   Parametric Technology Corporation!!......................          195
   37,575   PeopleSoft, Inc.!!(a)....................................        1,373
   24,125   Rational Software Corporation!!(a).......................          382
   57,375   Siebel Systems, Inc.!!(a)................................        1,871
   49,750   VERITAS Software Corporation!!(a)........................        2,181
   72,175   Yahoo! Inc.!!(a).........................................        1,333
                                                                        ----------
                                                                            62,822
                                                                        ----------
            SPECIALTY STORES -- 2.4%
   36,050   Bed Bath & Beyond Inc.!!.................................        1,217
   26,275   Best Buy Company, Inc.!!(a)..............................        2,081
   14,200   Big Lots Inc.!!..........................................          200
   25,900   Circuit City Stores - Circuit City Group.................          467
   21,400   Family Dollar Stores, Inc. ..............................          717

                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            SPECIALTY STORES -- (CONTINUED)
  107,325   Gap, Inc.(a).............................................   $    1,614
  290,775   Home Depot, Inc. ........................................       14,135
   64,175   Limited, Inc.(a).........................................        1,149
   96,075   Lowe's Companies, Inc. ..................................        4,178
   16,675   Nordstrom, Inc.(a).......................................          409
   38,100   Office Depot, Inc.!!(a)..................................          756
   22,250   RadioShack Corporation(a)................................          668
   57,275   Staples, Inc.!!(a).......................................        1,144
   17,975   Tiffany & Company(a).....................................          639
   33,850   TJX Companies, Inc.(a)...................................        1,354
   24,400   Toys R Us, Inc.!!(a).....................................          438
                                                                        ----------
                                                                            31,166
                                                                        ----------
            STEEL -- 0.1%
    9,650   Nucor Corporation........................................          620
   11,075   United States Steel Corporation..........................          201
                                                                        ----------
                                                                               821
                                                                        ----------
            TELECOMMUNICATIONS SERVICES -- 4.6%
   38,575   ALLTEL Corporation.......................................        2,143
  439,025   AT&T Corporation(a)......................................        6,893
  335,375   AT&T Wireless Services Inc.!!(a).........................        3,002
  233,075   BellSouth Corporation....................................        8,591
   17,500   CenturyTel, Inc.(a)......................................          595
   34,750   Citizens Communications Company!!(a).....................          374
   99,050   Nextel Communications, Inc., Class A!!(a)................          533
  206,600   Qwest Communications International Inc.(a)...............        1,698
  415,950   SBC Communications Inc. .................................       15,572
  110,125   Sprint Corporation (FON Group)...........................        1,684
  122,675   Sprint Corporation (PCS Group)!!(a)......................        1,262
  336,825   Verizon Communications Inc. .............................       15,376
  365,975   WorldCom, Inc.-WorldCom Group!!..........................        2,467
                                                                        ----------
                                                                            60,190
                                                                        ----------
            TOBACCO -- 1.1%
  268,850   Philip Morris Companies Inc. ............................       14,160
   20,900   UST Inc.(a)..............................................          814
                                                                        ----------
                                                                            14,974
                                                                        ----------
            TOTAL COMMON STOCKS
              (Cost $1,214,034)......................................    1,303,195
                                                                        ----------
            CONVERTIBLE PREFERRED STOCKS -- 0.0%+
            PACKAGING AND CONTAINERS -- 0.0%+
        1   Sealed Air Corporation...................................            0++
                                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002



 SHARES                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 22.8%
              (Cost $299,817)
  299,817   Nations Cash Reserves, Capital Class Shares#.............   $  299,817
                                                                        ----------
            TOTAL INVESTMENTS
              (Cost $1,513,851*)..............................  121.7%   1,603,012
                                                                        ----------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................  (21.7)%
            Cash.....................................................   $      120
            Receivable for Fund shares sold..........................          874
            Dividends receivable.....................................        1,327
            Interest receivable......................................           26
            Receivable for variation margin..........................           64
            Collateral on securities loaned..........................     (286,690)
            Payable for Fund shares redeemed.........................       (1,323)
            Investment advisory fee payable..........................          (64)
            Administration fee payable...............................         (258)
            Shareholder servicing and distribution fees payable......           (7)
            Accrued Trustees' fees and expenses......................          (70)
            Accrued expenses and other liabilities...................         (323)
                                                                        ----------
            TOTAL OTHER ASSETS
              AND LIABILITIES (NET)..................................     (286,324)
                                                                        ----------
            NET ASSETS........................................  100.0%  $1,316,688
                                                                        ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income......................   $      605
            Accumulated net realized loss on investments sold and
              futures contracts......................................     (116,812)
            Net unrealized appreciation of investments and futures
              contracts..............................................       88,996
            Paid-in capital..........................................    1,343,899
                                                                        ----------
            NET ASSETS...............................................   $1,316,688
                                                                        ==========

                                                                          VALUE
----------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($1,283,449,849 / 58,090,942 shares outstanding).......       $22.09
                                                                        ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($33,238,360 / 1,512,540 shares outstanding)...........       $21.98
                                                                        ==========

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 &&
  All or a portion of security segregated as collateral for futures contracts.

 +Amount represents less than 0.1%.

++Amount represents less than $500.

> Affiliated security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 10). The portion that represents cash collateral is $286,690.

(a) All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $301,469 and $276,626, respectively.

(b) Fair valued security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Managed Index Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


                                                                           VALUE
 SHARES                                                                    (000)
----------------------------------------------------------------------------------
            COMMON STOCKS -- 98.0%
            AEROSPACE AND DEFENSE -- 1.4%
  16,700    Boeing Company.............................................   $    806
   5,000    Rockwell Collins, Inc. ....................................        126
  21,100    Rockwell Automation, Inc. .................................        423
  23,700    United Technologies Corporation............................      1,759
                                                                          --------
                                                                             3,114
                                                                          --------
            APPAREL AND TEXTILES -- 0.2%
   1,800    Nike, Inc., Class B(a).....................................        108
   6,100    V.F. Corporation...........................................        264
                                                                          --------
                                                                               372
                                                                          --------
            BEVERAGES -- 2.0%
  29,700    Coca-Cola Company..........................................      1,552
  54,400    PepsiCo, Inc. .............................................      2,802
                                                                          --------
                                                                             4,354
                                                                          --------
            BROADCASTING AND CABLE -- 2.0%
  44,100    AOL Time Warner Inc.!!.....................................      1,043
  35,300    Viacom Inc., Class B!!.....................................      1,707
  71,700    Walt Disney Company(a).....................................      1,655
                                                                          --------
                                                                             4,405
                                                                          --------
            CHEMICALS -- BASIC -- 0.8%
   5,400    Ecolab, Inc. ..............................................        247
   4,100    PPG Industries, Inc. ......................................        225
  20,800    Praxair, Inc. .............................................      1,244
                                                                          --------
                                                                             1,716
                                                                          --------
            CHEMICALS -- SPECIALTY -- 0.6%
  23,600    Engelhard Corporation......................................        733
  11,400    Sigma-Aldrich Corporation..................................        535
                                                                          --------
                                                                             1,268
                                                                          --------
            COMMERCIAL BANKING -- 6.7%
  14,400    Banc One Corporation.......................................        602
   5,500    BB&T Corporation(a)........................................        210
  81,900    Citigroup Inc. ............................................      4,055
  49,800    FleetBoston Financial Corporation..........................      1,743
   9,900    J.P. Morgan Chase & Company................................        353
  29,900    Mellon Financial Corporation...............................      1,154
   1,900    Regions Financial Corporation(a)...........................         65
  24,200    SouthTrust Corporation.....................................        639
   1,600    SunTrust Banks, Inc. ......................................        107
  83,300    US Bancorp.................................................      1,880
  29,000    Washington Mutual, Inc. ...................................        961
  55,000    Wells Fargo & Company......................................      2,716
                                                                          --------
                                                                            14,485
                                                                          --------
            COMMERCIAL SERVICES -- 0.9%
   8,500    Cintas Corporation(a)......................................        424
  15,800    Robert Half International Inc.!!...........................        466
   3,600    Sabre Holdings Corporation!!...............................        168
  29,800    Waste Management, Inc. ....................................        812
                                                                          --------
                                                                             1,870
                                                                          --------
            COMPUTER SERVICES -- 0.8%
  14,300    Concord EFS, Inc.!!(a).....................................        475
   1,500    Convergys Corporation!!....................................         44
   3,000    Electronic Data Systems Corporation........................        174

                                                                           VALUE
 SHARES                                                                    (000)
----------------------------------------------------------------------------------
            COMPUTER SERVICES -- (CONTINUED)
  12,600    First Data Corporation.....................................   $  1,100
     500    Paychex, Inc. .............................................         20
                                                                          --------
                                                                             1,813
                                                                          --------
            COMPUTERS AND OFFICE EQUIPMENT -- 4.0%
  34,100    Compaq Computer Corporation................................        356
  56,100    Dell Computer Corporation!!................................      1,465
  85,300    EMC Corporation!!..........................................      1,017
  38,800    Hewlett-Packard Company(a).................................        696
  25,000    IMS Health Inc.............................................        561
  41,600    International Business Machines Corporation................      4,327
  32,100    Sun Microsystems, Inc.!!...................................        283
                                                                          --------
                                                                             8,705
                                                                          --------
            CONGLOMERATES -- 1.3%
   2,000    Fluor Corporation..........................................         82
  23,600    Textron, Inc. .............................................      1,206
  39,900    Tyco International Ltd. ...................................      1,289
   4,900    Vulcan Materials Company(a)................................        233
                                                                          --------
                                                                             2,810
                                                                          --------
            CONSUMER CREDIT AND MORTGAGES -- 2.4%
  31,100    Fannie Mae.................................................      2,483
  29,700    Freddie Mac................................................      1,882
  13,900    Household International, Inc. .............................        790
   2,400    MBNA Corporation...........................................         93
                                                                          --------
                                                                             5,248
                                                                          --------
            DEPARTMENT AND DISCOUNT STORES -- 2.1%
     600    Costco Wholesale Corporation!!.............................         24
   5,700    J.C. Penney Company, Inc.(a)...............................        118
  72,200    Wal-Mart Stores, Inc. .....................................      4,425
                                                                          --------
                                                                             4,567
                                                                          --------
            DIVERSIFIED ELECTRONICS -- 0.1%
   4,000    Eastman Kodak Company(a)...................................        125
                                                                          --------
            DIVERSIFIED MANUFACTURING -- 5.0%
 206,800    General Electric Company&&.................................      7,745
  42,000    Gillette Company...........................................      1,428
  43,300    Honeywell International Inc. ..............................      1,657
                                                                          --------
                                                                            10,830
                                                                          --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.9%
   2,300    Entergy Corporation........................................        100
  18,600    PG & E Corporation!!.......................................        438
  53,200    Southern Company...........................................      1,409
                                                                          --------
                                                                             1,947
                                                                          --------
            ELECTRIC POWER -- NUCLEAR -- 1.1%
  27,600    Ameren Corporation(a)......................................      1,180
  36,500    FirstEnergy Corporation(a).................................      1,262
                                                                          --------
                                                                             2,442
                                                                          --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS

Nations Managed Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




                                                                           VALUE
 SHARES                                                                    (000)
----------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT -- 1.2%
   7,800    Cooper Industries, Inc. ...................................   $    327
  26,300    Emerson Electric Company...................................      1,509
  22,400    Molex Inc.(a)..............................................        777
                                                                          --------
                                                                             2,613
                                                                          --------
            FINANCE -- MISCELLANEOUS -- 0.7%
  24,400    H & R Block, Inc. .........................................      1,085
   6,200    MGIC Investment Corporation(a).............................        424
                                                                          --------
                                                                             1,509
                                                                          --------
            FOOD AND DRUG STORES -- 0.6%
  20,000    Safeway Inc.!!.............................................        900
  16,200    The Kroger Company!!.......................................        359
                                                                          --------
                                                                             1,259
                                                                          --------
            FOOD PRODUCTS -- 1.2%
   2,100    ConAgra Foods, Inc. .......................................         51
  13,500    Hershey Foods Corporation..................................        925
  36,000    SYSCO Corporation..........................................      1,074
   9,800    WM. Wrigley Jr. Company(a).................................        522
                                                                          --------
                                                                             2,572
                                                                          --------
            HEALTH SERVICES -- 0.3%
   4,800    Health Management Associates, Inc., Class A!!(a)...........        100
  15,846    Immunex Corporation!!......................................        479
                                                                          --------
                                                                               579
                                                                          --------
            HEAVY MACHINERY -- 1.3%
     600    Caterpillar Inc. ..........................................         34
  20,500    Illinois Tool Works Inc.(a)................................      1,484
  24,300    Ingersoll-Rand Company.....................................      1,215
     200    Thermo Electron Corporation!!..............................          4
                                                                          --------
                                                                             2,737
                                                                          --------
            HOUSEHOLD PRODUCTS -- 2.2%
  29,300    Colgate-Palmolive Company..................................      1,675
   9,400    Kimberly-Clark Corporation.................................        608
  14,300    Procter & Gamble Company...................................      1,288
  27,100    The Clorox Company(a)......................................      1,182
                                                                          --------
                                                                             4,753
                                                                          --------
            HOUSING AND FURNISHING -- 0.5%
  15,300    Whirlpool Corporation......................................      1,156
                                                                          --------
            INSURANCE -- 6.1%
  12,600    Ace Ltd. ..................................................        525
  20,000    Ambac Financial Group, Inc. ...............................      1,181
  66,700    American International Group, Inc.&&.......................      4,811
   2,300    Aon Corporation............................................         81
  15,500    Chubb Corporation..........................................      1,133
   2,100    Cincinnati Financial Corporation...........................         92
  15,600    Hartford Financial Services Group, Inc. ...................      1,063
  21,700    Loews Corporation..........................................      1,271
   1,300    MBIA, Inc. ................................................         71
  11,200    MetLife, Inc.(a)...........................................        353
  27,000    The St. Paul Companies, Inc. ..............................      1,238
   1,300    UnumProvident Corporation..................................         36
  13,900    XL Capital Ltd., Class A(a)................................      1,298
                                                                          --------
                                                                            13,153
                                                                          --------

                                                                           VALUE
 SHARES                                                                    (000)
----------------------------------------------------------------------------------
            INTEGRATED OIL -- 7.0%
   7,500    Apache Corporation(a)......................................   $    427
  32,900    ChevronTexaco Corporation..................................      2,970
 113,000    Exxon Mobil Corporation....................................      4,952
  42,600    Marathon Oil Corporation...................................      1,227
  23,300    Phillips Petroleum Company.................................      1,463
  61,800    Royal Dutch Petroleum Company..............................      3,357
  15,700    Unocal Corporation.........................................        612
                                                                          --------
                                                                            15,008
                                                                          --------
            INVESTMENT SERVICES -- 2.6%
  21,500    Charles Schwab Corporation.................................        281
  17,000    Lehman Brothers Holdings Inc. .............................      1,099
  35,800    Merrill Lynch & Company, Inc. .............................      1,983
  40,500    Morgan Stanley Dean Witter & Company.......................      2,321
     300    Northern Trust Corporation.................................         18
                                                                          --------
                                                                             5,702
                                                                          --------
            LODGING AND RECREATION -- 0.0%+
     700    Harley-Davidson, Inc.(a)...................................         39
                                                                          --------
            MEDICAL DEVICES AND SUPPLIES -- 3.4%
  33,300    Abbott Laboratories........................................      1,752
  31,000    Applera Corporation - Applied Biosystems Group.............        693
     100    C.R. Bard, Inc. ...........................................          6
  30,400    Guidant Corporation!!......................................      1,317
  45,300    Johnson & Johnson..........................................      2,941
   4,700    St. Jude Medical, Inc.!!...................................        363
   3,800    Stryker Corporation........................................        229
                                                                          --------
                                                                             7,301
                                                                          --------
            METALS AND MINING -- 1.7%
  44,700    Alcoa Inc. ................................................      1,687
  16,800    Minnesota Mining & Manufacturing Company...................      1,932
                                                                          --------
                                                                             3,619
                                                                          --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.9%
  20,200    Avaya Inc.!!(a)............................................        149
 164,100    Cisco Systems, Inc.!!&&....................................      2,779
     700    Corning Inc.(a)............................................          5
   8,700    JDS Uniphase Corporation!!(a)..............................         51
  43,200    Lucent Technologies Inc.(a)................................        204
 103,900    Motorola, Inc. ............................................      1,476
  63,956    Nortel Networks Corporation................................        287
  14,300    QUALCOMM Inc.!!............................................        538
   4,300    Scientific-Atlanta, Inc.(a)................................         99
  57,900    Tellabs, Inc.!!............................................        607
                                                                          --------
                                                                             6,195
                                                                          --------
            OILFIELD SERVICES -- 0.6%
  25,400    Baker Hughes Inc. .........................................        971
  14,800    Halliburton Company........................................        253
                                                                          --------
                                                                             1,224
                                                                          --------
            PACKAGING AND CONTAINERS -- 0.0%+
     300    Pactiv Corporation!!.......................................          6
                                                                          --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Managed Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


                                                                           VALUE
 SHARES                                                                    (000)
----------------------------------------------------------------------------------
            PAPER AND FOREST PRODUCTS -- 0.5%
  22,500    International Paper Company................................   $    968
     100    Meadwestvaco Corporation...................................          3
                                                                          --------
                                                                               971
                                                                          --------
            PHARMACEUTICALS -- 8.9%
   4,500    Allergan, Inc. ............................................        291
  19,743    Amgen Inc.!!(a)............................................      1,178
  15,900    Biogen, Inc.!!.............................................        780
  65,100    Bristol-Myers Squibb Company...............................      2,636
   9,300    Eli Lilly and Company......................................        709
   1,100    King Pharmaceuticals, Inc.!!...............................         39
  63,700    Merck & Company, Inc. .....................................      3,668
 149,000    Pfizer Inc. ...............................................      5,921
  25,700    Pharmacia Corporation......................................      1,159
  62,900    Schering-Plough Corporation................................      1,969
  10,500    Wyeth......................................................        689
                                                                          --------
                                                                            19,039
                                                                          --------
            PUBLISHING AND ADVERTISING -- 1.2%
  19,400    Deluxe Corporation.........................................        897
  19,200    Gannett Company, Inc. .....................................      1,461
   4,900    New York Times Company, Class A............................        235
                                                                          --------
                                                                             2,593
                                                                          --------
            RAILROADS, TRUCKING AND SHIPPING -- 1.0%
  12,900    FedEx Corporation!!........................................        749
  21,600    Union Pacific Corporation(a)...............................      1,343
                                                                          --------
                                                                             2,092
                                                                          --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.0%
  42,500    Equity Office Properties Trust.............................      1,275
  12,700    Equity Residential Properties Trust........................        365
  18,021    Security Capital Group Inc.!!..............................        459
                                                                          --------
                                                                             2,099
                                                                          --------
            RESTAURANTS -- 0.1%
   4,100    McDonald's Corporation.....................................        114
                                                                          --------
            SEMICONDUCTORS -- 3.5%
   3,100    Analog Devices, Inc.!!.....................................        140
  16,700    Applied Materials, Inc.!!(a)...............................        906
  63,100    Applied Micro Circuits Corporation!!.......................        505
 123,400    Intel Corporation..........................................      3,752
  11,700    KLA-Tencor Corporation!!(a)................................        778
  24,000    Micron Technology, Inc.!!..................................        790
   2,400    NVIDIA Corporation!!.......................................        106
  24,700    PerkinElmer, Inc. .........................................        457
   4,700    PMC - Sierra, Inc.!!(a)....................................         77
                                                                          --------
                                                                             7,511
                                                                          --------
            SOFTWARE -- 5.8%
  26,800    Adobe Systems Inc.(a)......................................      1,080
   8,100    Autodesk, Inc.(a)..........................................        378
     400    BMC Software, Inc.!!.......................................          8
  40,600    Citrix Systems, Inc.!!(a)..................................        702
  17,400    Compuware Corporation!!....................................        225
 125,900    Microsoft Corporation!!&&..................................      7,592

                                                                           VALUE
 SHARES                                                                    (000)
----------------------------------------------------------------------------------
            SOFTWARE -- (CONTINUED)
 192,900    Oracle Corporation!!.......................................   $  2,469
   4,700    Siebel Systems, Inc.!!.....................................        153
                                                                          --------
                                                                            12,607
                                                                          --------
            SPECIALTY STORES -- 3.3%
     300    Bed Bath & Beyond Inc.!!...................................         10
  56,900    Circuit City Stores - Circuit City Group...................      1,026
   1,000    Family Dollar Stores, Inc. ................................         34
  57,400    Home Depot, Inc. ..........................................      2,790
  12,700    Limited, Inc.(a)...........................................        227
  32,100    Lowe's Companies, Inc. ....................................      1,396
  38,500    RadioShack Corporation(a)..................................      1,157
     600    Staples, Inc.!!(a).........................................         12
  11,100    TJX Companies, Inc. .......................................        444
                                                                          --------
                                                                             7,096
                                                                          --------
            TELECOMMUNICATIONS SERVICES -- 6.1%
  24,500    ALLTEL Corporation.........................................      1,361
 117,800    AT&T Corporation(a)........................................      1,849
 174,500    AT&T Wireless Services Inc.!!..............................      1,562
  65,400    BellSouth Corporation......................................      2,411
  94,200    SBC Communications Inc. ...................................      3,526
  17,600    Sprint Corporation (FON Group).............................        269
  40,100    Verizon Communications Inc.................................      1,831
  59,000    WorldCom, Inc.-WorldCom Group!!............................        398
                                                                          --------
                                                                            13,207
                                                                          --------
            TOBACCO -- 2.0%
  60,000    Philip Morris Companies Inc................................      3,160
  30,600    UST Inc.(a)................................................      1,191
                                                                          --------
                                                                             4,351
                                                                          --------
            TOTAL COMMON STOCKS
              (Cost $168,428)..........................................    211,176
                                                                          --------
PRINCIPAL
 AMOUNT
 (000)
---------
            MORTGAGE-BACKED SECURITIES -- 9.9%
              (Cost $22,289)
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 9.9%
$ 20,000    7.125% 01/15/30(b).........................................     21,357
                                                                          --------
            U.S. TREASURY OBLIGATIONS -- 4.7%
              (Cost $10,630)
            U.S. TREASURY BONDS -- 4.7%
  10,000    6.125% 08/15/29(b).........................................     10,170
                                                                          --------
CONTRACTS
---------
            PURCHASED OPTIONS -- 0.1%
     250    Call option
              Autozone, Inc.
              Strike price 75.00
              Expire 06/22/02..........................................         49
   2,000    Call option
              Enron Corporation
              Strike price 20.00
              Expire 04/20/02..........................................          0++

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

Nations Managed Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




                                                                           VALUE
CONTRACTS                                                                  (000)
----------------------------------------------------------------------------------
            PURCHASED OPTIONS -- (CONTINUED)
   1,500    Call option
              Halliburton Company
              Strike price 17.50
              Expire 04/01/02..........................................   $     97
     500    Call option(a)
              Lucent Technologies, Inc.
              Strike price 7.50
              Expire 01/18/03..........................................         23
     500    Call option
              NVDIA Corporation
              Strike price 60.00
              Expire 04/20/02..........................................          5
     500    Call option
              Tyco International Limited
              Strike price 40.00
              Expire 04/20/02..........................................         23
      20(c) Call option on Interest Rate Swap, expiring on 11/27/02. If exercised, Commerzbank pays 3 month LIBOR and receives
              fixed (4.25%).
              Swap expires 12/01/03....................................         45
     300    Put option
              Bank One Corporation
              Strike price 40.00
              Expire 05/18/02..........................................         26
                                                                          --------
            TOTAL PURCHASED OPTIONS
              (Cost $828)..............................................        268
                                                                          --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 14.1%
              (Cost $30,314)
  30,314    Nations Cash Reserves, Capital Class Shares#...............     30,314
                                                                          --------
            TOTAL INVESTMENTS
              (Cost $232,489*)................................    126.8%   273,285
                                                                          --------

                                                                           VALUE
CONTRACTS                                                                  (000)
----------------------------------------------------------------------------------
            WRITTEN OPTIONS
     500    Call option
              Autozone, Inc.
              Strike price 80.00
              Expire 06/22/02.................................  $   (50)
   4,000    Call option
              Enron Corporation
              Strike price 25.00
              Expire 04/20/02.................................        0++
   3,000    Call option
              Halliburton Company
              Strike price 20.00
              Expire 04/01/02.................................      (30)
     500    Call option
              Lucent Technologies, Inc.
              Strike price 7.50
              Expire 07/20/02.................................       (5)
   1,000    Call option
              NVDIA Corporation
              Strike price 65.00
              Expire 04/20/02.................................       (5)
   1,000    Call option
              Tyco International Limited
              Strike price 40.00
              Expire 04/20/02.................................       (5)
      15(c) Call option on Interest Rate Swap, expiring on
              11/27/02. If exercised, Commerzbank pays fixed
              (5.11%) and receives 3 month LIBOR. Swap expires
              12/02/03........................................      (32)
                                                                -------
            TOTAL WRITTEN OPTIONS
              (Premium ($753))................................  $  (127)
                                                                -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Managed Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

PRINCIPAL
 AMOUNT                                                                    VALUE
 (000)                                                                     (000)
----------------------------------------------------------------------------------
            SHORT POSITIONS
              (Proceeds $9,974)
$(10,125)   U.S. Treasury bond,
              5.375% due 02/15/31(b)..........................  $(9,501)
                                                                -------
            OTHER ASSETS AND LIABILITIES (NET)................    (26.8)%
            Cash.......................................................   $    185
            Receivable for investment securities sold..................     23,713
            Receivable for Fund shares sold............................         23
            Dividends receivable.......................................        240
            Receivable for variation margin............................         38
            Unrealized appreciation for interest rate swaps............      1,256
            Securities sold short, at value............................     (9,501)
            Written options, at value (premium $753)...................       (127)
            Collateral on securities loaned............................    (20,261)
            Payable for Fund shares redeemed...........................        (60)
            Investment advisory fee payable............................        (22)
            Administration fee payable.................................        (41)
            Shareholder servicing and distribution fees payable........         (5)
            Payable for investment securities purchased................    (52,902)
            Accrued Trustees' fees and expenses........................        (62)
            Accrued expenses and other liabilities.....................       (209)
                                                                          --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)...................    (57,735)
                                                                          --------
            NET ASSETS........................................    100.0%  $215,550
                                                                          ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income........................   $    224
            Accumulated net realized gain on investments sold, futures
              contracts, foreign currencies and net other assets.......      5,365
            Net unrealized appreciation of investments, futures
              contracts, foreign currencies and net other assets.......     43,133
            Paid-in capital............................................    166,828
                                                                          --------
            NET ASSETS.................................................   $215,550
                                                                          ========


                                                                           VALUE
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($190,129,609 / 13,582,722 shares outstanding)...........     $14.00
                                                                          ========
            PRIMARY B SHARES:
            Net asset value, offering and redemption price per share
              ($20 / 1 share outstanding)..............................     $14.08
                                                                          ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($25,420,187 / 1,817,261 shares outstanding).............     $13.99
                                                                          ========

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 &&
  All or a portion of security segregated as collateral for futures contracts and delayed delivery securities.

 +Amount represents less than 0.1%.

++Amount represents less than $500.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 10). The portion that represents cash collateral is $20,261.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $17,640 and $17,575, respectively.

(b)
  Delayed delivery security.

(c)
  1 contract = $1,000,000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


                                                                        VALUE
SHARES                                                                  (000)
-------------------------------------------------------------------------------
          COMMON STOCKS -- 98.1%
          AEROSPACE AND DEFENSE -- 0.4%
 38,450   Precision Castparts Corporation(a).......................   $   1,361
  7,700   Sequa Corporation, Class A!!.............................         402
 56,200   The Titan Corporation!!(a)...............................       1,161
                                                                      ---------
                                                                          2,924
                                                                      ---------
          AIRLINES -- 0.2%
 19,650   Alaska Air Group, Inc.!!.................................         654
 28,325   Atlas Air, Inc.!!........................................         373
                                                                      ---------
                                                                          1,027
                                                                      ---------
          APPAREL AND TEXTILES -- 0.6%
 32,700   Coach, Inc.!!............................................       1,658
 22,050   Land's End, Inc.!!.......................................         989
 28,775   Timberland Company, Class A!!............................       1,216
 39,900   Unifi, Inc.!!............................................         375
                                                                      ---------
                                                                          4,238
                                                                      ---------
          AUTOMOTIVE -- 1.5%
 49,425   ArvinMeritor, Inc. ......................................       1,411
 19,550   Borg-Warner Automotive, Inc..............................       1,230
 67,125   Copart, Inc.!!...........................................       1,204
 55,625   Gentex Corporation!!.....................................       1,648
 47,600   Lear Corporation!!(a)....................................       2,267
 58,925   Pennzoil-Quaker State Company............................       1,265
 19,175   Superior Industries International, Inc...................         935
                                                                      ---------
                                                                          9,960
                                                                      ---------
          BEVERAGES -- 0.2%
115,500   PepsiAmericas, Inc.......................................       1,666
                                                                      ---------
          BROADCASTING AND CABLE -- 1.4%
 38,125   Emmis Communications Corporation!!(a)....................       1,019
 36,200   Entercom Communications Corporation!!....................       1,986
 80,375   Hispanic Broadcasting Corporation!!......................       2,341
 17,025   Media General Inc., Class A..............................       1,081
 79,500   Westwood One, Inc.!!.....................................       3,049
                                                                      ---------
                                                                          9,476
                                                                      ---------
          BUILDING MATERIALS -- 0.8%
 53,175   American Standard Companies Inc.!!.......................       3,762
 35,950   Martin Marietta Materials, Inc. .........................       1,518
                                                                      ---------
                                                                          5,280
                                                                      ---------
          CHEMICALS -- BASIC -- 0.9%
 23,125   FMC Corporation!!(a).....................................         969
 48,150   FMC Technologies, Inc.!!.................................         960
 20,950   H.B. Fuller Company......................................         627
 85,125   IMC Global, Inc. ........................................       1,256
 87,125   Lyondell Chemical Company................................       1,448
 32,200   Olin Corporation.........................................         605
                                                                      ---------
                                                                          5,865
                                                                      ---------
          CHEMICALS -- SPECIALTY -- 1.6%
 51,675   Airgas, Inc.!!...........................................       1,039
 33,700   Albemarle Corporation....................................         929
 46,100   Cabot Corporation(a).....................................       1,698
 17,925   Cabot Microelectronics Corporation!!.....................       1,213
 83,750   Crompton Corporation.....................................       1,034
 29,425   Cytec Industries Inc.!!..................................         895

                                                                        VALUE
SHARES                                                                  (000)
-------------------------------------------------------------------------------
          CHEMICALS -- SPECIALTY -- (CONTINUED)
 25,400   Ferro Corporation........................................   $     732
 37,875   Lubrizol Corporation.....................................       1,318
 14,500   Minerals Technologies Inc. ..............................         761
 21,650   Schulman (A.) Inc. ......................................         396
 77,525   Solutia Inc. ............................................         674
                                                                      ---------
                                                                         10,689
                                                                      ---------
          COMMERCIAL BANKING -- 9.2%
 48,675   Associated Banc-Corp.....................................       1,851
 68,375   Astoria Financial Corporation............................       1,986
112,475   Banknorth Group, Inc. ...................................       2,964
 35,675   City National Corporation................................       1,877
 85,375   Colonial BancGroup, Inc. ................................       1,274
 49,025   Commerce Bancorp, Inc. ..................................       2,201
 94,450   Compass Bancshares, Inc. ................................       2,916
 93,850   First Tennessee National Corporation(a)..................       3,289
 35,425   First Virginia Banks, Inc. ..............................       1,900
 62,850   Firstmerit Corporation...................................       1,809
100,625   Golden State Bancorp Inc.(a).............................       2,988
 37,075   Greater Bay Bancorp(a)...................................       1,265
117,850   Hibernia Corporation, Class A............................       2,251
 43,575   Independence Community Bank Corporation..................       1,226
 23,775   Investors Financial Services Corporation.................       1,808
 68,850   M&T Bank Corporation.....................................       5,532
 51,725   Mercantile Bankshares Corporation........................       2,238
150,800   National Commerce Financial Corporation..................       4,192
 75,800   New York Community Bancorp, Inc. ........................       2,096
120,250   North Fork Bancorporation, Inc.(a).......................       4,276
 56,900   Pacific Century Financial Corporation....................       1,483
 36,475   Provident Financial Group, Inc. .........................       1,050
 34,250   Silicon Valley Bancshares!!(a)...........................       1,036
189,950   Sovereign Bancorp, Inc.(a)...............................       2,669
 56,750   TCF Financial Corporation................................       2,986
 36,500   Webster Financial Corporation............................       1,366
 25,625   Westamerica Bancorporation...............................       1,095
 24,200   Wilmington Trust Corporation.............................       1,629
                                                                      ---------
                                                                         63,253
                                                                      ---------
          COMMERCIAL SERVICES -- 4.5%
 85,300   Apollo Group Inc., Class A!!.............................       4,567
 15,300   Bandag, Inc. ............................................         577
 40,850   Catalina Marketing Corporation!!.........................       1,491
 50,925   Certegy Inc.!!(a)........................................       2,022
 46,575   ChoicePoint Inc.!!&&.....................................       2,683
 51,725   DeVry, Inc.!!............................................       1,558
 28,125   Fastenal Company(a)......................................       2,118
 62,725   Gartner Group, Inc.!!....................................         815
 26,575   Kelly Services, Inc. ....................................         750
 28,000   Korn/Ferry International!!...............................         279
 56,350   Manpower Inc.(a).........................................       2,191
 72,750   MPS Group, Inc.!!........................................         637
 19,125   NCO Group, Inc.!!........................................         531
 22,275   Rollins, Inc. ...........................................         470
 80,025   SEI Investment Company...................................       3,426
 45,425   Sotheby's Holdings, Class A!!............................         729
 28,725   Sylvan Learning Systems, Inc.!!(a).......................         811
 54,325   United Rentals, Inc.!!...................................       1,493

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


                                                                        VALUE
SHARES                                                                  (000)
-------------------------------------------------------------------------------
          COMMERCIAL SERVICES -- (CONTINUED)
 39,675   Valassis Communications Inc.!!...........................   $   1,533
 65,900   Viad Corporation.........................................       1,845
                                                                      ---------
                                                                         30,526
                                                                      ---------
          COMPUTER SERVICES -- 2.4%
 64,575   Acxiom Corporation!!(a)..................................       1,107
108,425   Ceridian Corporation!!...................................       2,391
 39,300   CSG Systems International, Inc.!!........................       1,119
 35,400   Internet Security Systems, Inc.!!........................         809
 66,200   Jack Henry & Associates, Inc. ...........................       1,468
207,075   Sungard Data Systems, Inc.!!.............................       6,827
 29,800   Sykes Enterprises, Inc.!!................................         289
 44,850   Synopsys, Inc.!!(a)......................................       2,474
                                                                      ---------
                                                                         16,484
                                                                      ---------
          COMPUTERS AND OFFICE EQUIPMENT -- 1.3%
 33,075   Avocent Corporation!!....................................         886
 28,925   InFocus Corporation!!(a).................................         527
 56,125   Miller (Herman) Inc. ....................................       1,335
 31,025   Plexus Corporation!!.....................................         732
115,375   Quantum Corporation!!....................................         918
 77,950   Storage Technology Corporation!!.........................       1,671
 40,850   Tech Data Corporation!!(a)...............................       1,875
 30,350   Wallace Computer Services, Inc. .........................         613
                                                                      ---------
                                                                          8,557
                                                                      ---------
          CONGLOMERATES -- 1.4%
 35,400   Dycom Industries, Inc.!!.................................         529
 30,475   Granite Construction.....................................         750
 36,350   Pentair, Inc. ...........................................       1,635
 77,600   Scana Corporation........................................       2,375
 29,850   SPX Corporation!!........................................       4,226
                                                                      ---------
                                                                          9,515
                                                                      ---------
          CONSTRUCTION -- 0.3%
 19,925   Jacobs Engineering Group Inc.!!..........................       1,421
 45,025   Quanta Services, Inc.!!..................................         778
                                                                      ---------
                                                                          2,199
                                                                      ---------
          CONSUMER CREDIT AND MORTGAGES -- 1.0%
 62,875   AmeriCredit Corporation!!(a).............................       2,389
 74,225   Greenpoint Financial Corporation.........................       3,243
 47,250   Metris Companies Inc.(a).................................         945
                                                                      ---------
                                                                          6,577
                                                                      ---------
          CONSUMER SERVICES -- 0.3%
 36,750   Valspar Corporation......................................       1,729
                                                                      ---------
          DEPARTMENT AND DISCOUNT STORES -- 0.4%
 35,350   Neiman Marcus Group Inc., Class A!!......................       1,218
105,200   Saks, Inc.!!.............................................       1,383
                                                                      ---------
                                                                          2,601
                                                                      ---------
          DIVERSIFIED ELECTRONICS -- 1.8%
 19,650   Black Hills Corporation..................................         658
 52,925   Diebold, Inc. ...........................................       2,156
 49,000   Harris Corporation.......................................       1,760
 25,100   Hawaiian Electric Industries, Inc. ......................       1,105
 43,450   Hubbell Inc. ............................................       1,430
 37,925   National Instruments Corporation!!.......................       1,586

                                                                        VALUE
SHARES                                                                  (000)
-------------------------------------------------------------------------------
          DIVERSIFIED ELECTRONICS -- (CONTINUED)
 28,975   PNM Resources Inc. ......................................   $     888
118,000   Vishay Intertechnology, Inc.!!(a)........................       2,399
                                                                      ---------
                                                                         11,982
                                                                      ---------
          DIVERSIFIED MANUFACTURING -- 2.1%
 23,125   Albany International Corporation, Class A!!..............         701
 22,425   Carlisle Companies Inc. .................................         980
 32,700   Donaldson Company, Inc.(a)...............................       1,315
 67,700   Energizer Holdings Inc.!!(a).............................       1,608
 33,350   Federal Signal Corporation...............................         791
 29,625   Harsco Corporation.......................................       1,160
 22,175   Kaydon Corporation.......................................         599
 27,275   Lancaster Colony Corporation.............................       1,010
 24,725   Modine Manufacturing Company.............................         667
 24,600   Nordson Corporation(a)...................................         742
 40,225   Pittson Brink's Group....................................       1,010
 35,075   Sensient Technologies Corporation........................         807
 21,100   Stewart & Stevenson Services, Inc. ......................         408
 28,800   Teleflex Inc. ...........................................       1,574
 28,825   York International Corporation...........................       1,035
                                                                      ---------
                                                                         14,407
                                                                      ---------
          EDUCATION -- 0.2%
 25,750   Education Management Corporation!!.......................       1,086
                                                                      ---------
          ELECTRIC POWER -- NON NUCLEAR -- 2.5%
 62,300   Allete, Inc. ............................................       1,812
 33,325   Cleco Corporation........................................         796
 93,750   DPL Inc..................................................       2,394
 41,425   DQE Inc.(a)..............................................         883
 45,850   Great Plains Energy Inc.(a)..............................       1,144
 27,775   IDACORP, Inc.(a).........................................       1,125
103,850   Northeast Utilities Company..............................       2,064
 57,725   OGE Energy Corporation(a)................................       1,384
 79,600   Potomac Electric Power Company(a)........................       1,859
 75,650   Sierra Pacific Resources.................................       1,142
 50,175   Vectren Corporation......................................       1,289
 51,950   Western Resources, Inc...................................         891
                                                                      ---------
                                                                         16,783
                                                                      ---------
          ELECTRIC POWER -- NUCLEAR -- 1.1%
 64,875   Alliant Energy Corporation(a)............................       1,960
 65,750   Conectiv, Inc. ..........................................       1,637
 86,575   Energy East Corporation..................................       1,883
 39,300   NSTAR....................................................       1,782
                                                                      ---------
                                                                          7,262
                                                                      ---------
          ELECTRICAL EQUIPMENT -- 0.4%
 24,300   AMETEK, Inc. ............................................         905
 13,700   Tecumseh Products Company................................         730
 22,825   WPS Resources Corporation................................         900
                                                                      ---------
                                                                          2,535
                                                                      ---------
          ENERGY -- MISCELLANEOUS -- 0.5%
 64,250   Puget Energy Inc.(a).....................................       1,336
 86,325   Wisconsin Energy Corporation(a)..........................       2,148
                                                                      ---------
                                                                          3,484
                                                                      ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




                                                                        VALUE
SHARES                                                                  (000)
-------------------------------------------------------------------------------
          EXPLORATION AND PRODUCTION -- 0.4%
 34,625   Forest Oil Corporation!!.................................   $   1,026
 41,925   Noble Affiliates, Inc. ..................................       1,637
                                                                      ---------
                                                                          2,663
                                                                      ---------
          FINANCE -- MISCELLANEOUS -- 0.7%
101,975   Clayton Homes Inc.(a)....................................       1,708
 44,600   IndyMac Bancorp, Inc.!!..................................       1,102
 35,975   Investment Technology Group, Inc.!!......................       1,897
                                                                      ---------
                                                                          4,707
                                                                      ---------
          FOOD AND DRUG STORES -- 0.1%
 34,350   Ruddick Corporation......................................         572
                                                                      ---------
          FOOD PRODUCTS -- 2.8%
 32,225   Dean Foods Company!!(a)..................................       2,440
 41,400   Dole Food Company(a).....................................       1,283
 25,550   Dreyer's Grand Ice Cream Inc. ...........................       1,052
102,775   Hormel Foods Corporation.................................       2,811
 37,500   Interstate Bakeries Corporation..........................         908
 18,150   J.M. Smucker Company.....................................         613
 51,375   McCormick and Company, Inc. .............................       2,627
 82,700   Smithfield Foods, Inc.!!.................................       2,158
 38,550   Tootsie Roll Industries, Inc. ...........................       1,773
262,250   Tyson Foods Inc., Class A(a).............................       3,274
                                                                      ---------
                                                                         18,939
                                                                      ---------
          HEALTH SERVICES -- 3.8%
 40,375   Apria Healthcare Group Inc.!!............................         990
 44,700   Covance Inc.!!...........................................         907
 73,800   First Health Group Corporation!!.........................       1,781
 91,575   Health Net Inc.!!........................................       2,513
 29,100   Lifepoint Hospitals, Inc.!!(a)...........................       1,076
 79,800   Lincare Holdings Inc.!!(a)...............................       2,164
 69,225   Omnicare, Inc.(a)........................................       1,792
 64,850   Oxford Health Plans, Inc.!!..............................       2,710
 25,600   Pacificare Health Systems Inc.!!(a)......................         447
 71,350   Quest Diagnostics Inc.!!.................................       5,910
 53,375   Triad Hospitals, Inc.!!(a)...............................       1,835
 26,525   Trigon Healthcare, Inc.!!................................       1,958
 44,375   Universal Health Services, Inc., Class B!!...............       1,830
                                                                      ---------
                                                                         25,913
                                                                      ---------
          HEAVY MACHINERY -- 0.6%
 53,325   Agco Corporation(a)......................................       1,217
 32,825   Flowserve Corporation!!..................................       1,051
 25,875   Imation Corporation!!....................................         686
 23,025   Kennametal Inc. .........................................         931
                                                                      ---------
                                                                          3,885
                                                                      ---------
          HOUSEHOLD PRODUCTS -- 0.4%
 34,900   Blyth Industries, Inc. ..................................         926
 28,975   Church & Dwight Company, Inc.(a).........................         854
 70,300   The Dial Corporation.....................................       1,266
                                                                      ---------
                                                                          3,046
                                                                      ---------
          HOUSING AND FURNISHING -- 1.8%
 71,850   D.R. Horton, Inc.!!......................................       2,709
 40,450   Furniture Brands International, Inc.!!(a)................       1,474
 43,450   Hon Industries Inc. .....................................       1,234
 47,625   Lennar Corporation(a)....................................       2,513

                                                                        VALUE
SHARES                                                                  (000)
-------------------------------------------------------------------------------
          HOUSING AND FURNISHING -- (CONTINUED)
 48,475   Mohawk Industries Inc.!!(a)..............................   $   2,913
 83,325   RPM Inc. ................................................       1,296
                                                                      ---------
                                                                         12,139
                                                                      ---------
          INSURANCE -- 4.2%
 39,200   Allmerica Financial Corporation..........................       1,760
 50,625   American Financial Group, Inc. ..........................       1,454
 62,775   Arthur J. Gallagher & Company............................       2,057
 37,975   Everest Re Group, Ltd. ..................................       2,633
 63,475   Fidelity National Financial, Inc. .......................       1,674
 44,975   HCC Insurance Holdings Inc. .............................       1,257
 30,175   Horace Mann Educators Corporation........................         679
 41,000   Leucadia National Corporation............................       1,466
 35,250   MONY Group Inc.(a).......................................       1,421
 44,600   Ohio Casualty Corporation!!..............................         845
 88,125   Old Republic International Corporation...................       2,817
 33,000   PMI Group, Inc.(a).......................................       2,500
 50,800   Protective Life Corporation..............................       1,584
 69,500   Radian Group Inc. .......................................       3,411
 22,175   Stancorp Financial Group Inc. ...........................       1,220
 50,050   Unitrin, Inc. ...........................................       2,012
                                                                      ---------
                                                                         28,790
                                                                      ---------
          INTEGRATED OIL -- 2.0%
 41,175   AGL Resources Inc. ......................................         968
 33,575   Murphy Oil Corporation(a)................................       3,223
127,325   Ocean Energy Inc. .......................................       2,520
 77,125   Pioneer Natural Resources Company!!......................       1,719
 60,350   Questar Corporation......................................       1,552
 78,750   Valero Energy Corporation................................       3,899
                                                                      ---------
                                                                         13,881
                                                                      ---------
          INVESTMENT SERVICES -- 2.5%
 59,125   A.G. Edwards, Inc.&&.....................................       2,600
276,100   E*TRADE Group, Inc.!!(a).................................       2,601
 51,325   Eaton Vance Corporation..................................       2,050
 43,500   LaBranche and Company Inc.!!(a)..........................       1,351
 49,500   Legg Mason, Inc.(a)......................................       2,628
 52,150   Neuberger Berman Inc. ...................................       2,443
 65,150   Roslyn Bancorp, Inc. ....................................       1,349
 59,300   Waddell & Reed Financial, Inc., Class A..................       1,807
                                                                      ---------
                                                                         16,829
                                                                      ---------
          LODGING AND RECREATION -- 1.5%
 57,700   Callaway Golf Company....................................       1,111
 69,300   Extended Stay America, Inc.!!............................       1,206
 21,225   GTECH Holdings Corporation!!.............................       1,035
 39,400   International Speedway Corporation.......................       1,801
 52,450   Mandalay Resort Group!!..................................       1,610
223,225   Park Place Entertainment Corporation!!...................       2,354
 68,475   Six Flags, Inc.!!(a).....................................       1,223
                                                                      ---------
                                                                         10,340
                                                                      ---------
          MEDICAL DEVICES AND SUPPLIES -- 2.7%
 78,900   Apogent Technologies Inc.!!..............................       1,947
 45,450   Beckman Coulter, Inc.(a).................................       2,321
 90,150   Cytyc Corporation!!(a)...................................       2,427
 57,675   DENTSPLY International Inc. .............................       2,137
 43,875   Edwards Lifesciences Corporation!!.......................       1,226
 31,625   Henry Schein, Inc.!!.....................................       1,393
 46,450   Hillenbrand Industries, Inc. ............................       2,864

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


                                                                        VALUE
SHARES                                                                  (000)
-------------------------------------------------------------------------------
          MEDICAL DEVICES AND SUPPLIES -- (CONTINUED)
 50,150   Patterson Dental Company!!...............................   $   2,193
 51,450   STERIS Corporation!!.....................................       1,073
 40,725   VISX Inc.!!..............................................         719
                                                                      ---------
                                                                         18,300
                                                                      ---------
          METALS AND MINING -- 0.4%
 79,825   AK Steel Holding Corporation.............................       1,142
 38,775   Arch Coal, Inc.(a).......................................         829
 16,450   Carpenter Technology Corporation.........................         476
 41,300   UCAR International Inc.!!................................         586
                                                                      ---------
                                                                          3,033
                                                                      ---------
          NATURAL GAS DISTRIBUTION -- 1.1%
 47,375   Equitable Resources, Inc. ...............................       1,650
 46,825   Hanover Compressor Company!!(a)..........................         842
 51,750   MDU Resources Group, Inc. ...............................       1,604
 59,025   National Fuel Gas Company................................       1,437
 44,250   ONEOK, Inc. .............................................         923
 35,975   WGL Holdings Inc. .......................................         966
                                                                      ---------
                                                                          7,422
                                                                      ---------
          NATURAL GAS PIPELINES -- 0.5%
104,100   Aquila, Inc.(a)..........................................       2,586
 24,200   Western Gas Resources, Inc. .............................         901
                                                                      ---------
                                                                          3,487
                                                                      ---------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.9%
260,950   3Com Corporation!!&&.....................................       1,594
 29,250   ADTRAN, Inc.!!...........................................         706
 60,725   Advanced Fibre Communications, Inc.!!....................       1,165
 38,150   CommScope, Inc.!!........................................         664
146,475   Enterasys Networks Inc.!!................................         620
 29,050   L-3 Communications Holdings, Inc.!!(a)...................       3,253
 83,300   McDATA Corporation, Class A!!............................         989
 27,175   Newport Corporation......................................         649
 34,350   Plantronics, Inc.!!......................................         719
 73,925   Polycom, Inc.!!(a).......................................       1,819
 48,300   Powerwave Technologies, Inc.!!...........................         622
                                                                      ---------
                                                                         12,800
                                                                      ---------
          OILFIELD SERVICES -- 3.9%
115,950   BJ Services Company!!....................................       3,997
 40,000   Cooper Cameron Corporation!!(a)..........................       2,044
 99,775   ENSCO International Inc.(a)&&............................       3,007
 81,075   Grant Prideco Inc.!!(a)..................................       1,109
 36,950   Helmerich & Payne, Inc. .................................       1,481
 59,950   National-Oilwell, Inc.!!(a)..............................       1,519
 56,600   Patterson-UTI Energy, Inc.!!.............................       1,683
 98,425   Pride International, Inc.!!..............................       1,565
 36,600   Smith International, Inc.!!(a)...........................       2,480
 44,850   Tidewater Inc.(a)........................................       1,899
 71,125   Varco International, Inc.!!..............................       1,430
 85,025   Weatherford International, Inc.!!(a).....................       4,050
                                                                      ---------
                                                                         26,264
                                                                      ---------

                                                                        VALUE
SHARES                                                                  (000)
-------------------------------------------------------------------------------
          PACKAGING AND CONTAINERS -- 0.6%
 37,850   Longview Fibre Company...................................   $     390
 78,225   Packaging Corporation of America!!.......................       1,548
 70,825   Sonoco Products Company..................................       2,026
                                                                      ---------
                                                                          3,964
                                                                      ---------
          PAPER AND FOREST PRODUCTS -- 0.7%
 40,475   Bowater Inc.(a)..........................................       2,015
 31,650   P.H. Glatfelter Company..................................         568
 20,950   Potlatch Corporation.....................................         706
 20,225   Rayonier Inc. ...........................................       1,078
 38,175   Wausau-Mosinee Paper Corporation.........................         487
                                                                      ---------
                                                                          4,854
                                                                      ---------
          PHARMACEUTICALS -- 5.1%
 31,925   Barr Laboratories, Inc.!!(a).............................       2,101
 58,675   Express Scripts, Inc.!!&&(a).............................       3,379
143,300   Gilead Sciences, Inc.!!(a)...............................       5,157
 60,450   ICN Pharmaceuticals Inc.(a)..............................       1,919
113,025   IDEC Pharmaceuticals Corporation!!(a)....................       7,269
 49,200   Incyte Pharmaceuticals, Inc.!!...........................         585
146,275   IVAX Corporation!!(a)....................................       2,348
207,400   Millennium Pharmaceuticals, Inc.!!.......................       4,627
 93,275   Mylan Laboratories, Inc. ................................       2,748
 54,400   Perrigo Company!!........................................         650
 65,175   Protein Design Labs, Inc.!!(a)...........................       1,116
 57,725   Sepracor Inc.!!(a).......................................       1,120
 55,550   Vertex Pharmaceuticals Inc.!!............................       1,548
                                                                      ---------
                                                                         34,567
                                                                      ---------
          PUBLISHING AND ADVERTISING -- 2.2%
 81,550   Belo Corporation.........................................       1,896
 18,275   Banta Corporation........................................         653
 54,925   Dun & Bradstreet Corporation!!...........................       2,198
 46,725   Harte-Hanks, Inc. .......................................       1,478
 32,700   Lee Enterprises, Inc.(a).................................       1,207
 73,800   Readers Digest Association, Inc., Class A................       1,654
 26,375   Scholastic Corporation!!.................................       1,429
  7,025   The Washington Post Company, Class B.....................       4,264
                                                                      ---------
                                                                         14,779
                                                                      ---------
          RAILROADS, TRUCKING AND SHIPPING -- 1.6%
 35,650   Airborne, Inc. ..........................................         624
 62,600   C.H. Robinson Worldwide, Inc. ...........................       2,103
 36,200   CNF Inc. ................................................       1,194
 35,400   EGL, Inc.(a).............................................         561
 38,225   Expeditors International of Washington, Inc. ............       2,332
 36,075   GATX Corporation(a)......................................       1,147
 26,650   J.B. Hunt Transport Services, Inc.!!.....................         758
 63,150   Swift Transportation Company, Inc.!!(a)..................       1,384
 32,600   Trinity Industries, Inc.(a)..............................         793
                                                                      ---------
                                                                         10,896
                                                                      ---------
          REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.4%
 46,325   Hospitality Properties Trust.............................       1,590
 69,175   New Plan Excel Realty Trust(a)...........................       1,387
                                                                      ---------
                                                                          2,977
                                                                      ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




                                                                        VALUE
SHARES                                                                  (000)
-------------------------------------------------------------------------------
          RESTAURANTS -- 1.0%
 25,900   Bob Evans Farms, Inc. ...................................   $     731
 72,050   Brinker International, Inc.!!(a).........................       2,335
 41,225   CBRL Group Inc. .........................................       1,174
 56,700   Outback Steakhouse, Inc.!!(a)............................       2,028
 16,825   Papa John's International Inc.!!.........................         469
                                                                      ---------
                                                                          6,737
                                                                      ---------
          SEMICONDUCTORS -- 5.8%
 73,850   Arrow Electronics, Inc.!!(a).............................       2,066
344,975   Atmel Corporation!!(a)...................................       3,498
 87,925   Avnet, Inc. .............................................       2,379
 61,025   Cirrus Logic, Inc.!!.....................................       1,152
 44,700   Credence Systems Corporation!!...........................         982
 53,825   Cree, Inc.!!(a)..........................................         734
 89,125   Cypress Semiconductor Corporation!!(a)...................       2,050
 19,850   DSP Group, Inc.!!........................................         406
 73,900   Fairchild Semiconductor Corporation, Class A!!(a)........       2,114
 23,700   FEI Company!!............................................         843
 77,325   Integrated Device Technology, Inc.!!.....................       2,570
 47,000   International Rectifier Corporation!!(a).................       2,134
 63,625   KEMET Corporation!!(a)...................................       1,232
 93,275   Lam Research Corporation!!(a)............................       2,735
 81,050   Lattice Semiconductor Corporation!!(a)...................       1,421
 35,975   LTX Corporation!!(a).....................................         978
 68,825   Micrel, Inc.!!...........................................       1,736
 98,550   Microchip Technology Inc.!!..............................       4,121
 28,925   MIPS Technologies, Inc.!!................................         194
124,025   RF Micro Devices, Inc.!!(a)..............................       2,220
 50,600   SanDisk Corporation!!(a).................................       1,098
 52,200   Semtech Corporation!!(a).................................       1,905
 67,750   TranSwitch Corporation!!.................................         221
 96,525   TriQuint Semiconductor, Inc.!!...........................       1,159
                                                                      ---------
                                                                         39,948
                                                                      ---------
          SOFTWARE -- 6.4%
 40,225   Activision, Inc.!!(a)....................................       1,200
 25,050   Advent Software, Inc.!!(a)...............................       1,482
 97,225   Affiliated Computer Services, Inc., Class A!!(a).........       5,457
192,175   Ascential Software Corporation!!.........................         740
181,200   Cadence Design Systems, Inc.!!...........................       4,097
 57,350   Checkfree Corporation!!(a)...............................         879
 89,200   DST Systems, Inc.!!......................................       4,442
102,225   Electronic Arts Inc.!!...................................       6,215
 55,925   Keane Inc.!!.............................................         954
 66,275   Legato Systems Inc.!!....................................         597
 43,600   Macromedia Inc.!!........................................         890
 37,550   Macrovision Corporation!!................................       1,001

                                                                        VALUE
SHARES                                                                  (000)
-------------------------------------------------------------------------------
          SOFTWARE -- (CONTINUED)
 47,800   Mentor Graphics Corporation!!............................   $   1,010
104,250   Network Associates, Inc.!!(a)............................       2,523
 37,750   Retek Inc.!!.............................................         991
 51,900   Reynolds & Reynolds Company, Class A.....................       1,557
 41,650   RSA Security Inc.!!(a)...................................         375
 73,150   Sybase, Inc.!!...........................................       1,278
105,400   Symantec Corporation!!(a)................................       4,344
 88,075   The BISYS Group, Inc.!!&&(a).............................       3,105
 26,175   Transaction Systems Architects, Inc.!!...................         298
 57,825   Wind River Systems!!.....................................         786
                                                                      ---------
                                                                         44,221
                                                                      ---------
          SPECIALTY STORES -- 3.4%
 38,425   99 Cents Only Stores!!...................................       1,473
 73,300   Abercrombie & Fitch Company!!............................       2,258
 53,250   American Eagle Outfitters, Inc.!!........................       1,319
 49,800   Barnes & Noble, Inc.!!(a)................................       1,543
 53,550   BJ's Wholesale Club, Inc.!!(a)...........................       2,394
 60,400   Borders Group Inc.!!.....................................       1,444
 65,400   CDW Computer Centers, Inc.!!(a)..........................       3,292
 36,150   Claire's Stores, Inc. ...................................         704
 83,200   Dollar Tree Stores, Inc.!!(a)............................       2,730
 28,100   Longs Drug Stores Corporation(a).........................         783
 16,475   Payless ShoeSource, Inc.!!...............................       1,006
 58,950   Ross Stores, Inc. .......................................       2,230
 42,225   Williams-Sonoma, Inc.!!(a)...............................       1,942
                                                                      ---------
                                                                         23,118
                                                                      ---------
          TELECOMMUNICATIONS SERVICES -- 0.8%
162,075   Broadwing Inc.!!&&(a)....................................       1,133
 40,700   Price Communications Corporation!!.......................         718
 43,400   Telephone and Data Systems, Inc. ........................       3,830
                                                                      ---------
                                                                          5,681
                                                                      ---------
          TOBACCO -- 0.8%
 69,100   R.J. Reynolds Tobacco Holdings, Inc.(a)..................       4,475
 19,550   Universal Corporation....................................         769
                                                                      ---------
                                                                          5,244
                                                                      ---------
          UTILITIES -- MISCELLANEOUS -- 1.0%
 30,000   Alexander & Baldwin, Inc. ...............................         828
 74,100   American Water Works Company, Inc. ......................       3,245
 25,375   Overseas Shipholding Group, Inc. ........................         617
125,300   Republic Services, Inc.!!................................       2,341
                                                                      ---------
                                                                          7,031
                                                                      ---------
          TOTAL COMMON STOCKS
            (Cost $610,885)........................................     667,132
                                                                      ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

SHARES                                                                  VALUE
 (000)                                                                  (000)
-------------------------------------------------------------------------------
          INVESTMENT COMPANIES -- 25.3%
            (Cost $172,325)
172,325   Nations Cash Reserves, Capital Class Shares#.............   $ 172,325
                                                                      ---------
          TOTAL INVESTMENTS
            (Cost $783,210*)................................  123.4%    839,457
                                                                      ---------
          OTHER ASSETS AND LIABILITIES (NET)................   (23.4)
          Cash.....................................................   $     148
          Receivable for Fund shares sold..........................       4,261
          Dividends receivable.....................................         430
          Interest receivable......................................          13
          Receivable for variation margin..........................          47
          Collateral on securities loaned..........................    (163,317)
          Payable for Fund shares redeemed.........................        (157)
          Investment advisory fee payable..........................         (54)
          Administration fee payable...............................         (86)
          Payable for investment securities purchased..............        (267)
          Accrued Trustees' fees and expenses......................         (27)
          Accrued expenses and other liabilities...................        (120)
                                                                      ---------
          TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (159,129)
                                                                      ---------
          NET ASSETS........................................  100.0%  $ 680,328
                                                                      =========
          NET ASSETS CONSIST OF:
          Undistributed net investment income......................   $      81
          Accumulated net realized loss on investments sold and
            futures contracts......................................        (342)
          Net unrealized appreciation of investments and futures
            contracts..............................................      56,359
          Paid-in capital..........................................     624,230
                                                                      ---------
          NET ASSETS...............................................   $ 680,328
                                                                      =========

                                                                        VALUE
-------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($679,205,899 / 72,947,098 shares outstanding).........       $9.31
                                                                      =========
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($1,122,521 / 120,279 shares outstanding)..............       $9.33
                                                                      =========

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 &&
  All or a portion of security segregated as collateral for futures contracts.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 10). The portion that represents cash collateral is $163,317.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $143,243 and $157,580, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            COMMON STOCKS -- 98.2%
            AEROSPACE -- 0.2%
  20,500    DRS Technologies, Inc.!!.................................   $    851
                                                                        --------
            AEROSPACE AND DEFENSE -- 1.9%
  33,200    AAR Corporation..........................................        358
  30,700    Alliant Techsystems Inc.!!...............................      3,131
  37,700    Armor Holdings, Inc.!!(a)................................      1,022
  43,500    BE Aerospace, Inc.!!.....................................        432
  12,500    Curtiss-Wright Corporation...............................        831
  25,600    Esterline Technologies Corporation!!.....................        522
  53,300    GenCorp Inc. ............................................        838
  39,300    Teledyne Technologies Inc.!!.............................        652
  19,500    Triumph Group, Inc.!!....................................        764
  14,000    Woodward Governor Company................................        963
                                                                        --------
                                                                           9,513
                                                                        --------
            AIRLINES -- 1.0%
  54,300    Atlantic Coast Airlines Holdings, Inc.!!.................      1,302
  26,700    Forward Air Corporation!!(a).............................        845
  36,200    Frontier Airlines, Inc.!!................................        663
  40,900    Mesa Air Group, Inc.!!...................................        458
  17,100    Midwest Express Holdings, Inc.!!.........................        313
  70,200    SkyWest, Inc. ...........................................      1,750
                                                                        --------
                                                                           5,331
                                                                        --------
            APPAREL AND TEXTILES -- 1.9%
  16,200    Ashworth Inc.!!..........................................        127
  21,600    Brown Shoe Company, Inc. ................................        420
  30,700    Christopher & Banks Corporation!!(a).....................      1,007
  25,500    G & K Services, Inc., Class A............................        949
  26,900    Genesco Inc.!!(a)........................................        742
   7,900    Haggar Corporation.......................................         97
  22,200    Hancock Fabrics Inc. ....................................        401
  11,500    K-Swiss Inc., Class A....................................        483
  28,100    Kellwood Company(a)......................................        683
  41,100    Nautica Enterprises Inc.!!...............................        623
  14,900    Oshkosh B'Gosh Inc. .....................................        639
   9,300    Oxford Industries Inc. ..................................        246
  34,200    Phillips-Van Heusen Corporation..........................        483
  28,700    Quiksilver, Inc.!!.......................................        628
  39,500    Russell Corporation......................................        589
  51,800    Stride Rite Corporation..................................        427
  51,400    Wolverine World Wide, Inc. ..............................        923
                                                                        --------
                                                                           9,467
                                                                        --------
            AUTOMOTIVE -- 1.0%
  24,700    Aaron Rents, Inc. .......................................        564
  28,100    Group 1 Automotive, Inc.!!(a)............................      1,097
  31,500    Intermet Corporation.....................................        221
  18,400    Midas, Inc. .............................................        262
  29,500    Myers Industries Inc.(a).................................        428
  20,700    Oshkosh Truck Corporation................................      1,179
  15,400    Standard Motor Products, Inc.(a).........................        225
  26,000    TBC Corporation!!........................................        377
  25,500    Titan International Inc. ................................        130
  59,500    Tower Automotive, Inc.!!.................................        832
                                                                        --------
                                                                           5,315
                                                                        --------

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            BEVERAGES -- 0.7%
  10,900    Coca-Cola Bottling Company...............................   $    534
  54,200    Constellation Brands, Inc.!!.............................      2,979
                                                                        --------
                                                                           3,513
                                                                        --------
            BROADCASTING AND CABLE -- 0.1%
  15,100    4Kids Entertainment Inc.!!...............................        301
                                                                        --------
            CHEMICALS -- BASIC -- 0.5%
  31,900    Cambrex Corporation......................................      1,343
  39,200    Georgia Gulf Corporation.................................      1,053
  32,400    Mississippi Chemical Corporation!!(a)....................         89
                                                                        --------
                                                                           2,485
                                                                        --------
            CHEMICALS -- SPECIALTY -- 2.1%
  27,500    Arch Chemicals, Inc. ....................................        606
  12,200    Chemed Corporation.......................................        456
  17,400    ChemFirst Inc. ..........................................        465
  39,800    MacDermid, Inc. .........................................        862
  34,200    OM Group, Inc.&&.........................................      2,474
  49,000    Omnova Solutions Inc. ...................................        407
   9,300    Penford Corporation......................................        150
 115,900    PolyOne Corporation......................................      1,414
  11,400    Quaker Chemical Corporation..............................        266
  19,400    Rogers Corporation!!.....................................        644
  36,200    Scotts Company, Class A!!................................      1,657
  17,400    TETRA Technologies Inc.!!................................        505
  39,300    Wellman Inc. ............................................        646
                                                                        --------
                                                                          10,552
                                                                        --------
            COMMERCIAL BANKING -- 5.9%
  39,600    Chittenden Corporation...................................      1,154
  57,400    Commercial Federal Corporation...........................      1,544
  49,700    Community First Bankshares, Inc. ........................      1,285
  63,500    Cullen Frost Bankers, Inc.&&.............................      2,279
  34,900    Downey Financial Corporation.............................      1,591
  29,000    East West Bancorp, Inc. .................................        849
  20,600    Financial Federal Corporation!!(a).......................        676
  60,300    First Midwest Bancorp, Inc. .............................      1,751
  16,900    First Republic Bank!!....................................        480
  32,900    Firstbank Corporation....................................        951
  21,400    FirstFed Financial Corporation!!.........................        560
  14,300    GBC Bancorp..............................................        478
  57,200    Hudson United Bancorp&&..................................      1,820
  27,800    MAF Bancorp Inc. ........................................        980
  31,600    Provident Bankshares Corporation.........................        758
  35,200    Riggs National Corporation...............................        540
  51,100    South Financial Group, Inc.(a)...........................      1,040
  40,700    Southwest Bancorporation of Texas, Inc.!!................      1,357
  78,100    Staten Island Bancorp, Inc. .............................      1,537
  52,400    Sterling Bancshares, Inc. ...............................        700
  48,700    Susquehanna Bancshares Inc. .............................      1,192
  88,100    TrustCo Bank Corporation NY..............................      1,137
  53,400    United Bankshares Inc. ..................................      1,577
  78,500    Washington Federal, Inc. ................................      1,879
  32,700    Whitney Holding Corporation..............................      1,630
                                                                        --------
                                                                          29,745
                                                                        --------
            COMMERCIAL SERVICES -- 4.2%
  30,200    ABM Industries Inc. .....................................      1,108
  34,100    Administaff, Inc.!!(a)...................................        942

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            COMMERCIAL SERVICES -- (CONTINUED)
  24,700    ADVO Inc.!!..............................................   $  1,043
  36,100    Arbitron Inc.!!..........................................      1,220
   7,800    Butler Manufacturing Company.............................        209
  23,700    CDI Corporation!!........................................        544
  44,300    Central Parking Corporation..............................      1,018
  25,800    Computer Task Group Inc.!!...............................        149
  41,500    Factset Research Systems Inc. ...........................      1,676
  35,000    Florida Rock Industries, Inc. ...........................      1,394
  24,600    Franklin Covey Company!!.................................         63
  45,300    Global Payments Inc. ....................................      1,660
  16,000    Hall Kinion & Associates, Inc.!!.........................        133
  22,200    Heidrick & Struggles International, Inc.!!...............        462
  18,200    IMCO Recycling Inc.!!....................................        162
  15,100    Insurance Auto Auctions Inc.!!...........................        253
  27,900    Kroll Inc.!!.............................................        465
  50,200    Labor Ready, Inc.!!......................................        392
  34,100    Manhattan Associates, Inc.!!.............................      1,299
  28,700    MAXIMUS, Inc.!!(a).......................................        882
  17,700    Memberworks Inc.!!(a)....................................        335
  27,700    On Assignment, Inc.!!....................................        496
  30,400    Pegasus Solutions Inc.!!.................................        562
  26,400    Prepaid Legal Services Inc.!!(a).........................        754
  78,700    PRG-Schultz International, Inc.(a).......................      1,106
  17,400    Startek, Inc.!!..........................................        403
  64,800    Tetra Tech, Inc.!!.......................................        926
  22,500    URS Corporation!!........................................        713
  18,900    Volt Information Sciences Inc.!!.........................        352
  33,000    Watsco Inc. .............................................        589
                                                                        --------
                                                                          21,310
                                                                        --------
            COMPUTER SERVICES -- 1.0%
  29,900    Analysts International Corporation.......................        120
  34,300    CACI International, Inc.!!...............................      1,204
  57,400    Efunds Corporation!!.....................................        921
  28,600    Fair, Issac and Company Inc. ............................      1,813
  19,300    QRS Corporation!!........................................        228
  33,900    Radiant Systems, Inc.!!..................................        307
  19,000    SCM Microsystems, Inc.!!.................................        222
  21,700    Zixit Corporation!!(a)...................................        141
                                                                        --------
                                                                           4,956
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.1%
 131,000    Adaptec, Inc.!!..........................................      1,751
  46,700    Avant Corporation!!......................................        935
  28,400    Brady Corporation, Class A...............................      1,031
  31,200    Hutchinson Technology, Inc.!!............................        673
  24,200    Imagistics International Inc.!!..........................        385
  36,300    Information Resources, Inc.!!............................        334
  27,400    Mercury Computer Systems, Inc.!!.........................        876
  21,600    Micros Systems, Inc.!!...................................        550
  70,600    Pinnacle Systems, Inc.!!.................................        563
  21,500    Radisys Corporation!!....................................        387
 149,000    Read-Rite Corporation!!..................................        457
  19,900    Standard Microsystems Corporation!!......................        458
  39,000    Zebra Technologies Corporation, Class A!!................      2,109
                                                                        --------
                                                                          10,509
                                                                        --------
            CONGLOMERATES -- 1.1%
  39,300    Advanced Energy Industries, Inc.!!(a)....................      1,412
  35,000    Apogee Enterprises, Inc. ................................        427

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            CONGLOMERATES -- (CONTINUED)
  29,200    Hughes Supply Inc. ......................................   $  1,138
  32,800    Insituform Technologies Inc., Class A!!(a)...............        829
  25,200    Triarc Companies!!.......................................        701
  33,900    Waste Connections, Inc.!!(a).............................      1,136
                                                                        --------
                                                                           5,643
                                                                        --------
            CONSTRUCTION -- 0.3%
  49,500    The Shaw Group Inc.!!....................................      1,361
                                                                        --------
            CONSUMER SERVICES -- 1.1%
  10,700    Angelica Corporation.....................................        166
  16,000    Building Materials Holding Corporation!!.................        230
  44,110    Fedders Corporation!!(a).................................        132
  27,700    Kaman Corporation........................................        470
  75,300    La-Z-Boy Inc. ...........................................      2,067
  15,800    New England Business Service, Inc. ......................        406
  17,100    Royal Appliance Manufacturing Company!!..................         91
  24,900    Russ Berrie & Company Inc. ..............................        802
  72,200    Spherion Corporation!!...................................        798
  18,800    Thomas Industries Inc. ..................................        550
                                                                        --------
                                                                           5,712
                                                                        --------
            DEPARTMENT AND DISCOUNT STORES -- 0.2%
  30,500    Cash America Investments Inc. ...........................        268
  15,900    Factory 2-U Stores Inc.!!................................        205
  35,600    ShopKo Stores, Inc.!!....................................        645
                                                                        --------
                                                                           1,118
                                                                        --------
            DIVERSIFIED ELECTRONICS -- 2.7%
  74,200    Aeroflex, Inc.!!.........................................        954
  16,300    Analogic Corporation.....................................        678
  45,600    Anixter International Inc.!!.............................      1,351
  47,300    Artesyn Technologies, Inc.!!.............................        440
  28,300    Audiovox Corporation!!...................................        203
  17,800    BEI Technologies, Inc. ..................................        336
  13,200    Bel Fuse Inc. ...........................................        323
  24,300    Benchmark Electronics, Inc.!!(a).........................        680
  39,100    Checkpoint Systems Inc.!!(a).............................        624
  33,900    Concord Camera Corporation!!.............................        305
  35,800    CTS Corporation..........................................        582
  26,500    Dionex Corporation!!.....................................        645
  24,300    EDO Corporation..........................................        656
  27,300    Gerber Scientific Inc. ..................................        201
  40,000    Harman International Industries, Inc. ...................      1,974
  31,700    Helix Technology Corporation.............................        803
  20,100    Itron Inc.!!.............................................        598
  19,500    Keithley Instruments, Inc. ..............................        428
  44,500    Methode Electronics Inc., Class A........................        554
  39,200    Pioneer Standard Electronics, Inc.(a)....................        555
  30,800    Trimble Navigation Ltd.!!(a).............................        512
  13,800    Ultimate Electronics, Inc.!!.............................        387
  56,300    Valence Technology, Inc.!!(a)............................        172
      72    Vialta, Inc.!!++(a)......................................          0
                                                                        --------
                                                                          13,961
                                                                        --------
            DIVERSIFIED MANUFACTURING -- 3.3%
  29,500    A.O. Smith Corporation...................................        751
  51,100    Acuity Brands, Inc.!!....................................        845
  17,800    AstroPower, Inc.!!(a)....................................        743
  22,800    Barnes Group Inc. .......................................        559

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            DIVERSIFIED MANUFACTURING -- (CONTINUED)
  30,400    Belden Inc. .............................................   $    724
  30,500    CLARCOR Inc. ............................................        976
  20,800    Cross (A.T.) Company!!...................................        144
  20,400    CUNO Inc.!!..............................................        757
  47,600    Delta and Pine Land Company..............................        903
  24,000    Elcor Corporation........................................        533
  40,700    Griffon Corporation!!....................................        682
  21,600    Ionics Inc.!!............................................        692
  11,900    Lawson Products..........................................        343
  70,000    Lennox International Inc. ...............................        925
  19,700    Lydall Inc.!!............................................        279
  20,400    Meade Instruments Corporation!!..........................         73
  38,400    Roper Industries, Inc. ..................................      1,910
  15,100    Simpson Manufacturing Company, Inc.!!....................        923
  16,200    SPS Technologies Inc.!!..................................        686
  15,100    Standex International Corporation........................        369
  33,300    Sturm, Ruger & Company Inc. .............................        430
  47,200    Tredegar Industries, Inc. ...............................        883
  52,400    Vicor Corporation!!......................................        886
  32,800    Watts Industries, Inc., Class A..........................        551
                                                                        --------
                                                                          16,567
                                                                        --------
            EDUCATION -- 0.5%
  26,400    Corinthian Colleges, Inc.!!(a)...........................      1,335
  28,600    ITT Educational Services, Inc.!!.........................      1,287
                                                                        --------
                                                                           2,622
                                                                        --------
            ELECTRIC POWER -- NON NUCLEAR -- 1.2%
  14,300    Central Vermont Public Services..........................        255
  20,300    CH Energy Group, Inc. ...................................        963
  62,400    EL Paso Electric Company!!...............................        977
  18,300    Emcor Group Inc.!!.......................................      1,062
   7,000    Green Mountain Power Corporation.........................        128
  33,900    Northwestern Corporation.................................        746
  17,700    UIL Holdings Corporation.................................      1,028
  41,500    UniSource Energy Corporation.............................        849
                                                                        --------
                                                                           6,008
                                                                        --------
            ELECTRIC POWER -- NUCLEAR -- 0.3%
  42,800    RGS Energy Group Inc.(a).................................      1,680
                                                                        --------
            ELECTRICAL EQUIPMENT -- 0.4%
  25,400    Cohu, Inc. ..............................................        724
  20,300    Intermagnetics General Corporation!!.....................        553
  27,800    Magnetek, Inc.!!.........................................        325
  15,600    Planar Systems Inc.!!....................................        410
                                                                        --------
                                                                           2,012
                                                                        --------
            ENERGY -- MISCELLANEOUS -- 0.3%
  58,800    Avista Corporation.......................................        914
  40,900    Systems & Computer Technology Corporation!!..............        539
                                                                        --------
                                                                           1,453
                                                                        --------
            EXPLORATION AND PRODUCTION -- 2.4%
  23,100    Evergreen Resources, Inc.!!(a)...........................        963
  17,300    Key Production Company, Inc.!!...........................        328
  21,000    Nuevo Energy Company!!...................................        313
  26,800    Patina Oil and Gas Corporation...........................        845

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            EXPLORATION AND PRODUCTION -- (CONTINUED)
  28,900    Plains Resources Inc.!!..................................   $    719
  66,400    Pogo Producing Company(a)................................      2,105
  15,700    Prima Energy Corporation!!...............................        391
  31,100    Southwestern Energy Company!!............................        391
  32,500    Stone Energy Corporation!!...............................      1,259
  44,600    Unit Corporation!!.......................................        816
  78,100    Vintage Petroleum, Inc. .................................      1,148
 152,900    XTO Energy, Inc.(a)......................................      3,066
                                                                        --------
                                                                          12,344
                                                                        --------
            FINANCE -- MISCELLANEOUS -- 0.9%
  29,700    American Financial Holdings, Inc. .......................        790
  30,800    Anchor Bancorp Wisconsin Inc. ...........................        617
  27,500    Boston Private Financial Holdings, Inc. .................        736
  21,300    Dime Community Bancshares................................        656
  21,500    Sourcecorp, Inc.!!.......................................        634
  21,300    SWS Group, Inc.(a).......................................        431
  24,100    UCBH Holdings Inc. ......................................        867
                                                                        --------
                                                                           4,731
                                                                        --------
            FOOD AND DRUG STORES -- 1.7%
  61,300    Casey's General Stores, Inc..............................        828
  54,900    Fleming Companies, Inc.(a)...............................      1,230
  31,400    Fred's, Inc. ............................................      1,130
  14,500    Nash-Finch Company.......................................        395
  47,400    The Great Atlantic & Pacific Tea Company, Inc.!!.........      1,322
  23,200    United Natural Foods, Inc.!!.............................        578
  68,900    Whole Foods Market, Inc.!!(a)............................      3,147
                                                                        --------
                                                                           8,630
                                                                        --------
            FOOD PRODUCTS -- 1.5%
  22,000    American Italian Pasta Company!!(a)......................        999
  43,500    Corn Products International Inc. ........................      1,401
  41,900    Hain Celestial Group, Inc.!!.............................        932
  23,500    International Multifoods Corporation!!...................        558
  10,800    J & J Snack Foods Corporation!!..........................        404
  36,000    Lance, Inc. .............................................        515
  54,100    Performance Food Group Company!!(a)......................      1,767
  37,000    Ralcorp Holdings, Inc.!!.................................      1,006
                                                                        --------
                                                                           7,582
                                                                        --------
            HEALTH SERVICES -- 4.5%
  32,300    Accredo Health, Inc.!!...................................      1,850
  90,500    Advanced Tissue Sciences, Inc.!!(a)......................        285
 114,300    AdvancePCS!!.............................................      3,438
  81,100    Coventry Health Care, Inc.!!.............................      2,109
  11,300    Curative Health Services, Inc.!!(a)......................        121
  20,000    IMPATH Inc.!!(a).........................................        821
  38,000    Invacare Corporation.....................................      1,429
  60,000    Mid Atlantic Medical Services, Inc.!!(a).................      1,710
  42,200    NDCHealth Corporation....................................      1,536
  61,800    Orthodontic Centers of America, Inc.!!(a)................      1,706
  30,800    PAREXEL International Corporation!!......................        494
  30,200    Pediatrix Medical Group, Inc.!!..........................      1,231
  39,100    Province Healthcare Company!!............................      1,242
  21,400    RehabCare Group, Inc.!!..................................        610
  60,900    Renal Care Group, Inc.!!&&...............................      1,998
  27,300    Sunrise Assisted Living, Inc.!!(a).......................        744

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            HEALTH SERVICES -- (CONTINUED)
 117,300    US Oncology, Inc.!!......................................   $  1,033
  32,200    Viasys Healthcare Inc.!!.................................        724
                                                                        --------
                                                                          23,081
                                                                        --------
            HEAVY MACHINERY -- 2.9%
  23,800    Applied Industrial Technologies, Inc. ...................        458
  24,300    Astec Industries Inc.!!..................................        427
  41,900    Baldor Electric Company..................................        947
  26,700    Briggs & Stratton Corporation(a).........................      1,228
   9,800    CPI Corporation..........................................        161
  18,900    Flow International Corporation!!.........................        185
  19,300    Gardner Denver Machinery Inc.!!..........................        473
  38,500    Graco Inc. ..............................................      1,573
  38,000    IDEX Corporation(a)......................................      1,406
  52,100    JLG Industries, Inc. ....................................        771
  14,400    Lindsay Manufacturing Company............................        351
  30,000    Manitowoc Company, Inc. .................................      1,185
  41,400    Milacron Inc.(a).........................................        604
  51,800    Paxar Corporation!!......................................        873
  30,200    Regal Beloit Corporation.................................        772
  14,700    Robbins & Myers, Inc.(a).................................        402
  74,000    Timken Company...........................................      1,708
  15,200    Toro Company.............................................        906
  26,400    X-Rite, Inc. ............................................        211
                                                                        --------
                                                                          14,641
                                                                        --------
            HOUSEHOLD PRODUCTS -- 0.1%
   8,500    National Presto Industries, Inc. ........................        245
  20,200    Natures Sunshine Products Inc. ..........................        226
  41,300    SLI, Inc. ...............................................        105
                                                                        --------
                                                                             576
                                                                        --------
            HOUSING AND FURNISHING -- 2.8%
  28,700    Applica Inc.!!...........................................        247
  14,500    Bassett Furniture Industries, Inc. ......................        297
  59,600    Champion Enterprises Inc.!!..............................        477
  19,700    Coachmen Industries Inc. ................................        321
  47,900    Ethan Allen Interiors Inc.(a)............................      1,823
  62,900    Interface Inc., Class A..................................        399
  33,000    M.D.C. Holdings, Inc. ...................................      1,426
  35,400    Monaco Coach Corporation!!...............................        860
   9,300    NVR, Inc.!!(a)...........................................      2,934
  13,500    Salton, Inc.!!(a)........................................        268
  10,300    Skyline Corporation......................................        320
  36,400    Standard Pacific Corporation.............................      1,023
  16,400    The Ryland Group, Inc.(a)................................      1,479
  43,300    Toll Brothers, Inc.!!(a).................................      2,159
                                                                        --------
                                                                          14,033
                                                                        --------
            INSURANCE -- 2.4%
  25,200    Delphi Financial Group, Inc., Class A....................        988
  84,900    First American Financial Corporation.....................      1,806
  87,500    Fremont General Corporation..............................        534
  35,000    Hilb, Rogal and Hamilton Company.........................      1,092
  23,100    Landamerica Financial Group, Inc. .......................        800
  25,800    Philadelphia Consolidated Holding Corporation!!..........      1,027
  36,300    Presidential Life Corporation............................        826
  12,200    RLI Corporation..........................................        631
  30,600    Ryerson Tull Inc. .......................................        335

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
  11,600    SCPIE Holdings Inc. .....................................   $    197
  31,500    Selective Insurance Group, Inc. .........................        841
  34,400    Sierra Health Services, Inc.!!(a)........................        450
  21,900    Stewart Information Services Corporation!!...............        438
  45,600    Trenwick Group Ltd.......................................        409
  58,800    UICI.....................................................      1,114
  21,700    Zenith National Insurance................................        634
                                                                        --------
                                                                          12,122
                                                                        --------
            INTEGRATED OIL -- 1.6%
  39,400    Cabot Oil & Gas Corporation..............................        976
  63,500    Input/Output, Inc.!!.....................................        578
  54,400    Newfield Exploration Company!!...........................      2,011
  29,300    Oceaneering International Inc.!!.........................        850
  27,800    Remington Oil & Gas Corporation!!........................        560
  30,900    Seitel Inc.!!(a).........................................        283
  34,300    St. Mary Land & Exploration Company(a)...................        745
  30,600    Swift Energy Company!!...................................        603
  48,400    Tom Brown, Inc.!!........................................      1,321
                                                                        --------
                                                                           7,927
                                                                        --------
            INVESTMENT SERVICES -- 0.7%
  32,500    Jefferies Group, Inc. ...................................      1,567
  60,100    Raymond James Financial, Inc. ...........................      2,057
                                                                        --------
                                                                           3,624
                                                                        --------
            LODGING AND RECREATION -- 2.2%
  21,500    Action Performance Companies, Inc.!!.....................      1,059
  29,000    Arctic Cat Inc. .........................................        584
  35,700    Argosy Gaming Company!!..................................      1,310
  45,200    Aztar Corporation!!......................................        990
  36,000    Bally Total Fitness Holding!!(a).........................        790
  43,200    Fleetwood Enterprises Inc.(a)............................        467
  12,800    Huffy Corporation!!......................................         87
  23,700    JAKKS Pacific, Inc.!!....................................        539
  22,100    K2 Inc.!!................................................        144
  31,500    Pinnacle Entertainment, Inc.!!...........................        254
  28,400    Polaris Industries Inc.(a)...............................      1,809
  55,300    Prime Hospitality Corporation!!..........................        727
  17,500    Thor Industries Inc. ....................................        828
  25,600    Winnebago Industries.....................................      1,075
  39,800    WMS Industries, Inc. ....................................        756
                                                                        --------
                                                                          11,419
                                                                        --------
            MEDICAL DEVICES AND SUPPLIES -- 5.0%
  28,200    Arthrocare Corporation!!.................................        508
  18,000    Biosite Inc.!!...........................................        446
  35,400    Coherent, Inc.!!.........................................      1,200
  31,100    CONMED Corporation!!.....................................        778
  18,900    Cooper Companies, Inc.(a)................................        896
  23,400    Cryolife, Inc.!!.........................................        489
  18,200    Datascope Corporation....................................        534
  35,000    Diagnostic Products Corporation(a).......................      1,512
  32,800    Haemonetics Corporation!!................................      1,041
  23,500    Hologic, Inc.!!..........................................        363
  79,900    Hooper Holmes, Inc. .....................................        838
  41,600    IDEXX Laboratories, Inc.!!...............................      1,117
  24,800    INAMED Corporation!!.....................................        816
  29,000    Mentor Corporation.......................................      1,046
  17,400    Osteotech, Inc.!!........................................        116

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- (CONTINUED)
  41,900    Owens & Minor, Inc. .....................................   $    823
  15,000    PolyMedica Corporation!!(a)..............................        382
  56,200    Priority Healthcare Corporation, Class B!!...............      1,462
  39,800    ResMed Inc.!!(a).........................................      1,596
  37,800    Respironics, Inc.!!......................................      1,225
  30,200    Sola International Inc.!!................................        445
  12,100    SpaceLabs Medical Inc.!!.................................        170
  20,900    SurModics, Inc.!!........................................        911
  46,800    Sybron Dental Specialties, Inc.!!........................        941
  51,300    Techne Corporation!!.....................................      1,414
  36,700    Theragenics Corporation!!................................        363
  83,300    Varian Medical Systems, Inc.!!...........................      3,406
  16,000    Vital Signs Inc. ........................................        590
                                                                        --------
                                                                          25,428
                                                                        --------
            METALS AND MINING -- 2.0%
  17,500    A. M. Castle & Company...................................        190
  20,600    Brush Wellman Inc. ......................................        262
  25,300    Century Aluminum Company.................................        411
  12,500    Cleveland-Cliffs Inc. ...................................        275
  16,200    Commercial Metals Company................................        680
  20,400    Commonwealth Industries, Inc. ...........................        151
  92,400    Massey Energy Company....................................      1,561
  18,200    Material Sciences Corporation!!..........................        190
  41,400    Mueller Industries, Inc.!!...............................      1,449
  16,800    Quanex Corporation.......................................        596
  39,000    Reliance Steel & Aluminum Company........................      1,076
  25,600    RTI International Metals, Inc.!!.........................        296
  56,700    Steel Dynamics, Inc.!!...................................        930
  11,800    Steel Technologies Inc. .................................        101
  47,900    Stillwater Mining Company!!..............................        903
  25,900    Texas Industries, Inc. ..................................      1,067
  15,000    Wolverine Tube Inc.!!....................................        131
                                                                        --------
                                                                          10,269
                                                                        --------
            NATURAL GAS DISTRIBUTION -- 2.1%
  50,800    Atmos Energy Corporation(a)..............................      1,199
  13,700    Cascade Natural Gas Corporation..........................        291
  38,600    Energen Corporation&&....................................      1,021
  33,200    New Jersey Resources Corporation.........................      1,004
  31,100    Northwest Natural Gas Company............................        871
  18,900    NUI Holding Company......................................        470
  40,300    Piedmont Natural Gas Company, Inc. ......................      1,435
  64,500    Southern Union Company!!.................................      1,182
  40,100    Southwest Gas Corporation................................      1,003
  23,400    The Laclede Group Inc.(a)................................        545
  33,900    UGI Corporation..........................................      1,062
  30,300    Valmont Industries Inc. .................................        542
                                                                        --------
                                                                          10,625
                                                                        --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.6%
  28,000    Aware Inc.!!.............................................        178
  24,900    Black Box Corporation!!..................................      1,205
  15,400    Brooktrout Inc.!!........................................         95
  43,700    C-COR.Net Corporation!!..................................        786
  54,600    Cable Design Technologies Corporation!!..................        729
  39,200    Captaris Inc.!!..........................................        136
  20,700    Concord Communications, Inc.!!...........................        438

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- (CONTINUED)
 101,800    DMC Stratex Networks, Inc.!!.............................   $    554
  72,900    Harmonic Inc.!!..........................................        845
  41,800    InterVoice-Brite, Inc.!!.................................        268
  34,000    NYFIX, Inc.!!(a).........................................        509
  32,300    Rainbow Technologies, Inc.!!.............................        325
  18,000    SBS Technologies, Inc.!!.................................        230
  83,200    Stratos Lightwave, Inc.!!................................        368
  26,400    Three-Five Systems, Inc.!!...............................        391
  16,600    Tollgrade Communications, Inc.!!.........................        407
  32,100    ViaSat, Inc.!!...........................................        450
  39,400    Visual Networks, Inc.!!(a)...............................        116
                                                                        --------
                                                                           8,030
                                                                        --------
            OIL REFINING AND MARKETING -- 0.3%
  18,400    CARBO Ceramics Inc. .....................................        754
  19,500    WD-40 Company............................................        587
                                                                        --------
                                                                           1,341
                                                                        --------
            OILFIELD SERVICES -- 1.1%
  17,100    Atwood Oceanics, Inc.!!..................................        785
  40,300    Cal Dive International Inc.!!............................      1,003
  21,400    Dril-Quip, Inc.!!........................................        549
  31,100    Lone Star Technologies, Inc.!!...........................        709
  27,600    Offshore Logistics, Inc.!!...............................        595
  24,800    SEACOR SMIT Inc.!!.......................................      1,215
  38,300    Veritas DGC Inc.!!(a)....................................        648
                                                                        --------
                                                                           5,504
                                                                        --------
            PACKAGING AND CONTAINERS -- 0.6%
  44,400    AptarGroup, Inc. ........................................      1,556
  19,000    Libbey Inc. .............................................        732
  17,400    Mobile Mini Inc.!!.......................................        560
                                                                        --------
                                                                           2,848
                                                                        --------
            PAPER AND FOREST PRODUCTS -- 0.9%
  43,000    Buckeye Technologies Inc.!!..............................        443
  34,400    Caraustar Industries, Inc. ..............................        359
  18,700    Chesapeake Corporation...................................        508
  14,800    Deltic Lumber Corporation................................        448
  19,300    Pope & Talbot Inc. ......................................        283
  18,300    Schweitzer-Mauduit International, Inc. ..................        455
  41,900    United Stationers Inc.!!.................................      1,596
  24,500    Universal Forest Products, Inc. .........................        585
                                                                        --------
                                                                           4,677
                                                                        --------
            PHARMACEUTICALS -- 3.0%
  52,900    Alpharma Inc., Class A(a)................................        756
  25,100    ArQule Inc.!!............................................        317
  72,100    Bio-Technology General Corporation!!.....................        354
  62,600    Cephalon, Inc.!!(a)......................................      3,943
  46,000    Cygnus, Inc.!!...........................................        180
  35,200    Enzo Biochem, Inc.!!(a)..................................        713
  37,800    Medicis Pharmaceutical Corporation, Class A!!............      2,098
  29,800    GI Pharma, Inc.!!........................................        410
  81,400    NBTY, Inc.!!.............................................      1,389
  27,800    Noven Pharmaceuticals, Inc.!!............................        577
  64,300    Pharmaceutical Product Development, Inc.!!...............      2,241

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            PHARMACEUTICALS -- (CONTINUED)
  54,100    Regeneron Pharmaceuticals, Inc.!!(a).....................   $  1,352
  30,600    Syncor International Corporation!!(a)....................        834
                                                                        --------
                                                                          15,164
                                                                        --------
            PUBLISHING AND ADVERTISING  -- 0.9%
  23,800    Advanced Marketing Services Inc. ........................        571
  40,900    Bowne & Company Inc. ....................................        575
  16,300    Consolidated Graphics Inc.!!.............................        324
  26,900    Information Holdings Inc.!!..............................        775
  36,000    John H. Harland Company..................................      1,048
  39,500    Penton Media, Inc.(a)....................................        298
  34,100    The Standard Register Company............................        959
  17,800    Thomas Nelson, Inc.......................................        216
                                                                        --------
                                                                           4,766
                                                                        --------
            RAILROADS, TRUCKING AND SHIPPING -- 1.9%
  30,200    Arkansas Best Corporation!!..............................        839
  62,001    Heartland Express, Inc.!!................................      1,238
  72,900    Kansas City Southern Industries, Inc.!!..................      1,162
  29,700    Kirby Corporation!!......................................        888
   9,900    Landstar System, Inc.!!..................................        919
  24,000    Roadway Express, Inc. ...................................        888
  32,700    U.S. Freightways Corporation.............................      1,159
  28,400    Wabash National Corporation..............................        281
  78,410    Werner Enterprises, Inc. ................................      1,642
  30,600    Yellow Corporation!!.....................................        808
                                                                        --------
                                                                           9,824
                                                                        --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.6%
  25,800    Colonial Properties Trust................................        889
  33,900    Kilroy Realty Corporation................................        956
  40,200    Shurgard Storage Centers, Inc. ..........................      1,363
                                                                        --------
                                                                           3,208
                                                                        --------
            RESTAURANTS -- 3.5%
  45,800    Applebees International Inc. ............................      1,663
  34,400    CEC Entertainment Inc.!!(a)..............................      1,589
  25,500    IHOP Corporation!!.......................................        860
  48,700    Jack in the Box Inc.!!...................................      1,444
  27,400    Landry's Seafood Restaurants Inc. .......................        629
  29,800    Lone Star Steakhouse & Saloon, Inc. .....................        623
  27,800    Luby's Inc.!!............................................        189
  36,200    Marcus Corporation.......................................        584
  23,100    O'Charley's Inc.!!.......................................        498
  14,900    P.F. Changs China Bistro Inc.!!(a).......................        993
  17,500    Panera Bread Company, Class A!!..........................      1,115
  26,500    RARE Hospitality International, Inc.!!...................        674
  79,700    Ruby Tuesday, Inc. ......................................      1,852
  37,700    Ryan's Family Steak Houses Inc.!!........................        905
  49,400    Sonic Corporation!!......................................      1,270
  59,900    The Cheesecake Factory, Inc.!!(a)........................      2,209
  34,400    The Steak n Shake Company!!..............................        483
                                                                        --------
                                                                          17,580
                                                                        --------
            SEMICONDUCTORS -- 5.8%
  29,700    Actel Corporation!!......................................        615
  50,500    Alliance Semiconductor Corporation!!.....................        582
  54,700    Alpha Industries, Inc.!!(a)..............................        834
  37,500    ATMI, Inc.!!(a)..........................................      1,179
 120,500    Axcelis Technologies, Inc.!!&&...........................      1,723

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            SEMICONDUCTORS -- (CONTINUED)
  27,700    AXT, Inc.!!..............................................   $    296
  24,700    Brooks Automation, Inc.!!(a).............................      1,122
  32,300    C&D Technologies, Inc. ..................................        679
  54,200    Cognex Corporation!!.....................................      1,575
  40,900    Cymer, Inc.!!(a).........................................      2,032
  22,000    Dupont Photomasks, Inc.!!................................      1,144
  28,600    Elantec Semiconductor, Inc.!!............................      1,223
  33,800    Electro Scientific Industries, Inc.!!(a).................      1,239
  26,100    Electroglas, Inc.!!......................................        441
  54,600    ESS Technology, Inc.!!(a)................................      1,132
  48,300    Exar Corporation!!.......................................        992
  80,900    Kopin Corporation!!......................................        737
  60,800    Kulicke & Soffa Industries Inc.!!(a).....................      1,265
  35,300    Microsemi Corporation!!(a)...............................        576
  24,100    Park Electrochemical Corporation.........................        699
  31,200    Pericom Semiconductor Corporation!!......................        441
  20,900    Photon Dynamics, Inc.!!..................................      1,064
  37,500    Photronics, Inc.!!.......................................      1,265
  34,500    Power Integrations, Inc.!!...............................        657
  20,000    Rudolph Technologies, Inc.!!.............................        863
  15,400    Supertex, Inc.!!.........................................        327
  41,700    Technitrol, Inc. ........................................        994
  35,700    Therma-Wave Inc.!!.......................................        516
  27,800    Ultratech Stepper, Inc.!!................................        578
  40,600    Varian Semiconductor Equipment Associates, Inc.!!........      1,828
  35,600    Veeco Instruments Inc.!!(a)..............................      1,246
     216    Zilog, Inc.!!(b).........................................          0++
                                                                        --------
                                                                          29,864
                                                                        --------
            SOFTWARE -- 3.8%
  51,500    American Management Systems!!............................        962
  17,800    Ansys, Inc.!!............................................        482
  39,300    Aspen Technology, Inc.!!(a)..............................        900
  32,300    Avid Technology, Inc.!!..................................        449
  26,900    BARRA, Inc.!!............................................      1,629
  20,900    Bell Microproducts Inc.!!................................        217
  27,000    Carreker Corporation!!(a)................................        235
  43,200    Cerner Corporation!!(a)..................................      2,062
  74,900    Ciber Inc.!!.............................................        685
  48,900    Dendrite International, Inc.!!...........................        523
  28,500    ePresence, Inc.!!........................................        121
  43,500    FileNET Corporation!!....................................        743
  43,600    HNC Software Inc.!!......................................        732
  40,600    Hyperion Solutions Corporation!!.........................      1,097
  24,500    Kronos Inc.!!............................................      1,151
  18,400    MapInfo Corporation!!....................................        184
  52,700    Midway Games Inc.!!(a)...................................        709
  28,100    MRO Software, Inc.!!.....................................        350
  41,900    Netegrity, Inc.!!(a).....................................        620
  24,100    PC-Tel, Inc.!!...........................................        208
  31,100    Phoenix Technologies Ltd.!!..............................        425
  44,300    Progress Software Corporation!!..........................        804
  23,800    Roxio, Inc.!!............................................        540
  20,700    SPSS, Inc.!!.............................................        363
  45,500    Take-Two Interactive Software, Inc.!!(a).................        915
  30,500    THQ Inc.!!(a)............................................      1,498
  43,200    Verity, Inc.!!...........................................        764
                                                                        --------
                                                                          19,368
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            SPECIALTY STORES -- 6.1%
  36,100    AnnTaylor Stores Corporation!!(a)........................   $  1,560
  54,900    Burlington Coat Factory Warehouse Corporation............      1,057
  30,800    Cato Corporation.........................................        686
  50,300    Chico's FAS, Inc.!!(a)...................................      1,695
  26,600    Cost Plus, Inc.!!(a).....................................        728
  15,900    Department 56, Inc.!!....................................        223
  22,500    Dress Barn, Inc.!!.......................................        666
  17,000    Enesco Group, Inc.!!.....................................        117
  24,600    Footstar, Inc.!!.........................................        750
  37,300    Fossil, Inc.!!...........................................        992
  40,200    Goody's Family Clothing Inc.!!...........................        316
  35,300    Gymboree Corporation!!...................................        521
  38,600    Hot Topic, Inc.!!(a).....................................        807
  51,500    Insight Enterprises, Inc.!!..............................      1,166
  23,100    Jo-Ann Stores Inc.!!.....................................        373
  50,300    Linens 'N Things, Inc.!!(a)..............................      1,536
  81,200    Michaels Stores, Inc.!!..................................      3,068
  65,000    O'Reilly Automotive Inc.!!...............................      2,052
  40,500    Pacific Sunwear of California, Inc.!!....................        996
  63,600    PEP Boys - Manny, Moe & Jack.............................      1,058
 115,600    Pier 1 Imports, Inc. ....................................      2,379
  52,300    Regis Corporation........................................      1,469
  22,200    School Specialty, Inc.!!.................................        593
  30,800    SCP Pool Corporation!!...................................        967
  51,000    Stein Mart Inc.!!........................................        511
  52,400    The Men's Wearhouse, Inc.!!..............................      1,224
  38,800    Too Inc.!!...............................................      1,144
  24,700    Wet Seal, Inc., Class A!!................................        862
  43,100    Zale Corporation!!.......................................      1,750
                                                                        --------
                                                                          31,266
                                                                        --------
            TELECOMMUNICATIONS SERVICES -- 0.7%
  37,600    Allen Telecom Inc.!!(a)..................................        251
  64,100    Aspect Communications Corporation!!......................        251
  21,200    Boston Communications Group, Inc.!!......................        183
  16,100    Catapult Communications Corporation!!....................        406
  15,300    Davox Corporation!!......................................        122
  27,000    Digi International Inc.!!................................        147
  67,600    General Communication, Inc., Class A!!...................        588
  29,800    Inter-Tel Inc. ..........................................        550
  30,100    Metro One Telecommunications, Inc.!!.....................        764
  27,400    Network Equipment Technologies Inc.!!....................        141
  27,600    SymmetriCom Inc.!!(a)....................................        171
                                                                        --------
                                                                           3,574
                                                                        --------
            TOBACCO -- 0.1%
  55,200    DiMon Inc. ..............................................        381
                                                                        --------
            UTILITIES -- MISCELLANEOUS -- 0.5%
  12,500    American States Water Company............................        441
  84,400    Philadelphia Suburban Corporation........................      1,983
                                                                        --------
                                                                           2,424
                                                                        --------
            TOTAL COMMON STOCKS
              (Cost $430,571)........................................    498,836
                                                                        --------
 SHARES                                                                  VALUE
 (000)                                                                   (000)
--------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 19.2%
              (Cost $97,364)
  97,364    Nations Cash Reserves, Capital Class Shares#.............   $ 97,364
            TOTAL INVESTMENTS
              (Cost $527,935*)................................  117.4%   596,200
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................  (17.4)%
            Cash.....................................................   $     23
            Receivable for investment securities sold................        160
            Receivable for Fund shares sold..........................      3,964
            Dividends receivable.....................................        274
            Interest receivable......................................         12
            Receivable for variation margin..........................         10
            Collateral on securities loaned..........................    (78,818)
            Payable for Fund shares redeemed.........................       (673)
            Investment advisory fee payable..........................        (19)
            Administration fee payable...............................        (92)
            Shareholder servicing and distribution fees payable......         (2)
            Payable for investment securities purchased..............    (13,005)
            Accrued Trustees' fees and expenses......................        (63)
            Accrued expenses and other liabilities...................       (163)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (88,392)
                                                                        --------
            NET ASSETS........................................  100.0%  $507,808
                                                                        ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income......................   $    160
            Accumulated net realized loss on investments sold and
              futures contracts......................................     (4,036)
            Net unrealized appreciation of investments and futures
              contracts..............................................     68,323
            Paid-in capital..........................................    443,361
                                                                        --------
            NET ASSETS...............................................   $507,808
                                                                        ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($499,084,122 / 31,938,749 shares outstanding).........     $15.63
                                                                        ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($8,723,691 / 559,335 shares outstanding)..............     $15.60
                                                                        ========

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 &&
  All or a portion of security segregated as collateral for futures contracts.

++Amount represents less than $500.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 10). The portion that represents cash collateral is $78,818.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $64,476 and $75,771, respectively.

(b)
  Fair valued security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

  STATEMENTS OF OPERATIONS

For the year ended March 31, 2002

                                                          LARGECAP           MANAGED             MIDCAP            SMALLCAP
                                                           INDEX              INDEX              INDEX              INDEX
                                                       -----------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of
  $115, $16, $0 and $1, respectively)..............    $       25,225     $        4,234     $        4,636     $        2,610
Dividend income from affiliated funds..............               922                135                375                249
Interest...........................................                --                 --                 24                 15
Securities lending.................................               367                 27                224                169
                                                       --------------     --------------     --------------     --------------
    Total investment income........................            26,514              4,396              5,259              3,043
                                                       --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee............................             7,557              1,310              1,831              1,422
Administration fee.................................             4,345                754              1,052                817
Transfer agent fees................................               596                106                130                104
Custodian fees.....................................               155                 46                 32                125
Legal and audit fees...............................               105                110                 97                115
Registration and filing fees.......................                27                 31                 52                 37
Trustees fees and expenses.........................                29                 29                 29                 29
Amortization of organization costs.................                --                  1                 --                  1
Interest expense...................................                 1                  3                 --                 --*
Printing expense...................................                32                 53                 53                 57
Other..............................................                27                  5                 10                 13
                                                       --------------     --------------     --------------     --------------
    Subtotal.......................................            12,874              2,448              3,286              2,720
Shareholder servicing and distribution fees:
  Primary B Shares.................................                --                 --*                --                 --
  Investor A Shares................................                80                 73                  1                 19
                                                       --------------     --------------     --------------     --------------
    Total expenses.................................            12,954              2,521              3,287              2,739
Fees waived by investment advisor and/or
  distributor......................................            (6,260)              (806)            (1,683)            (1,297)
Fees reduced by credits allowed by the custodian...                --*                (1)                (1)                (1)
                                                       --------------     --------------     --------------     --------------
    Net expenses...................................             6,694              1,714              1,603              1,441
                                                       --------------     --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS).......................            19,820              2,682              3,656              1,602
                                                       --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions**..........................           (21,272)            53,438             14,703              3,323
  Written options..................................                --              5,879                 --                 --
  Futures contracts................................             2,805             (4,641)              (444)               135
  Swap contracts...................................                --                (76)                --                 --
  Foreign currency transactions and net other
    assets.........................................                --                (37)                --                 --
                                                       --------------     --------------     --------------     --------------
Net realized gain/(loss) on investments............           (18,467)            54,563             14,259              3,458
                                                       --------------     --------------     --------------     --------------
Change in unrealized appreciation/(depreciation)
  of:
  Securities.......................................            (7,566)           (51,262)            65,424             67,432
  Written options..................................                --                626                 --                 --
  Futures contracts................................               170                 89                228                 28
  Investments sold short...........................                --                473                 --                 --
  Swap contracts...................................                --              1,256                 --                 --
  Foreign currency transactions and net other
    assets.........................................                --                (90)                --                 --
                                                       --------------     --------------     --------------     --------------
Net change in unrealized
  appreciation/(depreciation) of investments.......            (7,396)           (48,908)            65,652             67,460
                                                       --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments......................................           (25,863)             5,655             79,911             70,918
                                                       --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................    $       (6,043)    $        8,337     $       83,567     $       72,520
                                                       ==============     ==============     ==============     ==============

---------------
 * Amount represents less than $500.

** See Note 12 -- Bank Plan Redemption-In-Kind.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                         LARGECAP INDEX
                                                                --------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   3/31/02           3/31/01
                                                                --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $       19,820    $       22,471
Net realized gain/(loss) on investments.....................           (18,467)          (59,688)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            (7,396)         (548,772)
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            (6,043)         (585,989)
Distributions to shareholders from net investment income:
  Primary A Shares..........................................           (19,082)          (22,206)
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................              (262)             (202)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                --               (68)
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................                --                (1)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................          (707,032)         (197,856)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................          (732,419)         (806,322)
                                                                --------------    --------------
NET ASSETS:
Beginning of year...........................................         2,049,107         2,855,429
                                                                --------------    --------------
End of year.................................................    $    1,316,688    $    2,049,107
                                                                ==============    ==============
Undistributed net investment income at end of year..........    $          605    $          129
                                                                ==============    ==============

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

           MANAGED INDEX                       MIDCAP INDEX                     SMALLCAP INDEX
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/02          3/31/01          3/31/02          3/31/01          3/31/02          3/31/01
-------------------------------------------------------------------------------------------------------

    $        2,682   $        3,287   $        3,656   $        3,214   $        1,602   $        1,234
            54,563           59,363           14,259           45,275            3,458           23,443
           (48,908)        (173,582)          65,652           (9,293)          67,460          (31,496)
    --------------   --------------   --------------   --------------   --------------   --------------
             8,337         (110,932)          83,567           39,196           72,520           (6,819)

            (2,555)          (2,955)          (3,600)          (3,184)          (1,774)            (889)
                --*              --*              --               --               --               --
              (182)            (167)              (3)              (1)             (20)             (12)

           (29,418)         (66,923)         (22,708)         (32,829)          (6,720)              --
                --*              (1)              --               --               --               --
            (2,744)          (6,128)             (19)              (1)            (175)              --
          (136,090)         (79,448)         280,373          339,537          180,995           66,499
    --------------   --------------   --------------   --------------   --------------   --------------
          (162,652)        (266,554)         337,610          342,718          244,826           58,779
    --------------   --------------   --------------   --------------   --------------   --------------

           378,202          644,756          342,718               --          262,982          204,203
    --------------   --------------   --------------   --------------   --------------   --------------
    $      215,550   $      378,202   $      680,328   $      342,718   $      507,808   $      262,982
    ==============   ==============   ==============   ==============   ==============   ==============
    $          224   $          165   $           81   $           28   $          160   $          357
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                               LARGECAP INDEX
                                                                   YEAR ENDED                 YEAR ENDED
                                                                 MARCH 31, 2002             MARCH 31, 2001
                                                              --------------------      ----------------------
                                                              SHARES      DOLLARS       SHARES       DOLLARS
                                                              ------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   10,289    $ 230,175       26,263    $   724,134
  Issued in exchange for assets of Boatmen's Trust Company
    Equity Index Fund (Note 12).............................       --           --        3,147         86,357
  Issued as reinvestment of dividends.......................      690       14,886          595         14,995
  Redeemed..................................................  (43,330)    (958,520)     (37,361)    (1,029,638)
                                                              -------    ---------      -------    -----------
  Total net increase/(decrease).............................  (32,351)   $(713,459)      (7,356)   $  (204,152)
                                                              =======    =========      =======    ===========
INVESTOR A SHARES:
  Sold......................................................    1,053    $  23,399          630    $    16,616
  Issued as reinvestment of dividends.......................       10          218            7            171
  Redeemed..................................................     (783)     (17,190)        (410)       (10,491)
                                                              -------    ---------      -------    -----------
  Net increase/(decrease)...................................      280    $   6,427          227    $     6,296
                                                              =======    =========      =======    ===========
  Total net increase/(decrease).............................  (32,071)   $(707,032)      (7,129)   $  (197,856)
                                                              =======    =========      =======    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

                                                                              MANAGED INDEX
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2002           MARCH 31, 2001
                                                              --------------------      -------------------
                                                              SHARES      DOLLARS       SHARES     DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    4,715    $  65,240         726    $  13,552
  Issued in exchange for Primary A Shares of Nations Managed
    Value Index Fund (Note 12)..............................       --           --          85        1,648
  Issued as reinvestment of dividends.......................    1,267       19,401       2,159       39,299
  Redeemed..................................................  (15,604)    (216,096)     (6,688)    (130,821)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................   (9,622)   $(131,455)     (3,718)   $ (76,322)
                                                              =======    =========      ======    =========
PRIMARY B SHARES:
  Sold......................................................       --*   $       2          --*   $       1
  Issued as reinvestment of dividends.......................       --*          --*         --*           1
  Redeemed..................................................       --*          (7)         --*          --*
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................       --*   $      (5)         --*   $       2
                                                              =======    =========      ======    =========
INVESTOR A SHARES:
  Sold......................................................      277    $   3,930         425    $   8,026
  Issued in exchange for Investor A Shares of Nations
    Managed Value Index Fund (Note 12)......................       --           --          74        1,431
  Issued as reinvestment of dividends.......................      162        2,499         302        5,489
  Redeemed..................................................     (798)     (11,059)       (959)     (18,074)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................     (359)   $  (4,630)       (158)   $  (3,128)
                                                              =======    =========      ======    =========
  Total net increase/(decrease).............................   (9,981)   $(136,090)     (3,876)   $ (79,448)
                                                              =======    =========      ======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                               MIDCAP INDEX
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2002            MARCH 31, 2001
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   49,996    $ 432,941       63,692    $ 568,046
  Issued as reinvestment of dividends.......................    2,609       24,315        3,767       34,720
  Redeemed..................................................  (20,467)    (177,712)     (26,650)    (263,466)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   32,138    $ 279,544       40,809    $ 339,300
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      142    $   1,223           66    $     606
  Issued as reinvestment of dividends.......................        2           22           --*           1
  Redeemed..................................................      (50)        (416)         (40)        (370)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       94    $     829           26    $     237
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   32,232    $ 280,373       40,835    $ 339,537
                                                              =======    =========      =======    =========

---------------

 *Amount represents less than 500 shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

                                                                             SMALLCAP INDEX
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2002           MARCH 31, 2001
                                                              --------------------      ------------------
                                                              SHARES      DOLLARS       SHARES    DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   23,732    $ 337,382       9,786    $134,803
  Issued in exchange for Primary A Shares of Nations Managed
    SmallCap Value Index Fund (Note 12).....................       --           --         116       1,469
  Issued as reinvestment of dividends.......................      241        3,530          26         361
  Redeemed..................................................  (11,407)    (160,878)     (5,085)    (69,176)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................   12,566    $ 180,034       4,843    $ 67,457
                                                              =======    =========      ======    ========
INVESTOR A SHARES:
  Sold......................................................    1,059    $  15,171         218    $  3,104
  Issued in exchange for Investor A Shares of Nations
    Managed SmallCap Value Index Fund (Note 12).............       --           --          94       1,191
  Issued as reinvestment of dividends.......................       11          162           1          10
  Redeemed..................................................   (1,004)     (14,372)       (383)     (5,263)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................       66    $     961         (70)   $   (958)
                                                              =======    =========      ======    ========
  Total net increase/(decrease).............................   12,632    $ 180,995       4,773    $ 66,499
                                                              =======    =========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year.

                                            NET ASSET                        NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE            NET          AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING      INVESTMENT       GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD     INCOME (LOSS)      INVESTMENTS     FROM OPERATIONS     INCOME
                                            -----------------------------------------------------------------------------
LARGECAP INDEX
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $22.35           $0.24             $(0.27)          $(0.03)         $(0.23)
Year ended 3/31/2001#.....................    28.90            0.24              (6.55)           (6.31)          (0.24)
Year ended 3/31/2000#.....................    25.06            0.26               4.09             4.35           (0.25)
Year ended 3/31/1999......................    22.41            0.26               3.63             3.89           (0.25)
Year ended 3/31/1998#.....................    15.89              46               7.11             7.38           (0.27)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $22.24           $0.18             $(0.26)          $(0.08)         $(0.18)
Year ended 3/31/2001#.....................    28.76            0.17              (6.52)           (6.35)          (0.17)
Year ended 3/31/2000#.....................    24.94            0.19               4.08             4.27           (0.19)
Year ended 3/31/1999......................    22.31            0.19               3.63             3.82           (0.20)
Year ended 3/31/1998#.....................    15.87            0.21               7.05             7.26           (0.23)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
LARGECAP INDEX
PRIMARY A SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001#.....................      (0.00)##
Year ended 3/31/2000#.....................      (0.26)
Year ended 3/31/1999......................      (0.99)
Year ended 3/31/1998#.....................      (0.59)
INVESTOR A SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001#.....................      (0.00)##
Year ended 3/31/2000#.....................      (0.26)
Year ended 3/31/1999......................      (0.99)
Year ended 3/31/1998#.....................      (0.59)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

                                                                                                           WITHOUT WAIVERS
                                                                   RATIO OF                                AND/OR EXPENSE
                                                                  OPERATING                                REIMBURSEMENTS
                                                                   EXPENSES                                ---------------
                                                     RATIO OF     INCLUDING    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING     INTEREST     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES      EXPENSE     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS    NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------

   $(0.23)       $22.09       (0.09)%  $1,283,450      0.35%(a)(b)     0.00%       1.05%           7%           0.68%(a)
    (0.24)        22.35      (21.94)    2,021,690   0.35(a)(b)          --         0.88            8            0.68(a)
    (0.51)        28.90       17.58     2,826,486   0.35(a)(b)          --         0.96            7            0.71(a)
    (1.24)        25.06       18.26       933,313   0.35(a)             --         1.17            4            0.71(a)
    (0.86)        22.41       47.38       656,523   0.35(a)           0.36(a)      1.39           26            0.66(a)

   $(0.18)       $21.98       (0.30)%  $   33,238      0.60%(a)(b)     0.00%       0.80%           7%           0.93%(a)
    (0.17)        22.24      (22.18)       27,417   0.60(a)(b)          --         0.63            8            0.93(a)
    (0.45)        28.76       17.32        28,943   0.60(a)(b)          --         0.71            7            0.96(a)
    (1.19)        24.94       18.00        13,827   0.60(a)             --         0.92            4            0.96(a)
    (0.82)        22.31       46.58         4,595   0.60(a)           0.61(a)      1.14           26            0.91(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
MANAGED INDEX
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $14.90         $0.12           $ 0.39           $ 0.51          $(0.12)
Year ended 3/31/2001#.....................    22.04          0.13            (4.46)           (4.33)          (0.12)
Year ended 3/31/2000#.....................    19.39          0.16             2.78             2.94           (0.16)
Year ended 3/31/1999#.....................    17.14          0.18             2.40             2.58           (0.18)
Year ended 3/31/1998......................    11.89          0.15             5.42             5.57           (0.17)
PRIMARY B SHARES
Year ended 3/31/2002#.....................   $14.99         $0.05           $ 0.38           $ 0.43          $(0.05)
Year ended 3/31/2001#.....................    22.16          0.04            (4.49)           (4.45)          (0.03)
Year ended 3/31/2000#.....................    19.38          0.06             2.78             2.84           (0.06)
Year ended 3/31/1999#.....................    17.11          0.09             2.41             2.50           (0.08)
Period ended 3/31/1998*...................    14.52          0.14             2.73             2.87           (0.13)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $14.89         $0.08           $ 0.40           $ 0.48          $(0.09)
Year ended 3/31/2001#.....................    22.04          0.08            (4.47)           (4.39)          (0.07)
Year ended 3/31/2000#.....................    19.39          0.11             2.78             2.89           (0.11)
Year ended 3/31/1999#.....................    17.14          0.14             2.39             2.53           (0.13)
Year ended 3/31/1998......................    11.89          0.14             5.40             5.54           (0.14)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
MANAGED INDEX
PRIMARY A SHARES
Year ended 3/31/2002#.....................     $(1.29)
Year ended 3/31/2001#.....................      (2.69)
Year ended 3/31/2000#.....................      (0.13)
Year ended 3/31/1999#.....................      (0.15)
Year ended 3/31/1998......................      (0.15)
PRIMARY B SHARES
Year ended 3/31/2002#.....................     $(1.29)
Year ended 3/31/2001#.....................      (2.69)
Year ended 3/31/2000#.....................         --
Year ended 3/31/1999#.....................      (0.15)
Period ended 3/31/1998*...................      (0.15)
INVESTOR A SHARES
Year ended 3/31/2002#.....................     $(1.29)
Year ended 3/31/2001#.....................      (2.69)
Year ended 3/31/2000#.....................      (0.13)
Year ended 3/31/1999#.....................      (0.15)
Year ended 3/31/1998......................      (0.15)

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * Managed Index Primary B Shares commenced operations on September 4, 1997.

 **Amount represents less than $500.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS

                                                                                                  WITHOUT WAIVERS
                                                                                                  AND/OR EXPENSE
                                                                                                  REIMBURSEMENTS
                                                                                                  ---------------
                                                      RATIO OF         RATIO OF                      RATIO OF
    TOTAL       NET ASSET               NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                   END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND          END OF      TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS     PERIOD     RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------

   $(1.41)        $14.00        2.80%    $190,130       0.50%(a)(b)       0.83%          345%          0.75%(a)
    (2.81)         14.90      (21.49)     345,795       0.50(a)(b)       0.67             97           0.70(a)
    (0.29)         22.04       15.33      593,317       0.50(a)(b)       0.80             64           0.72(a)
    (0.33)         19.39       15.25      665,631       0.50(a)          1.03             35           0.73(a)
    (0.32)         17.14       47.54      374,504       0.50(a)(b)       1.26             30           0.80(a)

   $(1.34)        $14.08        2.17%    $     --**     1.00%(a)(b)       0.33%          345%          1.35%(a)
    (2.72)         14.99      (21.90)           5       1.00(a)(b)       0.17             97           1.30(a)
    (0.06)         22.16       14.70            6       1.00(a)(b)       0.30             64           1.32(a)
    (0.23)         19.38       14.78            4       1.00(a)          0.53             35           1.33(a)
    (0.28)         17.11       18.24            3       1.00+(a)(b)       0.76+           30           1.30+(a)

   $(1.38)        $13.99        2.55%    $ 25,420       0.75%(a)(b)       0.58%          345%          1.00%(a)
    (2.76)         14.89      (21.75)      32,402       0.75(a)(b)       0.42             97           0.95(a)
    (0.24)         22.04       15.04       51,433       0.75(a)(b)       0.55             64           0.97(a)
    (0.28)         19.39       14.97       51,439       0.75(a)          0.78             35           0.98(a)
    (0.29)         17.14       47.21       25,447       0.75(a)(b)       1.01             30           1.05(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
MIDCAP INDEX
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $ 8.39         $0.07           $ 1.46           $ 1.53          $(0.06)
Period ended 3/31/2001*...................    10.00          0.08            (0.72)           (0.64)          (0.08)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $ 8.41         $0.05           $ 1.46           $ 1.51          $(0.04)
Period ended 3/31/2001*...................     9.55          0.05            (0.24)           (0.19)          (0.06)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
MIDCAP INDEX
PRIMARY A SHARES
Year ended 3/31/2002#.....................     $(0.55)
Period ended 3/31/2001*...................      (0.89)
INVESTOR A SHARES
Year ended 3/31/2002#.....................     $(0.55)
Period ended 3/31/2001*...................      (0.89)

---------------

 + Annualized.

 ++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * MidCap Index Primary A and Investor A Shares were first offered on March 31, 2000 and May 31, 2000, respectively.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

                                                                                                                   WITHOUT WAIVERS
                                                                        RATIO OF NET                               AND/OR EXPENSE
                                                                         OPERATING                                 REIMBURSEMENTS
                                                                          EXPENSES                                 ---------------
                                                            RATIO OF     INCLUDING     RATIO OF NET                   RATIO OF
    TOTAL         NET ASSET                 NET ASSETS     OPERATING      INTEREST      INVESTMENT                    OPERATING
  DIVIDENDS         VALUE                     END OF        EXPENSES      EXPENSE      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL        PERIOD       TO AVERAGE    TO AVERAGE     TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++       (000)       NET ASSETS    NET ASSETS     NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

   $(0.61)          $9.31       18.29%       $679,205         0.35%(a)      0.00%          0.82%          16%           0.72%(a)
    (0.97)           8.39        (7.27)       342,503         0.35(a)       0.36(a)        0.82           69            0.75(a)

   $(0.59)          $9.33       17.99%       $  1,123         0.60%(a)      0.00%          0.57%          16%           0.97%(a)
    (0.95)           8.41        (2.84)           215         0.60+(a)      0.60+(a)       0.57+          69            1.00+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
SMALLCAP INDEX
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $13.24         $0.06           $ 2.73           $ 2.79          $(0.07)
Year ended 3/31/2001#.....................    13.53          0.08            (0.31)           (0.23)          (0.06)
Year ended 3/31/2000#.....................    11.04          0.04             2.49             2.53           (0.04)
Year ended 3/31/1999#.....................    14.10          0.06            (2.92)           (2.86)          (0.06)
Year ended 3/31/1998......................     9.83          0.06             4.58             4.64           (0.06)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $13.22         $0.03           $ 2.72           $ 2.75          $(0.04)
Year ended 3/31/2001#.....................    13.52          0.04            (0.32)           (0.28)          (0.02)
Year ended 3/31/2000#.....................    11.03          0.01             2.49             2.50           (0.01)
Year ended 3/31/1999#.....................    14.08          0.03            (2.91)           (2.88)          (0.03)
Year ended 3/31/1998......................     9.82          0.03             4.57             4.60           (0.03)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
SMALLCAP INDEX
PRIMARY A SHARES
Year ended 3/31/2002#.....................     $(0.33)
Year ended 3/31/2001#.....................         --
Year ended 3/31/2000#.....................         --
Year ended 3/31/1999#.....................      (0.14)
Year ended 3/31/1998......................      (0.31)
INVESTOR A SHARES
Year ended 3/31/2002#.....................     $(0.33)
Year ended 3/31/2001#.....................         --
Year ended 3/31/2000#.....................         --
Year ended 3/31/1999#.....................      (0.14)
Year ended 3/31/1998......................      (0.31)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS

                                                                                                             WITHOUT WAIVERS
                                                                  RATIO OF NET                               AND/OR EXPENSE
                                                                   OPERATING                                 REIMBURSEMENTS
                                                                    EXPENSES                                 ---------------
                                                     RATIO OF      INCLUDING     RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING      INTEREST      INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES       EXPENSE      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE     TO AVERAGE     TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS     NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------

   $(0.40)       $15.63       21.30%   $  499,084      0.40%(a)(b)      0.00%        0.46%          18%           0.76%(a)
    (0.06)        13.24       (1.74)      256,465   0.41(a)(b)           --          0.56           65            0.79(a)
    (0.04)        13.53       22.97       196,593   0.50(a)            0.51(a)       0.35           53            0.77(a)
    (0.20)        11.04      (20.50)      189,379   0.50(a)(b)           --          0.52           65            0.82(a)
    (0.37)        14.10       47.71       102,437   0.50(a)(b)           --          0.52           62            1.02(a)

   $(0.37)       $15.60       20.97%   $    8,724      0.65%(a)(b)      0.00%        0.21%          18%           1.01%(a)
    (0.02)        13.22       (2.06)        6,517   0.66(a)(b)           --          0.31           65            1.04(a)
    (0.01)        13.52       22.67         7,610   0.75(a)            0.76(a)       0.10           53            1.02(a)
    (0.17)        11.03      (20.67)        9,782   0.75(a)(b)           --          0.27           65            1.07(a)
    (0.34)        14.08       47.35        13,768   0.75(a)(b)           --          0.27           62            1.27(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Fund Trust (the "Trust") and Nations Funds Trust ("Funds Trust") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2002, the Trust offered thirty-three separate portfolios and Funds Trust offered eighteen separate portfolios. These financial statements pertain only to the four index portfolios of the Trust and Funds Trust: LargeCap Index Fund, Managed Index Fund, MidCap Index Fund and SmallCap Index Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of the Trust and Funds Trust are presented under separate cover. The Funds currently offer two classes of shares: Primary A Shares and Investor A Shares. Managed Index Fund also offers Primary B Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value determined as of the close of the New York Stock Exchange on the valuation date.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity markets. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, and the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund may write options on such futures contracts primarily for the purpose of terminating existing positions. The Funds may also engage these techniques for non-hedging purposes such as seeking yield enhancement.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is

NATIONS FUNDS
required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with its investment objective and policies. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in dividend income. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

Delayed delivery securities: Securities purchased or sold on a delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs its custodian to segregate assets with a current value at least equal to the amount of its delayed-delivery purchase commitments.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid each month by the Managed Index Fund; all

NATIONS FUNDS
other Funds declare and pay distributions each calendar quarter. Each Fund will distribute net realized capital gains (including net short-term capital gains, if any) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of the Trust and Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Managed Index and SmallCap Index Funds bore costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations. All such costs were amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of the Trust and Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreements") with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreements, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, at the maximum annual rate of 0.40% of each Fund's average daily net assets.

Each of the Trust and Funds Trust has entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.10% of each Fund's average daily net assets.

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Trust and Funds Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.23% of each Fund's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Trust and Funds Trust pursuant to agreements with BA Advisors. For the year ended March 31, 2002, Stephens and BA Advisors earned 0.08% and 0.10%, respectively, of the Funds' average daily net assets for their co-administration services.

BA Advisors and/or the sub-adviser and/or Stephens may, from time to time, reduce their fees payable by each Fund. During the year ended March 31, 2002 and until July 31, 2002, BA Advisors and/or the sub-adviser and/or Stephens have agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

FUND                                           ANNUAL RATE
----------------------------------------------------------
LargeCap Index Fund and MidCap Index Fund....     0.35%
SmallCap Index Fund..........................     0.40%
Managed Index Fund...........................     0.50%

BNY serves as the custodian of the Trust's and Funds Trust's assets. For the year ended March 31, 2002, expenses of the Funds were reduced by $2,930 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. ("PFPC") serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A and Primary B Shares of the Funds. For the year ended March 31, 2002, Bank of America earned approximately $23,991 for providing such services.

Stephens also serves as distributor of the Funds' shares.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any

NATIONS FUNDS
compensation from the Trust and Funds Trust for serving as Trustee or Officer of the Trust and Funds Trust.

The Trust's and Funds Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company in the Nations Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations. Effective January 1, 2002, the retirement plan was terminated. The Trust's and Funds Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Trust has adopted a shareholder administration plan for Primary B Shares of the Managed Index Fund. Each of the Trust and Funds Trust has adopted a combined shareholder servicing and distribution plan for the Investor A Shares of each Fund. The shareholder administration plan permits the Managed Index Fund to compensate institutions for shareholder administration services provided to customers that own Primary B Shares. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BA Advisors.

For the year ended March 31, 2002, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                      CURRENT
                                        RATE
                                     (AFTER FEE    PLAN
                                      WAIVERS)     LIMIT
                                     -------------------
PRIMARY B SHAREHOLDER
  ADMINISTRATION PLAN:
  Managed Index Fund...............     0.50%*     0.60%
INVESTOR A COMBINED SHAREHOLDER
  SERVICING AND DISTRIBUTION
  PLAN.............................     0.25%      0.25%

---------------

 *During the year ended March 31, 2002 and until July 31, 2002
  Stephens has agreed to waive Primary B Shareholder Administration fees as a percentage of the Managed Index Fund's average daily net assets at an annual rate of 0.10%.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2002 were as follows:

                              PURCHASES       SALES
                                (000)         (000)
                              ------------------------
LargeCap Index..............  $  133,930    $  812,689
Managed Index...............   1,087,095     1,356,944
MidCap Index................     450,657       201,259
SmallCap Index..............     285,845       119,388

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2002 were as follows:

                                    PURCHASES     SALES
                                      (000)       (000)
                                    --------------------
Managed Index.....................   $44,286     $11,310

NATIONS FUNDS

5.  FUTURES CONTRACTS

At March 31, 2002, the following Funds had futures contracts open:

                                                                                                                 UNREALIZED
                                                                         VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                              NUMBER OF     WHEN OPENED         CONTRACTS      (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS        (000)              (000)            (000)
-----------------------------------------------------------------------------------------------------------------------------
LARGECAP INDEX:
S&P 500 Futures (long position) Expiring June 2002(a).......     51           $14,817            $14,652           $(165)
MANAGED INDEX:
S&P 500 Futures (long position) Expiring June 2002(a).......     22             6,249              6,321              72
MIDCAP INDEX:
MidCap 400 Futures (long position) Expiring June 2002(a)....     35             9,381              9,493             112
SMALLCAP INDEX:
Russell 200 Futures (long position) Expiring June 2002(a)...     24             6,032              6,090              58

---------------

(a)Securities have been segregated as collateral for each Fund's open futures contracts.

6.  WRITTEN OPTIONS

Written options for the Managed Index Fund for the year ended March 31, 2002 aggregated the following:

                                                PREMIUM
                                   NUMBER OF    RECEIVED
SUMMARY OF WRITTEN OPTIONS         CONTRACTS     (000)
--------------------------------------------------------
Options outstanding at March 31,
  2001...........................        0      $     0
Options written..................   18,060        4,632
Options terminated in closing
  purchase transactions..........   (2,045)      (3,149)
Options expired..................   (6,000)        (730)
                                    ------      -------
Options outstanding at March 31,
  2002...........................   10,015      $   753
                                    ======      =======

7.  SWAP CONTRACTS

At March 31, 2002, the Managed Index Fund had the following swap contracts outstanding:

                                                                                                                     UNREALIZED
                                                           NOTIONAL     FLOATING RATE/         FLOATING RATE/      APPRECIATION/
                                                            AMOUNT    FIXED RATE PAYMENTS   FIXED RATE PAYMENTS    (DEPRECIATION)
DESCRIPTION                                                 (000)      MADE BY THE FUND     RECEIVED BY THE FUND       (000)
---------------------------------------------------------------------------------------------------------------------------------
Contract with Merrill Lynch, effective April 3, 2002,
  expiring April 3, 2007(a)..............................  $10,000         0.320%                  0.520%              $   --
Contract with Commerzbank, effective February 26, 2002,
  expiring February 26, 2014(a)..........................    5,750         5.690               3-month LIBOR              244
Contract with Commerzbank, effective June 3, 2002,
  expiring January 15, 2030(a)...........................   10,500         6.076               3-month LIBOR              503
Contract with Commerzbank, effective October 26, 2001,
  expiring January 15, 2030(a)...........................   10,720         5.846               3-month LIBOR              756
Contract with Commerzbank, effective February 26, 2002,
  expiring February 26, 2009(a)..........................   17,000     3-month LIBOR               5.183                 (565)
Contract with Commerzbank, effective February 26, 2002,
  expiring February 26, 2004(a)..........................   25,500     3-month LIBOR               3.345                  318
                                                                                                                       ------
Total net unrealized appreciation........................                                                              $1,256
                                                                                                                       ======

---------------

(a)Fair valued security.

NATIONS FUNDS

8.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2002, an unlimited number of shares of beneficial interest without par value were authorized for each of the Trust and Funds Trust. The Trust's and Funds Trust's Declarations of Trust authorize the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

9.  LINES OF CREDIT

The Trust and Funds Trust each participate with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At March 31, 2002, there were no loans outstanding under this Agreement. For the year ended March 31, 2002, borrowings by the Funds under the Agreement were as follows:

                                      AVERAGE
                                      AMOUNT       AVERAGE
                                    OUTSTANDING    INTEREST
FUND                                   (000)         RATE
-----------------------------------------------------------
LargeCap Index....................      $39          3.31%
Managed Index.....................       82          3.27
SmallCap Index....................        3          5.49

The average amount outstanding was calculated based on daily balances in the period.

10.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

At March 31, 2002, the following Funds had securities on loan:

                               MARKET VALUE OF     MARKET VALUE
                              LOANED SECURITIES    OF COLLATERAL
FUND                                (000)              (000)
----------------------------------------------------------------
LargeCap Index..............      $276,626           $286,690
Managed Index...............        17,575             20,261
MidCap Index................       157,580            163,317
SmallCap Index..............        75,771             78,818

11.  INCOME TAXES

Information on the tax components of capital is as follows:

                                                                                               NET TAX
                                                                                              UNREALIZED
                                                                                            APPRECIATION/
                                                                                            (DEPRECIATION)
                                                                              NET TAX             ON         UNDISTRIBUTED
                                                                             UNREALIZED      DERIVATIVES       ORDINARY
                               COST OF                                     APPRECIATION/     AND FOREIGN        INCOME/
                             INVESTMENTS    GROSS TAX       GROSS TAX      (DEPRECIATION)      CURRENCY      (ACCUMULATED
                               FOR TAX      UNREALIZED      UNREALIZED           ON         AND NET OTHER      ORDINARY
                              PURPOSES     APPRECIATION    DEPRECIATION     INVESTMENTS         ASSETS           LOSS)
FUND                            (000)         (000)           (000)            (000)            (000)            (000)
--------------------------------------------------------------------------------------------------------------------------
LargeCap Index.............  $1,535,425      $318,787       $(251,200)        $67,587           $   --          $  605
Managed Index..............     235,759        45,689          (8,163)         37,526            2,265           5,370
MidCap Index...............     790,588        97,955         (49,086)         48,869               --             126
SmallCap Index.............     534,364        94,454         (32,618)         61,836               --             160


                             UNDISTRIBUTED
                               LONG-TERM
                                 GAINS/
                              (ACCUMULATED
                             CAPITAL LOSS)
FUND                             (000)
---------------------------  --------------
LargeCap Index.............     $(95,403)
Managed Index..............        3,561
MidCap Index...............        7,103
SmallCap Index.............        2,451

NATIONS FUNDS

At March 31, 2002, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                              EXPIRING IN    EXPIRING IN
                                                                 2009           2010
FUND                                                             (000)          (000)
----------------------------------------------------------------------------------------
LargeCap Index..............................................    $31,209        $39,881

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended March 31, 2002, the following Funds elected to defer losses occurring between November 1, 2001 and March 31, 2002 under these rules, as follows:

                                                              CAPITAL
                                                               LOSSES
                                                              DEFERRED
FUND                                                           (000)
----------------------------------------------------------------------
LargeCap Index..............................................  $24,313

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2003.

The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                                                             LONG-TERM
                                                              ORDINARY        CAPITAL
                                                               INCOME          GAINS
FUND                                                           (000)           (000)
-----------------------------------------------------------------------------------------
LargeCap Index..............................................  $19,342         $    --
Managed Index...............................................    2,737          32,163
MidCap Index................................................    3,603          22,727
SmallCap Index..............................................    1,795           6,894

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due primarily to different book and tax accounting for futures contracts, the redemption in kind and use of the tax accounting practice known as equalization.

12.  REORGANIZATIONS

On May 12, 2000, the Managed Index Fund and the SmallCap Index Fund (each an "Acquiring Fund"), acquired the assets and assumed the liabilities of the Nations Managed Value Index Fund and the Nations Managed SmallCap Value Index Fund, respectively, (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the respective Acquiring Fund, pursuant to a plan of reorganization approved by the respective Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                 TOTAL NET ASSETS
                                          TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
                                          OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   UNREALIZED APPRECIATION
ACQUIRING FUND        ACQUIRED FUND            (000)               (000)               (000)                  (000)
----------------------------------------------------------------------------------------------------------------------------
Managed Index    Managed Value Index
                 Fund                          $3,079            $571,572            $574,651                 $536
SmallCap Index   Managed SmallCap Value
                 Index Fund                     2,660             188,836             191,096                   94

CONVERSION OF COMMON TRUST FUNDS

On May 12, 2000, the LargeCap Index Fund (the "Acquiring Fund"), acquired the assets of Boatmen's Trust Company Equity Index Fund, a common trust fund, managed by Bank of America, N.A. (the "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented

NATIONS FUNDS
in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the conversion date were as follows:

                                                                    ACQUIRED
                                            TOTAL NET ASSETS OF       FUND
TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND       UNREALIZED
   ACQUIRED FUND        ACQUIRING FUND       AFTER CONVERSION     APPRECIATION
       (000)                 (000)                 (000)             (000)
------------------------------------------------------------------------------
      $86,357             $2,700,937            $2,787,294          $56,303

BANK PLAN REDEMPTION-IN-KIND

On January 11, 2002, certain Separate Accounts, as listed in the left column below redeemed shares and acquired net assets from Primary A Shares of certain Nations Funds, listed in the right column below. The number and value of shares redeemed by each Nations Fund are included in the Schedules of capital stock activity. Shares redeemed, acquired net assets and realized gain/loss as of the conversion date were as follows:

                                                      SHARES             TOTAL NET ASSETS
                                               REDEEMED/TRANSFERRED    REDEEMED/TRANSFERRED    REALIZED
                                                   TO BANK PLAN            TO BANK PLAN        GAIN/LOSS
BANK PLAN SEPARATE ACCOUNTS   NATIONS FUND            (000)                   (000)              (000)
--------------------------------------------------------------------------------------------------------
S&P 499 Separate Account     LargeCap Index           31,578                 $696,920           $45,612
Managed Index Separate       Managed Index
Account                                               11,709                  161,347            36,201
MidCap Index Separate        MidCap Index
Account                                               15,132                  132,408             4,887
SmallCap Index Separate      SmallCap Index
Account                                                3,900                   57,297             5,938

13.  SUBSEQUENT EVENT

On October 10, 2001, the Board of Trustees of each fund listed in the left column below (each a "Fund") approved its reorganization into a newly created successor fund that is substantially identical to the existing Fund. On March 27, 2002, shareholders of each Fund approved the reorganization. The reorganization occurred on May 10, 2002. At that time, shares of each Fund were exchanged for shares of equal value of the newly created successor fund. The principal effect of this reorganization was to redomicile the Funds in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters.

FUND                    REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
------------------------------------------------------------------------
LargeCap Index                 LargeCap Index
Managed Index                   Managed Index
SmallCap Index                 SmallCap Index

NATIONS FUNDS

  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUND TRUST AND NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations LargeCap Index Fund, Nations Managed Index Fund, Nations MidCap Index Fund and Nations SmallCap Index Fund, (constituting part of Nations Fund Trust or Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 17, 2002

NATIONS FUND

  TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 2002, the amount of long-term capital gains designated by the Trust and Funds Trust were as follows:

FUND                                                             TOTAL
-------------------------------------------------------------------------
Managed Index...............................................  $35,229,824
MidCap Index................................................   24,795,729
SmallCap Index..............................................    7,686,225

Of the ordinary income (including short-term capital gain) distributions made by the Trust and Funds Trust during the fiscal year ended March 31, 2001, the following percentages qualify for the dividend received deduction available to corporate shareholders:

LargeCap Index..............................................    100.00%
Managed Index...............................................    100.00%
MidCap Index................................................    100.00%
SmallCap Index..............................................    100.00%

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Boards of Trustees/Directors (the "Boards") of Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations Funds Trust and Nations Master Investment Trust (the "Companies") oversee their funds to ensure that they are managed and operated in the interests of shareholders. This annual report may relate to Funds of one or more of the Companies. Please see the introduction for the Notes to financial statements for information about which Funds and which Companies are applicable to this annual report. A majority of the Trustees/Directors ("Board Members") are "independent," meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the funds, apart from the personal investments that most Board Members have made in certain of the funds as private individuals. The Board Members bring distinguished backgrounds in government, business, academia and public service to their task of working with Company officers to establish the policies and oversee the activities of the funds. Although all Board Members are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Companies, the independent Board Members have particular responsibilities for assuring that the Companies are managed in the best interests of fund shareholders.

The following table provides basic information about the Board Members and Officers of the Companies. The mailing address of each Board Member is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Board Member and Officer serves in identical capacities for each Company (except for Mr. Carmichael, who serves in an advisory capacity for certain Companies) and serves an indefinite term, subject to retirement from service as required (pursuant to each Company's retirement policy) at the end of the calendar year in which a Board Member turns 72, provided that any Board Member who served on any of the Boards as of February 22, 2001, and who reached the age of 72 no later than the end of that calendar year, may continue to serve until the end of the calendar year in which such Trustee reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Board Members.

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
  WITH THE COMPANIES     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS
William P. Carmichael    Indefinite term;        Senior Managing Director of The      41 (50 others in an
Age: 58                  Board Member since      Succession Fund (a company formed     advisory capacity
Board Member (Nations    1999                    to advise and buy family owned              only)
Funds Trust and                                  companies) from 1998 through
Nations Master                                   April 2001.
Investment Trust only)
William H. Grigg         Indefinite term;        Retired; Chairman Emeritus since             95
Age: 69                  Board Member since      July 1997, Chairman and Chief
Board Member             1991                    Executive Officer through July
                                                 1997 -- Duke Power Co.
Thomas F. Keller         Indefinite term;        R.J. Reynolds Industries                     95
Age: 70                  Board Member since      Professor of Business
Board Member             1991                    Administration, Fuqua School of
                                                 Business, Duke University, since
                                                 July 1974; Dean, Fuqua School of
                                                 Business Europe, Duke University,
                                                 July 1999 through June 2001
Carl E. Mundy, Jr.       Indefinite term;        President and Chief Executive                91
Age: 66                  Board Member since      Officer -- USO from May 1996 to
Board Member             1996                    May 2000; Commandant -- United
                                                 States Marine Corps from July
                                                 1991 to July 1995; Member, Board
                                                 of Advisors to the Comptroller
                                                 General of the United States;
                                                 Chairman, Board of Trustees,
                                                 Marine Corps University
                                                 Foundation;
Dr. Cornelius J. Pings   Indefinite term;        Retired; President, Association              91
Age: 73                  Board Member since      of American Universities through
Board Member             1999                    June 1998.

NAME, AGE AND POSITION
  WITH THE COMPANIES        OTHER DIRECTORSHIPS HELD
----------------------  ---------------------------------
INDEPENDENT BOARD MEMB
William P. Carmichael   Director -- Cobra Electronics
Age: 58                 Corporation (electronic equipment
Board Member (Nations   manufacturer), Opta Food
Funds Trust and         Ingredients, Inc. (food
Nations Master          ingredients manufacturer) and
Investment Trust only)  Golden Rule Insurance Company
                        since May, 1994; Board Member,
                        Nations Funds Family (4
                        registered investment companies)
William H. Grigg        Director, The Shaw Group, Inc.;
Age: 69                 and Director and Vice Chairman,
Board Member            Aegis Insurance Services, Ltd. (a
                        mutual fund insurance company in
                        Bermuda); Board Member, Nations
                        Funds Family (11 registered
                        investment companies)
Thomas F. Keller        Director, Wendy's International,
Age: 70                 Inc. (restaurant operating and
Board Member            franchising); Director, Dimon,
                        Inc. (tobacco); and Director,
                        Biogen, Inc. (pharmaceutical
                        biotechnology); Board Member,
                        Nations Funds Family (11
                        registered investment companies)
Carl E. Mundy, Jr.      Director -- Shering-Plough
Age: 66                 (pharmaceuticals and health care
Board Member            products); General Dynamics
                        Corporation (defense systems);
                        Board Member, Nations Funds
                        Family (7 registered investment
                        companies)

Dr. Cornelius J. Pings  Director, Farmers Group, Inc.
Age: 73                 (insurance company); Board
Board Member            Member, Nations Funds Family (7
                        registered investment companies)

NATIONS FUNDS

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)




NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
  WITH THE COMPANIES     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Charles B. Walker        Indefinite term;        Vice Chairman and Chief Financial            91
Age: 63                  Board Member since      Officer -- Albemarle Corporation
Board Member             1985                    (chemical manufacturing)
INTERESTED BOARD MEMBERS(1)
Edmund L. Benson, III    Indefinite term;        Director, President and                      91
Age: 65                  Board Member since      Treasurer, Saunders & Benson,
Board Member             1985                    Inc. (insurance)
James B. Sommers         Indefinite term;        Retired                                      91
Age: 63                  Board Member since
Board Member             1997
A. Max Walker            Indefinite term;        Independent Financial Consultant             95
Age: 80                  Board Member since
President, Chairman of   inception
the Boards and Board
Member
Thomas S. Word, Jr.      Indefinite term;        Partner -- McGuire, Woods, Battle            91
Age: 63                  Board Member since      & Boothe LLP (law firm)
Board Member             1985
OTHER OFFICERS
Richard H. Blank, Jr.    Indefinite term;        Senior Vice President since 1998,            N/A
Age: 44                  Secretary since 1993    and Vice President from 1994 to
Stephens Inc.            and Treasurer since     1998 -- Mutual Fund Services,
111 Center Street        1998                    Stephens Inc.; Secretary since
Little Rock, AR 72201                            September 1993 and Treasurer
Secretary and                                    since November 1998 -- Nations
Treasurer                                        Funds Family (7 other registered
                                                 investment companies)

NAME, AGE AND POSITION
  WITH THE COMPANIES        OTHER DIRECTORSHIPS HELD
----------------------  ---------------------------------
Charles B. Walker       Director -- Ethyl Corporation
Age: 63                 (chemical manufacturing); Board
Board Member            Member, Nations Funds Family (7
                        registered investment companies)
INTERESTED BOARD MEMBE
Edmund L. Benson, III   Director, Insurance Managers Inc.
Age: 65                 (insurance); Board Member,
Board Member            Nations Funds Family (7
                        registered investment companies)
James B. Sommers        Chairman -- Central Piedmont
Age: 63                 Community College Foundation;
Board Member            Director, Board of Commissioners,
                        Charlotte/Mecklenberg Hospital
                        Authority; Trustee, Central
                        Piedmont Community College, Mint
                        Museum of Art; Board Member,
                        Nations Funds Family (7
                        registered investment companies)
A. Max Walker           President, Chairman and Board
Age: 80                 Member, Nations Funds Family (7
President, Chairman of  registered investment companies)
the Boards and Board    Chairman and Board Member,
Member                  Nations Funds Family (4
                        registered investment companies)
Thomas S. Word, Jr.     Director -- Vaughan-Bassett
Age: 63                 Furniture Company, Inc.
Board Member            (furniture); Board Member,
                        Nations Funds Family (7
                        registered investment companies)
OTHER OFFICERS
Richard H. Blank, Jr.   N/A
Age: 44
Stephens Inc.
111 Center Street
Little Rock, AR 72201
Secretary and
Treasurer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BA Advisors. Mr. Sommers own securities of Bank of America Corporation, the parent holding company of BA Advisors. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates. Mr. A. Max Walker is an Interested Board Member by virtue of the fact that he also serves as President of the Companies.

More information about the Board Members is available in the Statement of Additional Information, which is available at no charge from Nations Funds.

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

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
THE NATIONS FUNDS FAMILY OF FUNDS


Within each category, the funds
are listed from aggressive to
conservative.

Lower risk/reward potential


SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations Managed Index Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTIES
Nations Financial Services Fund
Nations Convertible Securities Fund

MONEY MARKET FUNDS

Nations Prime Fund(1)
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund(2)
Nations Government Reserves
Nations Treasury Fund(3)
Nations Treasury Reserves
Nations Tax Exempt Fund(4)
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA, MD, NC, SC, TN, TX, VA)(5)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


STOCK FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth & Income Fund(6)
Nations Aggressive Growth Fund(7)
Nations Capital Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Blue Chip Fund(8)
Nations Asset Allocation Fund
Nations Equity Income Fund(9)

VALUE FUNDS
Nations MidCap Value Fund
Nations Value Fund
Nations LargeCap Value Fund
Nations Classic Value Fund

Higher reward/risk potential

INTERNATIONAL/GLOBAL FUNDS

Nations Emerging Markets Fund
Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund

1 Effective May 10, 2002, the fund reorganized into Nations Cash Reserves.
2 Effective May 10, 2002, the fund reorganized into Nations Government Reserves. 3 Effective May 10, 2002, the fund reorganized into Nations Treasury Reserves.
4 Effective May 10, 2002, the fund reorganized into Nations Tax-Exempt Reserves. 5 Effective May 10, 2002, these funds, excluding CA and FL, reorganized into a corresponding intermediate municipal bond fund of the same state which has substantially similar investment objectives and principal investment strategies.
6 Effective May 10, 2002, the fund's name changed to Nations Marsico Growth Fund which better reflects the fund's investment objective and strategies.
7 Effective May 10, 2002, the fund reorganized into Nations Capital Growth Fund. 8 Effective May 10, 2002, the fund reorganized into Nations Strategic Growth
  Fund.
9 Effective May 10, 2002, the fund reorganized into Nations Convertible
  Securities Fund.



INDEXAR
220635 (04/02)